                                                                    EXHIBIT 10.1

                     AMENDED AND RESTATED CREDIT AGREEMENT,

                          dated as of August 29, 2003,

                                      among

                       ASSOCIATED MATERIALS INCORPORATED,
                    as the U.S. Borrower and as a Guarantor,

                        GENTEK BUILDING PRODUCTS LIMITED,
                            as the Canadian Borrower,

                       ASSOCIATED MATERIALS HOLDINGS INC.,
                                 as a Guarantor,

                VARIOUS FINANCIAL INSTITUTIONS AND OTHER PERSONS
                        FROM TIME TO TIME PARTIES HERETO,
                                 as the Lenders,

                            UBS AG, STAMFORD BRANCH,
                        as the U.S. Administrative Agent,

                            UBS AG, STAMFORD BRANCH,
                   as the Canadian Term Administrative Agent,

                       CANADIAN IMPERIAL BANK OF COMMERCE,
                 as the Canadian Revolving Administrative Agent,

                           CREDIT SUISSE FIRST BOSTON,
                    ACTING THROUGH ITS CAYMAN ISLANDS BRANCH,
                            as the Syndication Agent,

                                       and

                            CIBC WORLD MARKETS CORP.,
                           as the Documentation Agent

                              ---------------------

                               UBS SECURITIES LLC
                                       and
                           CREDIT SUISSE FIRST BOSTON,
                    ACTING THROUGH ITS CAYMAN ISLANDS BRANCH,
                           as the Joint Lead Arrangers

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                                TABLE OF CONTENTS

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                                                      ARTICLE I
                                           DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.1.   Defined Terms..........................................................................................     4

SECTION 1.2.   Use of Defined Terms...................................................................................    48

SECTION 1.3.   Cross-References.......................................................................................    48

SECTION 1.4.   Accounting and Financial Determinations................................................................    49

                                                      ARTICLE II
                     COMMITMENTS, BORROWING AND ISSUANCE PROCEDURES, Notes AND LETTERS OF CREDIT

SECTION 2.1.   Commitments............................................................................................    49

        SECTION 2.1.1.    Revolving Loan Commitments and Swing Line Loan Commitments..................................    49

        SECTION 2.1.2.    Letter of Credit Commitments................................................................    51

        SECTION 2.1.3.    Term Loan Commitments.......................................................................    52

SECTION 2.2.   Reduction of the Commitment Amounts....................................................................    53

SECTION 2.3.   Borrowing Procedures...................................................................................    53

        SECTION 2.3.1.    Borrowing Procedures........................................................................    54

        SECTION 2.3.2.    Swing Line Loan Borrowing Procedures........................................................    54

SECTION 2.4.   Continuation and Conversion Elections..................................................................    55

        SECTION 2.4.1.    Converting Canadian Prime Rate Loans to, or Continuing Canadian BAs as, Canadian BAs........    56

        SECTION 2.4.2.    Converting Canadian BAs to Canadian Prime Rate Loans........................................    56

SECTION 2.5.   Funding................................................................................................    56

SECTION 2.6.   Letter of Credit Issuance Procedures...................................................................    57

        SECTION 2.6.1.    Other Lenders' Participation................................................................    57

        SECTION 2.6.2.    Disbursements...............................................................................    58

        SECTION 2.6.3.    Reimbursement...............................................................................    58

        SECTION 2.6.4.    Deemed Disbursements........................................................................    59

        SECTION 2.6.5.    Nature of Reimbursement Obligations.........................................................    59

        SECTION 2.6.6.    Deemed Issuance of Existing Letters of Credit...............................................    60

SECTION 2.7.   U.S. Register; U.S. Notes..............................................................................    60

SECTION 2.8.   Canadian Registers; Canadian Notes.....................................................................    61
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SECTION 2.9.   Canadian BAs...........................................................................................    63

        SECTION 2.9.1.    Funding of Canadian BAs.....................................................................    63

        SECTION 2.9.2.    Execution of Canadian BAs...................................................................    63

        SECTION 2.9.3.    Special Provisions Relating to Acceptance Notes.............................................    64

                                                     ARTICLE III
                                      REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

SECTION 3.1.   Repayments and Prepayments; Application................................................................    64

        SECTION 3.1.1.    Repayments and Prepayments..................................................................    64

        SECTION 3.1.2.    Application.................................................................................    69

SECTION 3.2.   Interest Provisions....................................................................................    70

        SECTION 3.2.1.    Rates.......................................................................................    70

        SECTION 3.2.2.    Post-Maturity Rates.........................................................................    70

        SECTION 3.2.3.    Payment Dates...............................................................................    70

        SECTION 3.2.4.    Interest Act Provision......................................................................    71

SECTION 3.3.   Fees...................................................................................................    71

        SECTION 3.3.1.    Commitment Fee..............................................................................    71

        SECTION 3.3.2.    Agents' Fee.................................................................................    72

        SECTION 3.3.3.    Letter of Credit Fees.......................................................................    72

                                                      ARTICLE IV
                                 CERTAIN EURODOLLAR, CANADIAN BA AND OTHER PROVISIONS

SECTION 4.1.   Eurodollar Lending Unlawful............................................................................    72

SECTION 4.2.   Deposits Unavailable; Circumstances making Canadian BAs Unavailable....................................    73

SECTION 4.3.   Increased Loan Costs, etc..............................................................................    73

SECTION 4.4.   Funding Losses.........................................................................................    74

SECTION 4.5.   Increased Capital Costs................................................................................    74

SECTION 4.6.   Taxes..................................................................................................    75

SECTION 4.7.   Payments, Computations, etc............................................................................    78

SECTION 4.8.   Sharing of Payments....................................................................................    79

SECTION 4.9.   Setoff.................................................................................................    79

SECTION 4.10.  Replacement of Lenders.................................................................................    80
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SECTION 4.11.  Change of Lending Office...............................................................................    80

                                                      ARTICLE V
                                           CONDITIONS TO CREDIT EXTENSIONS

SECTION 5.1.   [INTENTIONALLY OMITTED]................................................................................    81

SECTION 5.2.   All Credit Extensions..................................................................................    81

        SECTION 5.2.1.    Compliance with Warranties, No Default, etc.................................................    81

        SECTION 5.2.2.    Credit Extension Request, etc...............................................................    81

                                                      ARTICLE VI
                                            REPRESENTATIONS AND WARRANTIES

SECTION 6.1.   Organization, etc......................................................................................    82

SECTION 6.2.   Due Authorization, Non-Contravention, etc..............................................................    82

SECTION 6.3.   Government Approval, Regulation, etc...................................................................    82

SECTION 6.4.   Validity, etc..........................................................................................    82

SECTION 6.5.   Financial Information..................................................................................    83

SECTION 6.6.   No Material Adverse Effect.............................................................................    83

SECTION 6.7.   Litigation.............................................................................................    83

SECTION 6.8.   Labor Matters..........................................................................................    83

SECTION 6.9.   Subsidiaries...........................................................................................    83

SECTION 6.10.  Ownership of Properties................................................................................    83

SECTION 6.11.  Taxes..................................................................................................    84

SECTION 6.12.  Pension and Welfare Plans..............................................................................    84

SECTION 6.13.  Environmental Warranties...............................................................................    85

SECTION 6.14.  Accuracy of Information................................................................................    87

SECTION 6.15.  Regulations U and X....................................................................................    87

SECTION 6.16.  Issuance of Subordinated Debt, Status of Obligations as Senior Indebtedness, etc.......................    87

SECTION 6.17.  Solvency...............................................................................................    88

                                                     ARTICLE VII
                                                      COVENANTS

SECTION 7.1.   Affirmative Covenants..................................................................................    88

        SECTION 7.1.1.    Financial Information, Reports, Notices, etc................................................    88
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        SECTION 7.1.2.    Maintenance of Existence; Compliance with Laws, etc.........................................    91

        SECTION 7.1.3.    Maintenance of Properties...................................................................    91

        SECTION 7.1.4.    Insurance...................................................................................    91

        SECTION 7.1.5.    Bank Meeting; Books and Records.............................................................    93

        SECTION 7.1.6.    Environmental Law Covenant..................................................................    93

        SECTION 7.1.7.    Use of Proceeds.............................................................................    94

        SECTION 7.1.8.    Mortgages...................................................................................    94

        SECTION 7.1.9.    Future Subsidiaries.........................................................................    96

        SECTION 7.1.10.   Additional Collateral; Insurance............................................................    98

        SECTION 7.1.11.   [INTENTIONALLY OMITTED].....................................................................    99

        SECTION 7.1.12.   Maintenance of Corporate Separateness.......................................................    99

        SECTION 7.1.13.   Holdings Stockholders Agreement.............................................................    99

SECTION 7.2.   Negative Covenants.....................................................................................    99

        SECTION 7.2.1.    Business Activities.........................................................................    99

        SECTION 7.2.2.    Indebtedness................................................................................    99

        SECTION 7.2.3.    Liens.......................................................................................   102

        SECTION 7.2.4.    Financial Condition and Operations..........................................................   105

        SECTION 7.2.5.    Investments.................................................................................   106

        SECTION 7.2.6.    Restricted Payments, etc....................................................................   109

        SECTION 7.2.7.    Capital Expenditures, etc...................................................................   110

        SECTION 7.2.8.    No Prepayment of Subordinated Debt..........................................................   111

        SECTION 7.2.9.    Capital Stock of Subsidiaries...............................................................   111

        SECTION 7.2.10.   Consolidation, Merger, Acquisitions, etc....................................................   111

        SECTION 7.2.11.   Permitted Dispositions......................................................................   112

        SECTION 7.2.12.   Modification of Certain Agreements..........................................................   114

        SECTION 7.2.13.   Transactions with Affiliates................................................................   114

        SECTION 7.2.14.   Restrictive Agreements, etc.................................................................   115

        SECTION 7.2.15.   Sale and Leaseback..........................................................................   116

        SECTION 7.2.16.   Take or Pay Contracts.......................................................................   116

        SECTION 7.2.17.   Fiscal Year.................................................................................   116
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        SECTION 7.2.18.   Activities of Holdings......................................................................   116

                                                     ARTICLE VIII
                                                  EVENTS OF DEFAULT

SECTION 8.1.   Listing of Events of Default...........................................................................   117

        SECTION 8.1.1.    Non-Payment of Obligations..................................................................   117

        SECTION 8.1.2.    Breach of Warranty..........................................................................   117

        SECTION 8.1.3.    Non-Performance of Certain Covenants and Obligations........................................   117

        SECTION 8.1.4.    Non-Performance of Other Covenants and Obligations..........................................   117

        SECTION 8.1.5.    Default on Other Indebtedness...............................................................   118

        SECTION 8.1.6.    Judgments...................................................................................   118

        SECTION 8.1.7.    Pension Plans...............................................................................   118

        SECTION 8.1.8.    Change in Control...........................................................................   119

        SECTION 8.1.9.    Bankruptcy, Insolvency, etc.................................................................   119

        SECTION 8.1.10.   Impairment of Security, etc.................................................................   120

        SECTION 8.1.11.   Failure of Subordination....................................................................   120

        SECTION 8.1.12.   [INTENTIONALLY OMITTED].....................................................................   120

SECTION 8.2.   Action if Bankruptcy...................................................................................   120

SECTION 8.3.   Action if Any Event of Default.........................................................................   121

                                                      ARTICLE IX
                                                  HOLDINGS GUARANTY

SECTION 9.1.   Guaranty...............................................................................................   121

SECTION 9.2.   Acceleration of Holdings Guaranty......................................................................   121

SECTION 9.3.   Guaranty Absolute, etc.................................................................................   122

SECTION 9.4.   Reinstatement, etc.....................................................................................   123

SECTION 9.5.   Waiver, etc............................................................................................   123

SECTION 9.6.   Postponement of Subrogation, etc.......................................................................   123

SECTION 9.7.   Successors, Transferees and Assigns; Transfers of Notes, etc...........................................   123

                                                      ARTICLE X
                                                U.S. BORROWER GUARANTY

SECTION 10.1.  Guaranty...............................................................................................   124

SECTION 10.2.  Acceleration of U.S. Borrower Guaranty.................................................................   124
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SECTION 10.3.  Guaranty Absolute, etc.................................................................................   124

SECTION 10.4.  Reinstatement, etc.....................................................................................   126

SECTION 10.5.  Waiver, etc............................................................................................   126

SECTION 10.6.  Postponement of Subrogation, etc.......................................................................   126

SECTION 10.7.  Successors, Transferees and Assigns; Transfers of Canadian Notes, etc..................................   126

                                                      ARTICLE XI
                                                      THE AGENTS

SECTION 11.1.  Appointments and Authorizations; Actions...............................................................   127

SECTION 11.2.  Funding, Reliance, etc.................................................................................   128

SECTION 11.3.  Exculpation............................................................................................   128

SECTION 11.4.  Successor..............................................................................................   129

SECTION 11.5.  Credit Extensions by each Agent........................................................................   130

SECTION 11.6.  Credit Decisions.......................................................................................   130

SECTION 11.7.  Copies, etc............................................................................................   130

SECTION 11.8.  Reliance by Agents.....................................................................................   130

SECTION 11.9.  Notice of Defaults.....................................................................................   131

                                                     ARTICLE XII
                                               MISCELLANEOUS PROVISIONS

SECTION 12.1.  Waivers, Amendments, etc...............................................................................   131

SECTION 12.2.  Notices; Time..........................................................................................   133

SECTION 12.3.  Payment of Costs and Expenses..........................................................................   134

SECTION 12.4.  Indemnification........................................................................................   134

SECTION 12.5.  Survival...............................................................................................   136

SECTION 12.6.  Severability...........................................................................................   136

SECTION 12.7.  Headings...............................................................................................   136

SECTION 12.8.  Execution in Counterparts..............................................................................   136

SECTION 12.9.  Governing Law; Entire Agreement........................................................................   136

SECTION 12.10. Successors and Assigns.................................................................................   136

SECTION 12.11. Sale and Transfer of Credit Extensions; Participations in Credit Extensions Notes......................   137
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SECTION 12.12. Other Transactions.....................................................................................   140

SECTION 12.13. Independence of Covenants..............................................................................   140

SECTION 12.14. Judgment Currency......................................................................................   140

SECTION 12.15. Tax Matters Disclosure.................................................................................   140

SECTION 12.16. Forum Selection and Consent to Jurisdiction............................................................   141

SECTION 12.17. Waiver of Jury Trial...................................................................................   142
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                                    EXHIBITS

EXHIBIT A-1  -  Form of U.S. Revolving Note
EXHIBIT A-2  -  Form of Canadian Revolving Note
EXHIBIT A-3  -  Form of U.S. Swing Line Note
EXHIBIT A-4  -  Form of Canadian Swing Line Note
EXHIBIT A-5  -  Form of U.S. Term Loan Note
EXHIBIT A-6  -  Form of Canadian Term Loan Note
EXHIBIT A-7  -  Form of Acceptance Note
EXHIBIT B-1  -  Form of U.S. Borrowing Request
EXHIBIT B-2  -  Form of Canadian Borrowing Request
EXHIBIT B-3  -  Form of U.S. Issuance Request
EXHIBIT B-4  -  Form of Canadian Issuance Request
EXHIBIT C-1  -  Form of U.S. Continuation/Conversion Notice
EXHIBIT C-2  -  Form of Canadian Continuation/Conversion Notice
EXHIBIT D    -  Form of Amendment Effective Date Certificate
EXHIBIT E    -  Form of Compliance Certificate
EXHIBIT F-1  -  Form of U.S. Subsidiary Guaranty
EXHIBIT F-2  -  Form of Canadian Subsidiary Guaranty
EXHIBIT G-1  -  Form of Holdings Pledge Agreement
EXHIBIT G-2  -  Form of U.S. Borrower Security and Pledge Agreement
EXHIBIT G-3  -  Form of U.S. Subsidiary Security and Pledge Agreement
EXHIBIT G-4  -  Form of Canadian Debenture
EXHIBIT G-5  -  Form of Canadian Pledge Agreement
EXHIBIT H    -  Form of Perfection Certificate
EXHIBIT I    -  Form of Solvency Certificate
EXHIBIT J    -  Form of Interco Subordination Agreement
EXHIBIT K    -  Form of Lender Assignment Agreement

                                    SCHEDULES

SCHEDULE I   -  Disclosure Schedule
SCHEDULE II  -  Lender Percentages
SCHEDULE III -  Addresses for Notices and Domestic Offices
SCHEDULE IV  -  Original Mortgages

                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 29, 2003, is made by and among, ASSOCIATED MATERIALS INCORPORATED, a corporation organized and existing under the laws of Delaware ("AMI" or the "U.S. Borrower"), GENTEK BUILDING PRODUCTS LIMITED, an corporation organized and existing under the laws of Ontario, Canada ("Gentek" or the "Canadian Borrower" and, together with the U.S. Borrower, each a "Borrower" and collectively the "Borrowers"), ASSOCIATED MATERIALS HOLDINGS INC., a corporation organized and existing under the laws of Delaware ("Holdings"), the various financial institutions and other Persons from time to time parties hereto which extend a Commitment to the U.S. Borrower (the "U.S. Lenders"), the various financial institutions and other Persons from time to time parties hereto which extend a Commitment to the Canadian Borrower (the "Canadian Lenders" and, together with the U.S. Lenders, the "Lenders"), UBS AG, STAMFORD BRANCH, as administrative agent for the U.S. Lenders under the U.S. Facility (in such capacity, the "U.S. Administrative Agent"), UBS AG, STAMFORD BRANCH, as administrative agent for the Canadian Term Loan Lenders under the Canadian Facility (in such capacity, the "Canadian Term Administrative Agent"), CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for the Canadian Revolving Loan Lenders under the Canadian Facility (in such capacity, the "Canadian Revolving Administrative Agent" and, together with the U.S. Administrative Agent and the Canadian Term Administrative Agent, the "Administrative Agents"), CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH, as syndication agent (in such capacity, the "Syndication Agent"), CIBC WORLD MARKETS CORP., as documentation agent (in such capacity, the "Documentation Agent"), and UBS SECURITIES LLC and CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH, as joint lead arrangers (in such capacity, the "Joint Lead Arrangers").

                              W I T N E S S E T H :

         WHEREAS, AMI, Holdings, certain Lenders party thereto (the "Original Lenders"), UBS Securities LLC (f/k/a UBS Warburg LLC) and Credit Suisse First Boston Corporation, as joint lead arrangers, Credit Suisse First Boston, Cayman Islands Branch, as syndication agent, CIBC World Markets Corp., as documentation agent and UBS AG, Stamford Branch, as administrative agent for the Original Lenders, entered into that certain Credit Agreement, dated as of April 19, 2002 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the "Original Credit Agreement"), pursuant to which the Original Lenders made certain loans to AMI (the "Original Loans");

         WHEREAS, the Obligations (as defined in the Original Credit Agreement, hereinafter the "Original Obligations") of AMI and the other Obligors under the Original Credit Agreement and the other Loan Documents (as defined in the Original Credit Agreement, such other Loan Documents hereinafter the "Original Collateral Documents") are secured by certain collateral (hereinafter the "Original Collateral") and are guaranteed or supported or otherwise benefited by the Original Collateral Documents;

         WHEREAS, the U.S. Borrower wishes to acquire (the "Gentek Acquisition") all of the outstanding capital stock of Gentek Holdings, Inc., a Delaware corporation, pursuant to a stock purchase agreement (the "Gentek Acquisition Agreement"), dated as of July 31, 2003, by and among AMI, Gentek Holdings, Inc., certain subsidiaries of Gentek Holdings, Inc., the Ontario Teachers Pension Plan Board and certain other holders of the capital stock of Gentek Holdings, Inc.;

         WHEREAS, immediately prior to the Amendment Effective Date, Term Loans (as defined in the Original Credit Agreement) in the aggregate principal amount of $76,500,000 were outstanding under the Original Credit Agreement (the "Original Term Loans");

         WHEREAS, the parties hereto wish to amend and restate the Original Credit Agreement in its entirety to, among other things, (a) provide for senior secured term loans to the Borrowers in an aggregate principal amount of $190,000,000 (a portion of which shall be applied to the repayment of the Original Term Loans), (b) permit the Gentek Acquisition, (c) provide for commitments under a senior secured revolving facility to the U.S. Borrower in an aggregate amount not to exceed at any time outstanding $55,000,000 and commitments under a senior secured revolving facility to the Canadian Borrower in an aggregate amount not to exceed at any time outstanding $15,000,000 and (d) add Gentek as a borrower under this Agreement, in each case, on and subject to the terms and conditions of this Agreement and the Amendment Agreement dated as of the date hereof (the "Amendment Agreement");

         WHEREAS, the parties hereto intend that (a) the Original Obligations which remain unpaid and outstanding as of the Amendment Effective Date shall continue to exist under this Agreement on the terms set forth herein, (b) the loans under the Original Credit Agreement (other than the Original Terms Loans repaid on the Amendment Effective Date) outstanding as of the date hereof shall be Loans under and as defined in this Agreement on the terms set forth herein,
(c) any letters of credit outstanding under the Original Credit Agreement as of the date hereof shall be U.S. Letters of Credit under and as defined in this Agreement and (d) the Original Collateral and the Original Collateral Documents shall continue to secure, guarantee, support and otherwise benefit the Original Obligations as well as the other Obligations of the Borrowers and the other Obligors under this Agreement and the other Loan Documents hereunder;

         WHEREAS, in connection with the foregoing and to finance the Gentek Acquisition and the ongoing working capital needs and general corporate purposes of the Borrowers and their respective Subsidiaries, the Borrowers desire to obtain the following financing facilities from the Lenders:

                  (i) a U.S. Term Loan Commitment in a maximum principal amount of $182,500,000, pursuant to which the U.S. Term Loans will be made to the U.S. Borrower in a single drawing on the Amendment Effective Date;

                  (ii) a Canadian Term Loan Commitment in a maximum principal amount of $7,500,000, pursuant to which the Canadian Term Loans will be made to the Canadian Borrower in a single drawing on the Amendment Effective Date;

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                  (iii)    a U.S. Revolving Loan Commitment (to include
         availability for U.S. Revolving Loans, U.S. Swing Line Loans and U.S. Letters of Credit) pursuant to which Borrowings of U.S. Revolving Loans, in a maximum aggregate principal amount (together with all U.S. Swing Line Loans and U.S. Letter of Credit Outstandings) not to exceed $55,000,000 will be made to the U.S. Borrower from time to time on and subsequent to the Amendment Effective Date but prior to the U.S. Revolving Loan Commitment Termination Date;

                  (iv) a Canadian Revolving Loan Commitment (to include availability for Canadian Revolving Loans, Canadian Swing Line Loans and Canadian Letters of Credit) pursuant to which Borrowings of Canadian Revolving Loans, in a maximum aggregate principal amount (together with all Canadian Swing Line Loans and Canadian Letter of Credit Outstandings) not to exceed $15,000,000 will be made to the Canadian Borrower from time to time on and subsequent to the Amendment Effective Date but prior to the Canadian Revolving Loan Commitment Termination Date;

                  (v) a U.S. Letter of Credit Commitment pursuant to which one or more U.S. Issuers will issue U.S. Letters of Credit in a maximum aggregate Stated Amount at any one time outstanding not to exceed $15,000,000 for the account of the U.S. Borrower and its Subsidiaries from time to time on and subsequent to the Amendment Effective Date but prior to the U.S. Revolving Loan Commitment Termination Date;

                  (vi) a Canadian Letter of Credit Commitment pursuant to which one or more Canadian Issuers will issue Canadian Letters of Credit in a maximum aggregate Stated Amount at any one time outstanding not to exceed $5,000,000 for the account of the Canadian Borrower and its Canadian Subsidiaries from time to time on and subsequent to the Amendment Effective Date but prior to the Canadian Revolving Loan Commitment Termination Date;

                  (vii) a U.S. Swing Line Loan Commitment pursuant to which Borrowings of U.S. Swing Line Loans in an aggregate outstanding principal amount not to exceed $15,000,000 will be made to the U.S. Borrower from time to time on and subsequent to the Amendment Effective Date but prior to the U.S. Revolving Loan Commitment Termination Date; and

                  (viii) a Canadian Swing Line Loan Commitment pursuant to which Borrowings of Canadian Swing Line Loans in an aggregate outstanding principal amount not to exceed $3,000,000 will be made to the Canadian Borrower from time to time on and subsequent to the Amendment Effective Date but prior to the Canadian Revolving Loan Commitment Termination Date.

         NOW, THEREFORE, the Original Credit Agreement is hereby amended and restated to read in its entirety as follows:

                                    ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.1. Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Acceptance Note" is defined in clause (b) of Section 2.9.3.

         "Acquired Person" is defined in clause (m) of Section 7.2.2.

         "Administrative Agents" is defined in the preamble.

         "Affected Lender" is defined in Section 4.10.

         "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person. "Control" of a Person means the power, directly or indirectly, (i) to vote 10% or more of the Capital Stock (on a fully diluted basis) of such Person having ordinary voting power for the election of directors, managing members or general partners (as applicable), or (ii) to direct or cause the direction of the management and policies of such Person (whether by contract or otherwise). Notwithstanding the foregoing, neither the Agents nor any Issuer nor any Lender shall be deemed an Affiliate of Holdings, any Borrower or any Subsidiary.

         "Agents" means, unless the context requires otherwise, the Syndication Agent, the U.S. Administrative Agent, the Canadian Term Administrative Agent and the Canadian Revolving Administrative Agent.

         "Agents' Fee Letter" means the confidential letter captioned "Fee Letter", dated March 16, 2002 (as amended), among UBS AG, Stamford Branch, UBS Securities LLC (f/k/a UBS Warburg LLC), Credit Suisse First Boston, Cayman Islands Branch, Canadian Imperial Bank of Commerce, CIBC World Markets Corp. and Harvest/AMI Holdings Inc.

         "Agreement" means, on any date, this Amended and Restated Credit Agreement as originally in effect on the Amendment Effective Date and as thereafter amended, supplemented, amended and restated or otherwise modified from time to time and in effect on such date.

         "Alternate Base Rate" means, for any day, a rate per annum equal to (a) in the case of U.S. Loans, the higher of (i) the U.S. Administrative Agent's Base Rate in effect on such day and (ii) the Federal Funds Rate in effect on such day plus 1/2 of 1%, (b) in the case of Canadian Term Loans, the higher of
(i) the Canadian Term Administrative Agent's Base Rate in effect on such day and
(ii) the Federal Funds Rate in effect on such day plus 1/2 of 1% and (c) in the case of Canadian Revolving Loans denominated in U.S. Dollars, the higher of (i) the Canadian Revolving Administrative Agent's Base Rate in effect on such day and (ii) the Federal Funds Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Base Rate" shall mean the rate of interest per annum publicly announced or established from time to time by the applicable Administrative Agent as its base rate for loans in U.S. Dollars in effect at its principal office in

Stamford, Connecticut or Toronto, Canada, as the case may be (the Base Rate not being intended to be the lowest rate of interest charged by such Administrative Agent in connection with extensions of credit to debtors) (any change in such rate announced or established by such Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change); and "Federal Funds Rate" shall mean, for any day, the weighted average of the rates (rounded upwards, if necessary, to the nearest 1/100th of 1%) on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York; provided that (x) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate for such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (y) if such rate is not so published for any day which is a Business Day, the Federal Funds Rate for such day shall be the average of the quotations for the day of such transactions received by the U.S. Administrative Agent from three federal funds brokers of recognized standing selected by it. Any change in the Alternate Base Rate due to a change in the Base Rate or the Federal Funds Rate shall be effective as of the opening of business on the effective day of such change in the Base Rate or the Federal Funds Rate, respectively.

         "Alternate Base Rate Loan" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

         "Amended Mortgage Property" means each property subject to an Original Mortgage.

         "Amendment Agreement" is defined in the fifth recital.

         "Amendment Effective Date" means the date all conditions set forth in
Article III of the Amendment Agreement are satisfied.

         "Amendment Effective Date Certificate" means the certificate executed and delivered by Holdings and AMI pursuant to the terms of the Amendment Agreement, substantially in the form of Exhibit D hereto.

         "AMI" is defined in the preamble.

         "AMI Acquisition" means the acquisition of the Capital Stock of AMI pursuant to the Tender Offer and the subsequent Merger.

         "AMI Acquisition Agreement" means the Agreement and Plan of Merger, dated as of March 16, 2002, between AMI and Mergerco.

         "Applicable Canadian BA Stamping Fee" means, with respect to Canadian Loans maintained as Canadian BAs, the applicable percentage set forth under the column entitled "Applicable Canadian BA Stamping Fee" with respect thereto within the definition of Applicable Margin set forth below.

         "Applicable Commitment Fee" means (i) for each day from the Amendment Effective Date to (but excluding) the date upon which the Compliance Certificate for the first full Fiscal Quarter ended after the Amendment Effective Date is delivered pursuant to clause (e) of

Section 7.1.1, a fee which shall accrue at a rate of 1/2 of 1% per annum, and
(ii) at all times thereafter, a fee which shall accrue at the applicable rate per annum set forth below under the column entitled "Applicable Commitment Fee", determined by reference to the applicable Leverage Ratio referred to below:

  Leverage                       Applicable
    Ratio                      Commitment Fee
  --------                     --------------
     > 3.75:1                       0.50%
< or = 3.75:1                      0.375%

The Leverage Ratio used to compute the Applicable Commitment Fee shall be that set forth in the Compliance Certificate most recently delivered by Holdings to the Agents. Changes in the Applicable Commitment Fee resulting from a change in the Leverage Ratio shall become effective upon delivery by Holdings to the Agents of a new Compliance Certificate pursuant to clause (e) of Section 7.1.1. If Holdings shall fail to deliver a Compliance Certificate by the delivery due date specified in such clause, the Applicable Commitment Fee from and including the day immediately following such delivery due date to (but excluding) the date Holdings delivers to the Agents a Compliance Certificate shall conclusively be equal to the highest Applicable Commitment Fee set forth above.

         "Applicable Margin" means, at any time of determination:

                  (a) with respect to the unpaid principal amount of each Term Loan maintained as (i) a Base Rate Loan, 1.75% per annum and (ii) a Eurodollar Loan, 2.75% per annum;

                  (b) for each day from the Amendment Effective Date to (but excluding) the date upon which the Compliance Certificate for the first full Fiscal Quarter ended after the Amendment Effective Date is delivered pursuant to clause (e) of Section 7.1.1, with respect to the unpaid principal amount of (i) each Swing Line Loan (which shall be borrowed and maintained only as a Base Rate Loan) and each Revolving Loan maintained as a Base Rate Loan, 2.00% per annum, (ii) each Revolving Loan maintained as a Eurodollar Loan, 3.00% per annum and
         (iii) Canadian BAs, 3.00% per annum; and

                  (c) at all times after the date referred to in clause (b) above, with respect to the unpaid principal amount of (i) each Swing Line Loan (which shall be borrowed and maintained only as a Base Rate
         Loan) and each Revolving Loan maintained as a Base Rate Loan, the rate determined by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin For Base Rate Loans", (ii) each Revolving Loan maintained as a Eurodollar Loan, the rate determined by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Margin For Eurodollar Loans" and (iii) each Canadian BA, the rate determined by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled "Applicable Canadian BA Stamping Fee":

                             Applicable Margin  Applicable Margin   Applicable
         Leverage                 For Base        For Eurodollar    Canadian BA
          Ratio                  Rate Loans           Loans        Stamping Fee
--------------------------   -----------------  -----------------  ------------
       > 3.75:1                    2.00%              3.00%            3.00%
> 3.25:1 and < or = 3.75:1         1.75%              2.75%            2.75%
> 2.50:1 and < or = 3.25:1         1.50%              2.50%            2.50%
    < or = 2.50:1                  1.25%              2.25%            2.25%

The Leverage Ratio used to compute any Applicable Margin or, in the case of Canadian BAs, the Applicable Canadian BA Stamping Fee, shall, at any time of determination, be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by Holdings to the Agents. Changes in the Applicable Margin or the Applicable Canadian BA Stamping Fee, as the case may be, resulting from a change in the Leverage Ratio shall become effective upon delivery by Holdings to the Agents of a new Compliance Certificate pursuant to clause (e) of
Section 7.1.1. If Holdings shall fail to deliver a Compliance Certificate by the delivery due date specified in such clause, the Applicable Margin or the Applicable Canadian BA Stamping Fee, as the case may be, from and including the day immediately following such delivery due date to (but excluding) the date Holdings delivers to the Agents a Compliance Certificate shall conclusively be equal to the highest Applicable Margin or the Applicable Canadian BA Stamping Fee, as the case may be, set forth above.

         "Approved Fund" means any Person (other than a natural Person) that (i) is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business, and (ii) is administered or managed by a Lender, an Affiliate of a Lender which is controlled by such Lender or its parent company or an entity or an Affiliate of an entity that administers or manages a Lender.

         "Assignee Lender" is defined in clause (a) of Section 12.11.

         "Assignor Lender" is defined in clause (a) of Section 12.11.

         "Assumed Indebtedness" is defined in clause (m) of Section 7.2.2.

         "Authorized Officer" is defined in the Amendment Agreement.

         "Base Rate Loan" means a Loan bearing interest at a fluctuating rate determined by reference to either the Alternate Base Rate, in the case of U.S. Loans or Canadian Loans denominated in U.S. Dollars, or the Canadian Prime Rate, in the case of Canadian Loans denominated in Canadian Dollars.

         "Borrowers" is defined in the preamble.

         "Borrowing" means the Loans of the same type and, in the case of Fixed Rate Loans, having the same Interest Period made by all U.S. Lenders or Canadian Lenders, respectively, on the same Business Day and pursuant to the same Borrowing Request in accordance with Section 2.1.

         "Borrowing Request" means, as the context may require, a U.S. Borrowing Request and/or a Canadian Borrowing Request.

         "Business Day" means (a) any day which is neither a Saturday or Sunday nor (i) relative to matters with respect to the U.S. Facility, a legal holiday on which banks are authorized or required to be closed in New York, New York or
(ii) relative to matters with respect to the Canadian Facility, a legal holiday on which banks are authorized or required to be closed in Toronto, Ontario, and
(b) relative to the making, continuing, prepaying or repaying of any Eurodollar Loans, any day which is a Business Day described in clause (a)(i) or (ii) above, as the case may be, and which is also a day on which dealings in U.S. Dollars are carried on in the London interbank eurodollar market.

         "Canadian Administrative Agents" means, unless the context requires otherwise, the Canadian Revolving Administrative Agent and the Canadian Term Administrative Agent.

         "Canadian BA" means a depository bill as defined in the Depository Bills and Notes Act (Canada) in Canadian Dollars that is in the form of an order signed by the Canadian Borrower and accepted by a Lender pursuant to this Agreement or, for Lenders not participating in clearing services contemplated in that Act, a draft or bill of exchange in Canadian Dollars that is drawn by the Canadian Borrower and accepted by a Lender pursuant to this Agreement. Orders that become depository bills, drafts and bills of exchange are sometimes collectively referred to in this Agreement as "drafts." Canadian BAs shall have a term of approximately 30, 60, 90 or 180 days, shall be issued and payable only in Canada and shall have a face amount of an integral multiple of Cdn $100,000. In addition, to the extent the context shall require, each Acceptance Note shall be deemed to be a Canadian BA.

         "Canadian BA Rate" means, for a particular term, the discount rate per annum, calculated on the basis of a year of 365 days or 366 days, as the case may be, equal to (a) in the case of any Lender that is listed on Schedule I of the Bank Act (Canada), the average rate per annum for Canadian Dollar bankers' acceptances having such term that appears on the Reuters Screen CDOR Page (or any successor page) as of 11:00 a.m., Toronto time, on the first day of such term as determined by the Canadian Revolving Administrative Agent, (b) if such rate is not available at such time, the average discount rate for bankers acceptances (accepted by Canadian chartered banks agreed to by the Canadian Revolving Administrative Agent and the Canadian Borrower) having such term as calculated by the Canadian Revolving Administrative Agent in accordance with normal market practice on such day or (c) in the case of all Lenders other than those listed on Schedule I of the Bank Act (Canada), the applicable rate set forth in clause (a) or (b) above plus .10%.

         "Canadian Borrower" is defined in the preamble.

         "Canadian Borrowing Request" means a Canadian Loan request and certificate duly executed by an Authorized Officer of the Canadian Borrower, substantially in the form of Exhibit B-2 hereto.

         "Canadian Collateral" means all assets and property of any Obligor and interests therein upon which a Lien is granted to the Canadian Revolving Administrative Agent pursuant to any Loan Document.

         "Canadian Commitment" means, as the context may require, the Canadian Term Loan Commitment, the Canadian Revolving Loan Commitment, the Canadian Letter of Credit Commitment and/or the Canadian Swing Line Loan Commitment.

         "Canadian Continuation/Conversion Notice" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Canadian Borrower, substantially in the form of Exhibit C-2 hereto.

         "Canadian Debenture" means the Security and Pledge Agreement executed and delivered by an Authorized Officer of the Canadian Borrower and each Canadian Subsidiary Guarantor pursuant to this Agreement, substantially in the form of Exhibit G-4 hereto, and other Security and Pledge Agreements covering property in the Province of Quebec, all as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Canadian Dollar" and "Cdn $" each mean the lawful money of Canada.

         "Canadian Facility" means all Canadian Commitments of Canadian Lenders.

         "Canadian Issuance Request" means a Canadian Letter of Credit request and certificate duly executed by an Authorized Officer of the Canadian Borrower, substantially in the form of Exhibit B-4 hereto.

         "Canadian Issuer" means the institution acting as the Canadian Revolving Administrative Agent, but in its capacity as issuer of the Canadian Letters of Credit and, at the request of the institution acting as the Canadian Revolving Administrative Agent and with the Canadian Borrower's consent, one or more other Lenders or Affiliates of the Canadian Revolving Administrative Agent.

         "Canadian Lender" is defined in the preamble.

         "Canadian Letter of Credit" is defined in clause (a) of Section 2.1.2.

         "Canadian Letter of Credit Commitment" means

                  (a) with respect to a Canadian Issuer, such Canadian Issuer's obligation to issue Canadian Letters of Credit pursuant to Section 2.1.2; and

                  (b) with respect to each Canadian Revolving Loan Lender, its obligation to participate in such Canadian Letters of Credit pursuant to Section 2.6.1.

         "Canadian Letter of Credit Commitment Amount" means, on any date, a maximum amount of $5,000,000 (with Canadian Letters of Credit to be denominated in U.S. Dollars or Canadian Dollars), as such amount may be permanently reduced from time to time pursuant to Section 2.2.

         "Canadian Letter of Credit Outstandings" means, on any date, an amount equal to the sum of (i) the then aggregate amount which is undrawn and available under all issued and outstanding Canadian Letters of Credit, and (ii) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations in respect of such Canadian Letters of Credit.

         "Canadian Loan" means, as the context may require, a Canadian Term Loan, a Canadian Revolving Loan and/or a Canadian Swing Line Loan.

         "Canadian Note" means, as the context may require, a Canadian Term Note, a Canadian Revolving Note and/or a Canadian Swing Line Note.

         "Canadian Pension Plan" means (a) a "pension plan" or "plan" which is subject to applicable pension benefits legislation in any jurisdiction of Canada and is applicable to employees resident in Canada of a Borrower or a Subsidiary, or (b) any pension benefit plan or similar arrangement applicable to employees resident in Canada of a Borrower or a Subsidiary.

         "Canadian Person" means a Person that is either (i) not a "non-resident" of Canada or (ii) an authorized foreign bank, in either case within the meaning of the Income Tax Act (Canada).

         "Canadian Pledge Agreement" means a Security and Pledge Agreement executed and delivered by an Authorized Officer of each Canadian Subsidiary Guarantor pursuant to this Agreement, substantially in the form of Exhibit G-5 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Canadian Prime Rate" means, on any date and relative to all Canadian Prime Rate Loans, a fluctuating rate of interest per annum (rounded upward, if necessary, to the next highest 1/100 of 1%) equal to the higher of

                  (a) the rate of interest per annum most recently announced or established by the Canadian Revolving Administrative Agent as its reference rate in effect on such day for determining interest rates for Canadian Dollar denominated commercial loans in Canada and commonly known as the "prime rate" of the Canadian Revolving Administrative Agent (such rate not being intended to be the lowest rate of interest charged by the Canadian Revolving Administrative Agent in connection with extensions of credit to debtors); and

                  (b) the Canadian BA Rate most recently determined by the Canadian Revolving Administrative Agent for 30-days bankers' acceptances plus 3/4 of 1%.

         Changes in the rate of interest on that portion of any Canadian Loans maintained as Canadian Prime Rate Loans will take effect simultaneously with each change in the Canadian Prime Rate. The Canadian Revolving Administrative Agent will give notice promptly to the Canadian Borrower and the Canadian Lenders of changes in the Canadian Prime Rate.

         "Canadian Prime Rate Loan" means a Canadian Loan bearing interest at a fluctuating rate determined by reference to the Canadian Prime Rate.

         "Canadian Register" is defined in clause (b) of Section 2.8.

         "Canadian Revolving Administrative Agent" is defined in the preamble and includes each other Person appointed as the successor Canadian Revolver Administrative Agent pursuant to Section 11.4.

         "Canadian Revolving Agent's Fee Letter" means the confidential letter captioned "Fee Letter", dated August 26, 2003, among the Canadian Revolving Administrative Agent, Holdings and the U.S. Borrower.

         "Canadian Revolving Loan" is defined in clause (b) of Section 2.1.1.

         "Canadian Revolving Loan Commitment" is defined in clause (b) of
Section 2.1.1.

         "Canadian Revolving Loan Commitment Amount" means, on any date, $15,000,000 (with Canadian Revolving Loans to be denominated in U.S. Dollars or Canadian Dollars), as such amount may be permanently reduced from time to time pursuant to Section 2.2.

         "Canadian Revolving Loan Commitment Termination Date" means the earliest of (i) April 19, 2007, (ii) the date on which the Canadian Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to the terms of this Agreement and (iii) the date on which any Commitment Termination Event occurs. Upon the occurrence of any event described in the preceding clause
(ii) or (iii), the Canadian Revolving Loan Commitments shall terminate automatically and without any further action.

         "Canadian Revolving Loan Lender" means a Lender that has a Canadian Revolving Loan Commitment.

         "Canadian Revolving Loan Percentage" means, relative to any Lender, the applicable percentage relating to Canadian Revolving Loans set forth opposite such Lender's name below the column labeled "Canadian Revolving Loan Commitment" on Schedule II hereto or set forth in a Lender Assignment Agreement under the Canadian Revolving Loan Commitment column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to Section 12.11. A Lender shall not have any Canadian Revolving Loan Commitment if its percentage under the Canadian Revolving Loan Commitment column is zero.

         "Canadian Revolving Note" means a promissory note of the Canadian Borrower payable to any Canadian Revolving Loan Lender, in the form of Exhibit A-2 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Canadian Borrower to such Canadian Revolving Loan Lender resulting from outstanding Canadian Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Canadian Subsidiary" means each Subsidiary of the U.S. Borrower organized under the laws of Canada or any jurisdiction thereof.

         "Canadian Subsidiary Guarantor" means each Canadian Subsidiary which has executed and delivered to the Canadian Revolving Administrative Agent the Canadian Subsidiary Guaranty (or a supplement thereto).

         "Canadian Subsidiary Guaranty" means the subsidiary guaranty executed and delivered by the Canadian Subsidiary Guarantors pursuant to this Agreement, substantially in the form of Exhibit F-2 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Canadian Swing Line Lender" means the institution acting as the Canadian Revolving Administrative Agent, but in its capacity as the Canadian Swing Line Lender.

         "Canadian Swing Line Loan" is defined in clause (b) of Section 2.1.1.

         "Canadian Swing Line Loan Commitment" is defined in clause (b) of
Section 2.1.1.

         "Canadian Swing Line Loan Commitment Amount" means, on any date, $3,000,000 (with Canadian Swing Line Loans to be denominated in U.S. Dollars or Canadian Dollars), as such amount may be permanently reduced from time to time pursuant to Section 2.2.

         "Canadian Swing Line Note" means a promissory note of the Canadian Borrower payable to the Canadian Swing Line Lender, in the form of Exhibit A-4 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Canadian Borrower to the Canadian Swing Line Lender resulting from outstanding Canadian Swing Line Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Canadian Term Administrative Agent" is defined in the preamble and includes each other Person appointed as the successor Canadian Term Administrative Agent pursuant to Section 11.4.

         "Canadian Term Loan" is defined in clause (b) of Section 2.1.3.

         "Canadian Term Loan Commitment" means, relative to any Lender, such Lender's obligation (if any) to make Canadian Term Loans pursuant to Section 2.1.3.

         "Canadian Term Loan Commitment Amount" means, on any date, $7,500,000.

         "Canadian Term Loan Lender" means a Lender that has a Canadian Term Loan Commitment.

         "Canadian Term Loan Percentage" means, relative to any Lender, the applicable percentage relating to Canadian Term Loans set forth opposite such Lender's name below the column labeled "Canadian Term Loan Commitment" on
Schedule II hereto or set forth in a Lender Assignment Agreement under the Canadian Term Loan Commitment column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to Section 12.11. A Lender shall not have any Canadian Term Loan Commitment if its percentage under the Canadian Term Loan Commitment column is zero.

         "Canadian Term Note" means a promissory note of the Canadian Borrower payable to any Lender, in the form of Exhibit A-6 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Canadian Borrower to such Lender resulting from outstanding Canadian Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Canadian Welfare Plan" means any medical, health, hospitalization, insurance or other employee benefit or welfare plan, agreement or arrangement applicable to employees resident in Canada of a Borrower or a Subsidiary.

         "Capital Expenditures" means, for any period, the aggregate amount of all expenditures of the U.S. Borrower and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, should be classified as capital expenditures.

         "Capital Stock" means, with respect to any Person, any and all shares, interests (including membership interests in limited liability companies), participations, rights (including options, warrants and the like convertible or exercisable into shares of Capital Stock) or other equivalents (however designated, whether voting or non-voting) of such Person's capital, whether outstanding on, or issued after, the Original Closing Date.

         "Capitalized Lease Liabilities" means all monetary obligations of the U.S. Borrower or any of its Subsidiaries under any leasing or similar arrangement which have been (or, in accordance with GAAP, should be) classified as capitalized leases. The amount of such monetary obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a premium or a penalty.

         "Cash Collateralize" means, with respect to a Letter of Credit or Canadian BA, the deposit of immediately available funds into a cash collateral account maintained with (or on behalf of) the applicable Administrative Agent on terms reasonably satisfactory to the applicable Administrative Agent in an amount equal to the Stated Amount of such Letter of Credit or the face amount of such Canadian BA.

         "Cash Equivalent Investment" means, at any time:

                  (a) any direct obligation of (or obligation unconditionally guaranteed by) the United States of America or a State thereof or Canada or a Province of Canada (or any agency or political subdivision thereof, to the extent such obligations are supported by the full faith and credit of the United States of America or a State thereof or Canada or a Province of Canada) maturing not more than six months after such time;

                  (b) commercial paper maturing not more than 180 days from the date of issue, which is issued by (i) a corporation (other than an Affiliate of any Obligor) organized under the laws of any State of the United States, the District of Columbia, Canada or a Province of Canada and rated A-1 or higher by S&P or P-1 or higher by Moody's, or (ii) any Lender (or its holding company);

                  (c) any certificate of deposit, time deposit, money market deposit or bankers acceptance, maturing not more than six months after its date of issuance, which is issued by either (i) any bank organized under the laws of the United States (or any State thereof or the District of Columbia) or Canada and (in either case) which has (x) a credit rating of A or higher from S&P or A2 or higher from Moody's and (y) a combined capital and surplus greater than $500,000,000, or
         (ii) any Lender;

                  (d) any repurchase agreement having a term of 7 days or less entered into with any Lender or any commercial banking institution satisfying the criteria set forth in clause (c)(i) above which (i) is secured by a fully perfected security interest in any obligation of the type described in clause (a), and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such commercial banking institution thereunder; or

                  (e) investments in money market funds substantially all of whose assets are comprised of the securities of the types described in clauses (a) through (d) above.

         "Casualty Event" means the damage, destruction or condemnation, as the case may be, of any property of the U.S. Borrower, Holdings or any of their respective Subsidiaries.

         "Casualty Proceeds" means, with respect to any Casualty Event, the amount of any insurance proceeds or condemnation awards received after the Original Closing Date by the U.S. Borrower, Holdings or any of their respective Subsidiaries in connection therewith, but excluding (i) any proceeds from business interruption insurance, (ii) any proceeds or awards required to be paid to a creditor (other than any Secured Party) which holds a Lien permitted by
Section 7.2.3 on the property which is the subject of such Casualty Event and which is senior in priority to the Lien on such property in favor of the Secured Parties and (iii) any such proceeds received in respect of any Casualty Event (or any series of related Casualty Events) not exceeding $100,000 in respect of any such event (or series of related events) or $750,000 in the aggregate for all Casualty Events since the Original Closing Date.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

         "Change in Control" means

                  (a) (i) any Person other than Holdings shall own any Capital Stock of the U.S. Borrower or otherwise have the ability to elect any members of the Board of Directors of the U.S. Borrower or
         (ii) Holdings shall cease to own, directly or indirectly, all of the Capital Stock of the Canadian Borrower or shall cease to otherwise have the ability, directly or indirectly, to elect all members of the Board of Directors of the Canadian Borrower; or

                  (b) at any time prior to a Qualified IPO, the Permitted Holders shall fail to have the right to elect or designate for election the number of members of the Board of

         Directors (or similar managing body) of Holdings which would hold a majority of the votes of such Board of Directors (or similar managing body); or

                  (c) at any time prior to a Qualified IPO, the Permitted Holders shall cease to own at least 51% of the Capital Stock of Holdings held by the Permitted Holders on the Original Closing Date after giving effect to the Transaction; or

                  (d) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holder, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), (except that such person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time and except that any Person that is deemed to have beneficial ownership of shares solely as the result of being part of a group pursuant to Rule 13d-5(b)(1) of the Exchange Act shall be deemed not to have beneficial ownership of any shares held by a Permitted Holder forming a part of such group), directly or indirectly, of more than 30% of the total voting power of the Voting Stock of Holdings; provided that the Permitted Holders beneficially own (as defined in Rule 13d-5 of the Exchange Act), directly or indirectly, in the aggregate, a lesser percentage of the total voting power of the Voting Stock of Holdings than such other person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of Holdings (for purposes of this clause (d), such other person shall be deemed to beneficially own any Voting Stock of a specified person held by a parent entity if such other person is the beneficial owner (as defined in this provision), directly or indirectly, of more than 30% of the voting power of the Voting Stock of such parent entity and the Permitted Holders beneficially own (as defined in this provision), directly or indirectly, in the aggregate a lesser percentage of the voting power of the Voting Stock of such parent entity and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the board of directors of such parent entity); or

                  (e) at any time from and after a Qualified IPO, during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board of Directors (or similar managing body) of Holdings (together with any new directors whose election to such Board or whose nomination for election by the holders of the Capital Stock of Holdings was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors (or similar managing body) of Holdings then in office; or

                  (f) the occurrence of any "Change of Control" (or similar term) under (and as defined in) any Other Debt Document in respect of
         (i) any Unsecured Transaction Debt or (ii) any Qualifying Subordinated Debt, whether issued pursuant to one or more issuances, having an aggregate outstanding principal amount of $25,000,000 or more.

         "Code" means the Internal Revenue Code of 1986, and the final and temporary regulations thereunder, in each case as amended, reformed or otherwise modified from time to time.

         "Collateral Document" means any Security and Pledge Agreement, any Mortgage or any other agreement or document delivered pursuant hereto or in connection herewith pursuant to which the Secured Parties or any Agent or other Person on behalf of the Secured Parties is granted a Lien to secure any Obligations.

         "Commitment" means, as the context may require, (i) a U.S. Lender's U.S. Term Loan Commitment, U.S. Revolving Loan Commitment or U.S. Letter of Credit Commitment, (ii) the U.S. Swing Line Lender's U.S. Swing Line Loan Commitment, (iii) a Canadian Lender's Canadian Term Loan Commitment, Canadian Revolving Loan Commitment or Canadian Letter of Credit Commitment and/or (iv) the Canadian Swing Line Lender's Canadian Swing Line Loan Commitment.

         "Commitment Amount" means, as the context may require, the U.S. Term Loan Commitment Amount, the U.S. Revolving Loan Commitment Amount, the U.S. Letter of Credit Commitment Amount, the U.S. Swing Line Loan Commitment Amount, the Canadian Term Loan Commitment Amount, the Canadian Revolving Loan Commitment Amount, the Canadian Letter of Credit Commitment Amount and/or the Canadian Swing Line Loan Commitment Amount.

         "Commitment Termination Date" means, as the context may require, the Term Loan Commitment Termination Date, the U.S. Revolving Loan Commitment Termination Date and/or the Canadian Revolving Loan Commitment Termination Date.

         "Commitment Termination Event" means (i) with respect to the U.S. Revolving Loan Commitment, the occurrence of any Event of Default described in clauses (a) through (d) of Section 8.1.9 with respect to the U.S. Borrower, (ii) with respect to the Canadian Revolving Loan Commitment, the occurrence of any Event of Default described in clauses (a) through (d) of Section 8.1.9 with respect to the Canadian Borrower or (iii) the occurrence and continuance of any other Event of Default and either (x) the declaration of all or any portion of the Loans to be due and payable pursuant to Section 8.3, or (y) the giving of notice by the U.S. Administrative Agent, acting at the direction of the Required Lenders, to the applicable Borrower(s) that the Commitments referred to in such notice have been terminated.

         "Compliance Certificate" means a certificate duly completed and executed by the chief financial or accounting Authorized Officer of Holdings, substantially in the form of Exhibit E hereto, together with such changes thereto as the Agents may from time to time reasonably request for the purpose of conforming the terms thereof with the terms hereof.

         "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the Capital Stock of any other Person; provided that Contingent Liabilities shall not include customary indemnities set forth in agreements entered into in the ordinary course of business between the U.S. Borrower and its Subsidiaries, on the one hand, and their customers on the other hand. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

         "Controlled Group" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the U.S. Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

         "Copyright Security Agreement" means any Copyright Security Agreement executed and delivered by any Obligor in substantially the form of Exhibit D to the applicable Security and Pledge Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Credit Extension" means, as the context may require, (i) the making of a Loan by a Lender (including the acceptance of a Canadian BA) or (ii) the issuance of any Letter of Credit, or the extension of any Stated Expiry Date of any existing Letter of Credit, by an Issuer. A continuation or a conversion of a Canadian BA as set forth in Sections 2.4.1 and 2.4.2 shall not constitute a Credit Extension.

         "Credit Extension Request" means, as the context may require, any Borrowing Request or Issuance Request.

         "Currency" means, as the context may require, U.S. Dollars and/or Canadian Dollars.

         "Current Assets" means, on any date, without duplication, all assets which, in accordance with GAAP, would be included as current assets on a consolidated balance sheet of Holdings and its Subsidiaries at such date as current assets.

         "Current Liabilities" means, on any date, without duplication, all amounts which, in accordance with GAAP, would be included as current liabilities on a consolidated balance sheet of Holdings and its Subsidiaries at such date, excluding current maturities of Indebtedness.

         "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

         "Designated U.S. Subsidiary Guarantor" shall mean any U.S. Subsidiary Guarantor which is a direct or indirect Subsidiary of a Foreign Subsidiary.

         "Disbursement" is defined in Section 2.6.2.

         "Disbursement Date" is defined in Section 2.6.2.

         "Disclosure Schedule" means the Disclosure Schedule attached hereto as
Schedule I as it may be amended, supplemented, amended and restated or otherwise modified from time to time by the U.S. Borrower with (unless otherwise provided hereunder) the written consent of the Required Lenders.

         "Disposition" (or similar words such as "Dispose") means any sale, transfer, lease, contribution or other conveyance (including by way of merger) of, or the granting of options, warrants or other rights to, any of the U.S. Borrower's or its Subsidiaries' assets (including accounts receivables and Capital Stock of Subsidiaries) to any Person in a single transaction or series of related transactions.

         "Documentation Agent" is defined in the preamble.

         "Domestic Office" means

                  (a) relative to any U.S. Lender, the office of such Lender designated as its "U.S. Domestic Office" on Schedule III hereto or in a Lender Assignment Agreement, or such other office within the United States as may be designated from time to time by notice from such Lender to the Agents and the Borrowers; and

                  (b) relative to any Canadian Lender, the office of such Lender designated as its "Canadian Domestic Office" on Schedule III hereto or in a Lender Assignment Agreement, or such other office within Canada as may be designated from time to time by notice from such Lender to the Agents and the Borrowers.

         "EBITDA" means, with respect to any Person for any applicable period, the sum of

                  (a)      Net Income of such Person,

plus

                  (b) to the extent deducted in determining such Net Income, the sum, without duplication, of (i) all non-cash charges, (ii) income tax expense (whether paid or deferred), (iii) Interest Expense and non-cash interest expense, (iv) fees, costs, expenses and prepayment premiums paid by Holdings or any of its Subsidiaries at the time of the AMI Acquisition in respect of the Transaction in an amount not exceeding $32,500,000 and in respect of the Gentek Acquisition in an amount not exceeding $5,500,000, (v) amounts attributable to amortization and depreciation of assets, (vi) extraordinary cash charges related to the extinguishment or repayment of Indebtedness,
         (vii) management fees paid on or prior to the Amendment Effective Date in accordance with the Genstar Management Agreement in an amount not exceeding $500,000, (viii) costs and charges incurred in the remediation of Steel Peel Warranty Claims, together with the costs, charges, fees and expenses in respect of litigation with respect thereto, provided that the U.S. Borrower has received a reduction in the purchase price or an indemnity or similar payment pursuant to the Gentek Acquisition Documents with respect to any such costs, charges, fees or expenses paid on or after the Amendment Effective Date and (ix) fees, costs and expenses incurred by Gentek Holdings and its Subsidiaries in respect of the Gentek Acquisition (whether paid by Gentek Holdings and its Subsidiaries or the U.S.

         Borrower), provided that (x) the U.S. Borrower has received an indemnity or similar payment in respect of such fees, costs or expenses pursuant to the Gentek Acquisition Documents, (y) the incurrence of such fees, costs or expenses has resulted in a reduction of that portion of the purchase price in respect of the Gentek Acquisition otherwise payable to the Sellers (as defined in the Gentek Acquisition Agreement), or (z) such fees, costs and expenses otherwise do not exceed $500,000, minus

                  (c) to the extent included in such Net Income, non-cash credits;

         provided that, notwithstanding anything to the contrary contained in this Agreement or provided for pursuant to GAAP, the U.S. Borrower, Gentek Holdings and their respective Subsidiaries shall be deemed to have been (to the extent not actually) a Subsidiary of Holdings for all applicable Fiscal Quarters prior to the Amendment Effective Date included in the calculation of EBITDA in this Agreement.

         "ECF Percentage" means, for purposes of determining the amount of any mandatory prepayment (pursuant to clause (f) of Section 3.1.1) in respect of Excess Cash Flow (if any) for any Fiscal Year, (i) 75%, in the event the Leverage Ratio as of the last day of such Fiscal Year is greater than 3.5 to 1.0, (ii) 50%, in the event the Leverage Ratio for such Fiscal Year is equal to or less than 3.5 to 1.0, and (iii) 0%, in the event the Leverage Ratio for such Fiscal Year is less than 2.0 to 1.0.

         "Eligible Assignee" means (i) a Lender; (ii) an Affiliate of a Lender which is controlled by such Lender or its parent company; (iii) an Approved Fund; or (iv) any other Person (other than a natural Person) approved (in the case of this clause (iv)) by the Agents, the Issuers (but only in the case of any assignment of the Revolving Loan Commitment) and, at any time after the Primary Syndication and unless an Event of Default has occurred and is continuing, the Borrowers (each such approval not to be unreasonably withheld or delayed); provided that in the case of any assignment of Revolving Loan Commitments and related participations in Letters of Credit, Letter of Credit Outstandings and Swing Line Loans to a Lender that does not, immediately prior to such assignment, have a Revolving Loan Commitment, or any Affiliates of, or any Approved Funds related to, such Lender, such Lender shall not be an Eligible Assignee without the prior approval of the applicable Administrative Agent.

         "Engagement Letter" means the letter captioned "Engagement Letter", dated July 31, 2003, among UBS AG, Stamford Branch, UBS Securities LLC, Credit Suisse First Boston, acting through its Cayman Islands Branch, CIBC World Markets Corp., the U.S. Borrower and Holdings.

         "Environmental Laws" means the common law and all applicable U.S. and Canadian federal, state, provincial or local statutes, laws, ordinances, codes, rules, regulations and guidelines having the force and effect of law (including consent decrees and administrative orders) relating to public health and safety, or pollution or protection of the environment (including ambient air, surface water, groundwater, soil, subsurface strata and natural resources such as flora and fauna) including without limitation the Clean Air Act, as amended, CERCLA, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Resource Conservation and Recovery Act ("RCRA"), the Toxic Substances Control Act of 1976, as amended, the Federal Water Pollution Control Act Amendments of 1972, the Clean Water Act of 1977, as amended, the Hazardous Materials Transportation Act, as amended, and any other law having a similar subject matter.

         "Environmental Permit" is defined in clause (d) of Section 6.13.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to Sections of ERISA also refer to any successor Sections thereto.

         "Eurocurrency Reserve Requirements" means, for any Interest Period as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on the first day of such Interest Period (including basic, supplemental, marginal and emergency reserves under any regulations of the Federal Reserve Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Federal Reserve Board) maintained by a member bank of the Federal Reserve System.

         "Eurodollar Base Rate" means, with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum determined on the basis of the rate for deposits in U.S. Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate System Incorporated Service screen as of 11:00 a.m., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Page 3750 of the Telerate System Incorporated Service screen (or such other page as may replace such page on such service for the purpose of displaying the rates at which dollar deposits are offered by leading banks in the London interbank deposit market), the "Eurodollar Base Rate" for purposes of this definition shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the U.S. Administrative Agent or, in the absence of such availability, by reference to the rate at which the U.S. Administrative Agent is offered U.S. Dollar deposits at or about 11:00 a.m., London time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where its eurodollar and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.

         "Eurodollar Lending Office" means, as to any Lender, the office of such Lender which shall be making or maintaining Eurodollar Loans.

         "Eurodollar Loan" means, any Loan which carries or maintains a rate of interest based upon a Eurodollar Rate.

         "Eurodollar Rate" means, with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                              Eurodollar Base Rate
                    ----------------------------------------
                    1.00 - Eurocurrency Reserve Requirements

         "Event of Default" is defined in Section 8.1.

         "Excess Cash Flow" means, for any Fiscal Year, the excess (if any), of

                  (a) the sum of (i) EBITDA for such Fiscal Year of Holdings and its Subsidiaries, and (ii) the amount of any net decrease in Current Assets, other than cash and Cash Equivalents, over Current Liabilities of Holdings and its Subsidiaries for such Fiscal Year (exclusive of all or any portion of such net decrease resulting, directly or indirectly, from any Disposition resulting in Net Disposition Proceeds)

over

                  (b) the sum (for such Fiscal Year), without duplication, of
         (i) Interest Expense paid in cash by Holdings and its Subsidiaries in respect of Indebtedness permitted under Section 7.2.2, (ii) voluntary prepayments and scheduled principal repayments, to the extent actually made, of Term Loans pursuant to clauses (a) and (c) of Section 3.1.1,
         (iii) to the extent included in EBITDA, any portion of the amount of cash gains of Holdings and its Subsidiaries applied toward the repayment of Term Loans pursuant to clause (d) or (e) of Section 3.1.1,
         (iv) repayments of Revolving Loans or Swing Line Loans or Cash Collateralization of Letter of Credit Outstandings pursuant to clause
         (b) of Section 3.1.1, (v) voluntary prepayments of Revolving Loans or Swing Line Loans or any voluntary Cash Collateralization of Letter of Credit Outstandings, in each case to the extent accompanied by a permanent reduction in the Revolving Loan Commitment Amount, (vi) without duplication, (A) all income Taxes paid in cash by Holdings and its Subsidiaries (less any cash tax refunds received) and (B) all Restricted Payments made in cash by or to Holdings pursuant to clauses
         (a) and (b) (to the extent financed with internally generated cash flow of the U.S. Borrower and its Subsidiaries or with Revolving Loans or Swing Line Loans) of Section 7.2.6 (in each case, to the extent that such amounts have not already reduced EBITDA), (vii) Capital Expenditures to the extent permitted under Section 7.2.7 and made in cash by Holdings and its Subsidiaries in such Fiscal Year to the extent financed with internally generated cash flow of Holdings and its Subsidiaries or with Revolving Loans or Swing Line Loans, (viii) the aggregate amount of cash expended by Holdings and its Subsidiaries during such Fiscal Year in respect of the Gentek Acquisition (together with all fees, costs and expenses and prepayment premiums paid by Holdings and its Subsidiaries in respect thereof) and Permitted Acquisitions to the extent financed with internally generated cash flow of Holdings and its Subsidiaries or with Revolving Loans or Swing Line Loans (including cash expended by Gentek Holdings and its Subsidiaries during such Fiscal Year in respect of the Gentek Acquisition (together with all fees, costs and expenses and prepayment premiums paid by Gentek Holdings and its Subsidiaries in respect thereof) to the extent financed with internally generated cash flow of Gentek Holdings and its Subsidiaries or with loans under their credit facilities), (ix) to the extent incurred in such Fiscal Year and included in the calculation of EBITDA for such Fiscal Year, (A) the amount of all fees, costs, expenses and prepayment premiums paid by Holdings or any of the Subsidiaries at the time of the AMI Acquisition in respect of the Transaction and (B) the amount of all management fees paid in accordance with the Genstar Management Agreement, (x) all cash charges of the type described in subclause (b)(vi) of the definition of "EBITDA" contained in this Agreement, (xi) the amount of any net increase in Current Assets, other than cash and Cash Equivalent Investments, over Current Liabilities of Holdings and its Subsidiaries for such Fiscal Year (exclusive of all or any portion of such net increase resulting, directly or indirectly, from any Disposition resulting in Net Disposition Proceeds), (xii) the aggregate amount of cash expended by Gentek Holdings and its Subsidiaries during such Fiscal Year in respect of Steel Peel Warranty Claims (including the costs, charges, fees and expenses of litigation with respect thereto) to the extent financed with internally generated cash flow of Gentek Holdings and its Subsidiaries or with revolving loans under their credit facilities (including the Facilities) constituting Indebtedness permitted under Section 7.2.2 and for which Gentek Holdings and its Subsidiaries or the U.S. Borrower have not been reimbursed or indemnified (it being understood and agreed that, in the event any such reimbursement or indemnification is received in a Fiscal Year subsequent to the Fiscal Year in which the corresponding payment was made by Gentek Holdings and its Subsidiaries and deducted in determining Excess Cash Flow, the amount of such reimbursement or indemnity shall be added in determining Excess Cash Flow for such subsequent Fiscal Year) and (xiii) the aggregate amount of cash contributions to U.S. Pension Plans and Canadian Pension Plans by Holdings and its Subsidiaries during such Fiscal Year made pursuant to any pension benefit laws of any jurisdiction;

provided that, notwithstanding anything to the contrary contained in this Agreement or provided for pursuant to GAAP, the U.S. Borrower, Gentek Holdings and their respective Subsidiaries shall be deemed to have been (to the extent not actually) a Subsidiary of Holdings for all applicable Fiscal Quarters prior to the Amendment Effective Date included in the calculation of Excess Cash Flow in this Agreement.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exemption Certificate" is defined in clause (e) of Section 4.6.

         "Existing Title Policies" means each title insurance policy delivered to the U.S. Administrative Agent pursuant to the Original Credit Agreement.

         "Facility" means, as the context may require, the U.S. Facility and/or the Canadian Facility.

         "Filing Agent" is defined in the Amendment Agreement.

         "Filing Statements" is defined in Amendment Agreement.

         "Fiscal Quarter" means a quarter ending on the last day of March, June, September or December, or, at any time after the U.S. Borrower so notifies the Administrative Agents in writing, the 13th, 26th, 39th or 52nd (or 53rd, as applicable) week of each calendar year.

         "Fiscal Year" means any period of twelve consecutive calendar months ending on December 31 or, if the U.S. Borrower's Fiscal Quarters are adjusted as set forth in the definition of Fiscal Quarter, the last day of the fourth Fiscal Quarter; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "2002 Fiscal Year") refer to the Fiscal Year ending on December 31 of such calendar year or, if applicable, the last day of the fourth Fiscal Quarter.

         "Fixed Charge Coverage Ratio" means, as of the last day of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters of:

                  (a) (i) EBITDA (for all such Fiscal Quarters) of Holdings and its Subsidiaries minus all Capital Expenditures of Holdings and its Subsidiaries made during such period (other than Capital Expenditures to the extent funded from the proceeds of (i) an incurrence of Indebtedness, (ii) an issuance of Capital Stock or a capital contribution or (iii) an asset sale or a Casualty Event);

to

                  (b) to the extent included in EBITDA for such Fiscal Quarters, the sum (for all such Fiscal Quarters) of, without duplication, (i) Interest Expense of Holdings and its Subsidiaries during such period, (ii) scheduled principal repayments of Indebtedness of Holdings and its Subsidiaries required to be made in cash during such period, and (iii) all income Taxes paid in cash by Holdings and its Subsidiaries during such period (net of any cash refunds received during such period);

provided that, notwithstanding anything to the contrary contained in this Agreement or provided for pursuant to GAAP, the U.S. Borrower, Gentek Holdings and their respective Subsidiaries shall be deemed to have been (to the extent not actually) a Subsidiary of Holdings for all applicable Fiscal Quarters prior to the Amendment Effective Date included in the calculation of the Fixed Charge Coverage Ratio in this Agreement.

         "Fixed Rate Loan" means a Eurodollar Loan or a Canadian BA.

         "Foreign Permitted Acquisition" means a Permitted Acquisition, whether of Capital Stock, assets or otherwise, of a Person or a business which, as of the time of such Permitted Acquisition, either (i) is incorporated or organized in a jurisdiction other than the United States (a "Non-U.S. Jurisdiction") or
(ii) had more than 15% of its assets located in a Non-U.S. Jurisdiction or derived more than 15% of its annual revenues from operations and business located in Non-U.S. Jurisdictions.

         "Foreign Pledge Agreement" means any supplemental pledge agreement governed by the laws of a jurisdiction other than the United States or a State thereof executed and delivered by the U.S. Borrower or any of its Subsidiaries pursuant to the terms of this Agreement, in form and substance reasonably satisfactory to the Agents, as may be necessary or desirable under the laws of organization or incorporation of a Subsidiary to further protect or perfect the Lien on and security interest in any Collateral (as defined in the applicable Security and Pledge Agreement).

         "Foreign Subsidiary" means any Subsidiary of the U.S. Borrower which is organized under the laws of any jurisdiction outside of the United States of America.

         "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "GAAP" is defined in Section 1.4.

         "Genstar Management Agreement" means the Management Advisory and Consulting Services Agreement, dated as of December 15, 1994, by and among the corporation formerly known as Gentek Holdings, Inc. and Genstar Investment Corporation, as amended by that certain amendment to the Management Advisory and Consulting Services Agreement dated as of March 27, 2002.

         "Gentek" is defined in the preamble.

         "Gentek Acquisition" is defined in the third recital.

         "Gentek Acquisition Agreement" is defined in the third recital.

         "Gentek Acquisition Documents" means the Gentek Acquisition Agreement and all documents, agreements and other instruments (including all opinions and certificates) delivered in connection therewith, in each case, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Gentek Holdings" means Gentek Holdings, Inc., a Delaware corporation.

         "Gentek U.S." means Gentek Building Products, Inc., a Delaware corporation.

         "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to such governments.

         "Granting Bank" is defined in clause (f) of Section 12.11.

         "Guarantors" means, collectively, Holdings, the U.S. Borrower and each Subsidiary Guarantor.

         "Guaranty" means, as the context may require, the Holdings Guaranty, the U.S. Borrower Guaranty, the U.S. Subsidiary Guaranty and/or the Canadian Subsidiary Guaranty.

         "Harvest Partners" means Harvest Partners, Inc.

         "Hazardous Material" means (i) any "hazardous substance", as defined by CERCLA, (ii) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended, (iii) any solid waste that is generated in the diagnosis, treatment (e.g., provision of medical services) or immunization of human beings or animals, in research pertaining thereto, or in the production or testing of biologicals, and (iv) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance (including, without limitation, crude oil and any petroleum product) subject to regulation, or which can give rise to liability, under any Environmental Law.

         "Hedging Obligations" means, with respect to any Person, all liabilities of such Person under currency exchange agreements, interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and, without limiting the generality of the foregoing, all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

         "herein", "hereof", "hereto", "hereunder" and similar terms contained in any Loan Document refer to such Loan Document as a whole and not to any particular Section, paragraph or provision of such Loan Document.

         "Holdings" is defined in the preamble.

         "Holdings Guaranty" means the Obligations of Holdings undertaken pursuant to Article IX.

         "Holdings Pledge Agreement" means the Security and Pledge Agreement executed and delivered by an Authorized Officer of Holdings pursuant to the Original Credit Agreement, substantially in the form of Exhibit G-1 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Holdings Stockholders Agreement" means the Amended and Restated Stockholders Agreement, dated as of April 19, 2002, by and among Holdings and certain of its shareholders, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Impermissible Qualification" means any qualification or exception to the opinion or certification of any independent public accountant as to any financial statement of Holdings, the U.S. Borrower or any other Obligor (i) which is of a "going concern" or similar nature, (ii) which relates to the limited scope of examination of matters relevant to such financial statement, or
(iii) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause Holdings, the U.S. Borrower or such other Obligor to be in Default.

         "including" and "include" means including without limiting the generality of any description preceding such term, and, for purposes of each Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

         "Indebtedness" of any Person means, without duplication:

                  (a) all obligations of such Person for borrowed money or advances and all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;

                  (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

                  (c)      all Capitalized Lease Liabilities of such Person;

                  (d) all net liabilities of such Person under all Hedging Obligations;

                  (e) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business) and indebtedness secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien on property owned or being acquired by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse (provided that to the extent such indebtedness is not assumed by such Person or the recourse against such Person by the obligee of such indebtedness is limited to the assets so secured, the amount of such indebtedness shall be deemed to be the lesser of (x) the aggregate amount of such indebtedness and (y) the fair market value of the assets securing such indebtedness);

                  (f) all obligations arising under Synthetic Leases of such Person;

                  (g)      all Redeemable Capital Stock of such Person; and

                  (h) all Contingent Liabilities of such Person in respect of any of the foregoing.

The Indebtedness of any Person shall include, without duplication, the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

         "Indemnified Liabilities" is defined in Section 12.4.

         "Indemnified Parties" is defined in Section 12.4.

         "Interbank Reference Rate" means the interest rate expressed as a percentage per annum which is customarily used by the Canadian Revolving Administrative Agent when calculating interest due by it or owing to it arising from correction of errors between it and other chartered banks.

         "Interco Subordination Agreement" means an Intercompany Subordination Agreement, substantially in the form of Exhibit J hereto, executed and delivered by two or more Obligors pursuant to the terms of this Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Intercompany Note" means, with respect to the U.S. Borrower or any of its Subsidiaries, as the maker thereof, a promissory note substantially in the form of Exhibit A to the relevant Security and Pledge Agreement (with such modifications as the applicable Administrative Agent may consent to, such consent not to be unreasonably withheld), which promissory note shall be duly endorsed and pledged by the payee in favor of the applicable Administrative Agent.

         "Interest Coverage Ratio" means, as of the last day of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters of:

                  (a) EBITDA (for all such Fiscal Quarters) of Holdings and its Subsidiaries to

                  (b) the sum (for all such Fiscal Quarters) of Interest Expense of Holdings and its Subsidiaries during such period;

provided that, notwithstanding anything to the contrary contained in this Agreement or provided for pursuant to GAAP, the U.S. Borrower, Gentek Holdings and their respective Subsidiaries shall be deemed to have been (to the extent not actually) a Subsidiary of Holdings for all applicable Fiscal Quarters prior to the Amendment Effective Date included in the calculation of the Interest Coverage Ratio in this Agreement.

         "Interest Expense" means, with respect to any Person for any Fiscal Quarter, the aggregate interest expense (both accrued and paid) of such Person and its Subsidiaries for such Fiscal Quarter that has been paid or is payable in cash, including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense (net of investment interest income paid during such period to Holdings or any of its Subsidiaries).

         "Interest Period" means, (i) relative to any Eurodollar Loan, the period beginning on (and including) the date on which such Eurodollar Loan is made or continued as, or converted into, a Eurodollar Loan pursuant to Sections
2.3 or 2.4 and shall end on (but exclude) the day which numerically corresponds to such date one, two, three, six, or if then available to each applicable Lender, nine or twelve months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), as the applicable Borrower may select in its relevant notice pursuant to Sections 2.3 or 2.4 and
(ii) relative to any Canadian BA or Acceptance Note, the period beginning on (and including) the date on which such Canadian BA is accepted or rolled over pursuant to Section 2.4 or such Acceptance Note is issued pursuant to Section
2.9.3 and continuing to (but excluding) the date which is approximately 30, 60, 90 or 180 days thereafter as the Canadian Borrower may select in its relevant notice pursuant to Section 2.3 or 2.4; provided that (a) the Borrowers shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than fifteen different dates

(provided that the Canadian Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than five different dates), (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day) and (c) no Interest Period for any Loan may end later than the Stated Maturity Date for such Loan.

         "Investment" means, relative to any Person, (i) any loan, advance or extension of credit made by such Person to any other Person, including (A) the issuance of any letter of credit with respect to which such Person is obligated to reimburse the issuer thereof for drawings thereunder and any other Person is the account party with respect to such letter of credit and (B) the purchase by such Person of any bonds, notes, debentures or other debt securities of any other Person (exclusive of receivables owing to such Person to the extent created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms of such Person), and (ii) any Capital Stock held by such Person in any other Person. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment.

         "ISP Rules" is defined in Section 12.9.

         "Issuance Request" means, as the context may require, a U.S. Issuance Request and/or a Canadian Issuance Request.

         "Issuer" means, as the context may require, a Canadian Issuer and/or a U.S. Issuer.

         "Joint Lead Arrangers" is defined in the preamble.

         "Lender Assignment Agreement" means an assignment agreement substantially in the form of Exhibit K hereto.

         "Lender Default" means (i) the refusal (which has not been retracted) or other failure of a Lender to make available its portion of any Borrowing or to fund its portion of any unreimbursed payment under Section 2.6.1 or (ii) a Lender having notified the applicable Borrower or the applicable Administrative Agent in writing that it does not intend to comply with its obligations under
Section 2.1 or 2.6.1, including in either case as a result of any takeover of such Lender by any Governmental Authority.

         "Lenders" is defined in the preamble and includes each Person that becomes a Lender pursuant to Section 12.11.

         "Lender's Environmental Liability" means any and all losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, costs, judgments, suits, proceedings, damages (including consequential damages), disbursements or expenses of any kind or nature whatsoever (including reasonable attorneys' fees at trial and appellate levels and experts' fees and disbursements and expenses incurred in investigating, defending against or prosecuting any litigation, claim or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against any Agent, any Lender, any Issuer or any of such Person's Affiliates, shareholders, directors, officers, employees, and agents in connection with or arising from:

                  (a) any Hazardous Material on, in, under or affecting all or any portion of any property of the U.S. Borrower or any of its Subsidiaries, the groundwater thereunder, or any surrounding areas thereof to the extent caused by Releases from the U.S. Borrower's or any of its Subsidiaries' or any of their respective predecessors' properties;

                  (b) any misrepresentation, inaccuracy or breach of any warranty, contained or referred to in Section 6.13;

                  (c) any violation or claim of violation by the U.S. Borrower or any of its Subsidiaries of any Environmental Laws; or

                  (d) the imposition of any lien for damages caused by or the recovery of any costs for the cleanup, Release or threatened Release of Hazardous Material by the U.S. Borrower or any of its Subsidiaries, or in connection with any property owned or formerly owned by the U.S. Borrower or any of its Subsidiaries.

         "Letter of Credit" means, as the context may require, a U.S. Letter of Credit and/or a Canadian Letter of Credit.

         "Letter of Credit Commitment Amount" means, as the context may require, the U.S. Letter of Credit Commitment Amount and/or the Canadian Letter of Credit Commitment Amount.

         "Letter of Credit Outstandings" means, as the context may require, the U.S. Letter of Credit Outstandings and/or the Canadian Letter of Credit Outstandings.

         "Leverage Ratio" means, as of the last day of any Fiscal Quarter, the ratio of

                  (a) Total Debt outstanding on the last day of such Fiscal Quarter to

                  (b) EBITDA of Holdings and its Subsidiaries computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters.

         "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against property, or other priority or preferential arrangement of any kind or nature whatsoever, to secure payment of a debt or performance of an obligation.

         "Loan" means, as the context may require, a Revolving Loan, a Term Loan and/or a Swing Line Loan of any type and shall include without limitation all Canadian BAs in respect of which any Lender has not received payout in full. References herein to the "principal amount" of a Loan shall, when referring to a Canadian BA, mean the face amount thereof.

         "Loan Documents" means, collectively, (i) this Agreement, the Letters of Credit, the Notes, the Acceptance Notes, Canadian BAs, the Agents' Fee Letter (solely for purposes of Article VIII and Section 12.9), the Canadian Revolving Agent's Fee Letter (solely for purposes of Article VIII and Section 12.9), and the Engagement Letter (solely for purposes of Article VIII and Section 12.9), each Collateral Document and the Amendment Agreement and (ii) each other agreement, certificate, document or instrument delivered in connection with any Loan Document and designated to be a "Loan Document", whether or not specifically mentioned herein or therein, including, solely for purposes of the Collateral Documents and the Guaranties, all Rate Protection Agreements.

         "Management Agreement" means the management agreement, dated as of April 19, 2002, between AMI and Harvest Partners, as amended, supplemented, amended and restated or otherwise modified in accordance with the terms of this Agreement.

         "Management Investors" is defined in clause (m) of Section 7.2.5.

         "Management Loans" is defined in clause (m) of Section 7.2.5.

         "Management Shares" is defined in clause (m) of Section 7.2.5.

         "Material Adverse Effect" means a material adverse effect on the condition (financial or otherwise), business, operations, assets, liabilities (contingent or otherwise), properties or prospects of Holdings and its Subsidiaries, taken as a whole.

         "Material Subsidiary" means each Subsidiary of the U.S. Borrower other than a Non-Material Subsidiary.

         "Material Transaction Documents" means each of the AMI Acquisition Agreement, the Gentek Acquisition Agreement, each Other Debt Document relating to the Unsecured Transaction Debt and the Management Agreement, in each case as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms of this Agreement.

         "Merger" means the merger of Mergerco with and into AMI pursuant to the AMI Acquisition Agreement.

         "Mergerco" means Simon Acquisition Corp., a Delaware corporation.

         "Moody's" means Moody's Investors Service, Inc.

         "Mortgage" means each Original Mortgage and each mortgage, deed of trust or agreement executed and delivered by any Obligor in favor of an Administrative Agent for the benefit of the applicable Secured Parties pursuant to the requirements of this Agreement, under which a Lien is granted on the real property and fixtures described therein, in form and substance reasonably satisfactory to the Agents, in each case as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Mortgage Amendment" means amended mortgages or deeds of trust from the U.S. Borrower, as mortgagor, grantor, trustor or otherwise, to the U.S. Administrative Agent, as mortgagee, beneficiary or otherwise, in respect of each of the Original Mortgages, in each case amended in form and substance reasonably satisfactory to the Administrative Agents and as the same may be amended from time to time.

         "Net Casualty Proceeds" means, with respect to any Casualty Event, the amount of any Casualty Proceeds (net of (i) taxes actually paid or estimated by Holdings or any of its Subsidiaries (in good faith) to be payable in cash in connection with such Casualty Event and (ii) all reasonable collection expenses thereof and other reasonable costs associated therewith); provided that if the amount of any estimated taxes exceeds the amount of taxes actually required to be paid in cash in respect of such Casualty Event within 12 months of such Casualty Event, the aggregate amount of such excess shall constitute Net Casualty Proceeds.

         "Net Debt Proceeds" means with respect to the incurrence, sale or issuance after the Original Closing Date by Holdings or any of its Subsidiaries of any Indebtedness (other than any Indebtedness permitted by Section 7.2.2), the excess of:

                  (a) the gross cash proceeds received by such Person from such incurrence, sale or issuance, over

                  (b) all customary underwriting commissions and discounts and customary legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements actually incurred in connection with such incurrence, sale or issuance which have not been paid to Harvest Partners or any of its Affiliates in connection therewith (other than those fees and expenses set forth in the Management Agreement).

         "Net Disposition Proceeds" means, with respect to any Disposition of any assets after the Original Closing Date of Holdings or any of its Subsidiaries (other than Dispositions permitted pursuant to clause (a), (b), (c), (e), (g), (h), (j) or (k) of Section 7.2.11), the excess of

                  (a) the gross cash proceeds received by such Person from any such Disposition and any cash payments received in respect of promissory notes or other non-cash consideration delivered to such Person in respect thereof (other than payments in respect of interest), over

                  (b) the sum (without duplication) of (i) all customary legal, investment banking, brokerage, appraisal and accounting and other professional fees and disbursements actually incurred in connection with such Disposition which have not been paid to Harvest Partners or any of its Affiliates in connection therewith (other than those fees and expenses set forth in the Management Agreement), (ii) all taxes and other governmental costs and expenses actually paid or estimated by such Person (in good faith) to be payable in cash in connection with such Disposition, (iii) in respect of any such Disposition, the amount, if any, reserved by Holdings or any of its Subsidiaries, as the case may be, in respect of any post-closing purchase price adjustments related to such Disposition, estimated (if necessary) in good faith by management of Holdings or such Subsidiary, as the case may be, (iv) the portion of the purchase price in respect of any such Disposition which is placed in escrow to secure the payment by Holdings or any of its Subsidiaries, as the case may be, in respect of any indemnity or similar obligations of such Person in respect of such Disposition, and (v) payments made by such Person to retire Indebtedness (other than the Credit Extensions) or other unassumed liabilities related to the assets Disposed, in each case of such Person where payment and satisfaction of such Indebtedness or other liabilities is required in connection with such Disposition;

provided that if, (x) after the payment of all taxes with respect to such Disposition, the amount of estimated taxes, if any, pursuant to clause (b)(ii) above exceeded the tax amount actually paid in cash in respect of such Disposition, the aggregate amount of such excess shall, at such time, constitute Net Disposition Proceeds and (y) in the event that the amount reserved in respect of any post-closing purchase price adjustment (referred to in clause
(b)(iii) above) or the amount placed in escrow in respect of any indemnity or similar claims (referred to in clause (b)(iv) above) exceeds the amount actually paid in respect of any such adjustments or claims, such excess amount shall, at the time of determination thereof, constitute Net Disposition Proceeds.

         "Net Equity Proceeds" means with respect to the sale or issuance after the Original Closing Date by Holdings of any of its Capital Stock in a registered public offering under the Securities Act of 1933, the excess of

                  (a) the gross cash proceeds received by Holdings from such sale, exercise or issuance, over

                  (b) all customary underwriting commissions and discounts and customary legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements actually incurred in connection with such sale or issuance which have not been paid to Harvest Partners or any of its Affiliates in connection therewith (other than those fees and expenses set forth in the Management Agreement).

         "Net Income" means, with respect to any Person for any period, the aggregate of all amounts (excluding all amounts in respect of extraordinary gains and extraordinary non-cash losses, but including and together with all amounts in respect of extraordinary cash losses; provided that, for purposes of determining Net Income in any such period, the amount of any such extraordinary cash losses for such period, if any, shall be reduced to the extent of any extraordinary cash gains for such period) which would be included as net income on the consolidated financial statements of such Person and its Subsidiaries for such period; provided that the portion of Net Income of any Subsidiary of such Person that is not a Borrower or a Subsidiary Guarantor shall be excluded from Net Income to the extent that the declaration or payment of dividends or similar distributions by such Person of that portion of such Net Income is not at the date of determination permitted without any prior governmental approval that has not been obtained or, directly or indirectly, by operation of the terms of its Organic Documents or any agreement (other than an agreement with Holdings or its Subsidiaries), instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Person or its stockholders.

         "Non-Excluded Taxes" means any Taxes other than net income, profits, gains and franchise taxes imposed with respect to any Secured Party by a Governmental Authority under the laws of which such Secured Party is organized or in which it maintains its principal office or applicable lending office.

         "Non-Material Subsidiary" means any Subsidiary that

                  (a) accounted for no more than 5% (and, when taken together with all other Non-Material Subsidiaries, accounted for no more than 10% in the aggregate) of consolidated revenues of Holdings and its Subsidiaries for the four consecutive Fiscal Quarters ending on June 30, 2003, or if later, the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 7.1.1, financial statements have been, or are required to have been, delivered to the Administrative Agents, and

                  (b) has assets which represent no more than 5% (and, when taken together with all other Non-Material Subsidiaries, represent no more than 10% in the aggregate) of the consolidated assets of Holdings and its Subsidiaries as of June 30, 2003, or if later, the last day of the last Fiscal Quarter of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 7.1.1, financial statements have been, or are required to have been, delivered to the Administrative Agents.

         "Non-U.S. Jurisdiction" is defined within the definition of Foreign Permitted Acquisition.

         "Non-U.S. Lender" means any Lender that is not a "United States person", as defined under Section 7701(a)(30) of the Code or any applicable successor provision.

         "Note" means, as the context may require, a Revolving Note, a Term Note and/or a Swing Line Note.

         "Notional BA Proceeds" means, relative to a particular Canadian Loan by way of Canadian BAs, the aggregate face amount of such Canadian BAs less the aggregate of:

                  (a) a discount from the aggregate face amount of such Canadian BAs calculated in accordance with normal market practice based on the Canadian BA Rate for the term of such Canadian BAs; and

                  (b) an acceptance fee calculated at the rate per annum, on the basis of a year of 365 days or 366 days, as the case may be, equal to the Applicable Canadian BA Stamping Fee on the face amount of such Canadian BA for its term, being the actual number of days in the period commencing on the date of acceptance by such Lender of such Canadian BA and continuing to (but excluding) the maturity date of such Canadian BA, such acceptance fee to be non-refundable and fully earned when due.

         "Obligations" means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of each Obligor arising under or in connection with a Loan Document, including the principal of and premium, if any, and interest (including interest accruing during the pendency of any proceeding of the type described in Section 8.1.9, whether or not allowed in such proceeding) on the Loans and all Reimbursement Obligations.

         "Obligor" means, as the context may require, Holdings, the Borrowers, and each other Person (other than a Secured Party) obligated under any Loan Document.

         "Organic Document" means, relative to any Obligor, as applicable, its certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation, limited liability agreement, operating agreement and all shareholder agreements, voting trusts and similar arrangements applicable to any of such Obligor's partnership interests, limited liability company interests or authorized shares of Capital Stock.

         "Original Closing Date" means April 19, 2002.

         "Original Collateral" is defined in the second recital.

         "Original Collateral Documents" is defined in the second recital.

         "Original Credit Agreement" is defined in the first recital.

         "Original Lenders" is defined in the first recital.

         "Original Loans" is defined in the first recital.

         "Original Mortgage" means any Mortgage executed and delivered pursuant to the Original Credit Agreement including, without limitation, the Mortgages identified on Schedule IV attached hereto and made a part hereof.

         "Original Obligations" is defined in the second recital.

         "Original Term Loans" is defined in the fourth recital.

         "Other Debt Documents" means, collectively, each of the loan agreements, indentures, note purchase agreements, promissory notes, guarantees and other instruments and agreements evidencing the terms of any Indebtedness constituting or evidenced by, as the case may be, any Unsecured Transaction Debt, any Qualifying Subordinated Debt, any Permitted Seller Notes or any Indebtedness of the type described in clause (o) of Section 7.2.2, in each case, as amended, supplemented, amended and restated or otherwise modified in accordance with the terms of this Agreement.

         "Other Person" is defined in the definition of "Subsidiary".

         "Other Taxes" means any and all stamp, documentary or similar taxes, or any other excise or property taxes or similar levies that arise on account of any payment made or required to be made under any Loan Document or from the execution, delivery, registration, recording or enforcement of any Loan Document.

         "Participant" is defined in clause (c) of Section 12.11.

         "Patent Security Agreement" means any Patent Security Agreement executed and delivered by any Obligor in substantially the form of Exhibit B to the applicable Security and Pledge Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Payment Default" means any Default described in Section 8.1.1.

         "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         "Percentage" means, as the context may require, any Lender's Revolving Loan Percentage and/or Term Loan Percentage.

         "Perfection Certificate" means the Perfection Certificate executed and delivered by an Authorized Officer of each of Gentek Holdings, Gentek U.S. and the Canadian Borrower pursuant to Section 3.14 of the Amendment Agreement or by an Authorized Officer of any other Obligor pursuant to Section 7.1.9, substantially in the form of Exhibit H hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

         "Permitted Acquisition" means an acquisition (exclusive of the AMI Acquisition and the Gentek Acquisition), whether pursuant to a merger or an acquisition of Capital Stock, assets or otherwise, by the U.S. Borrower or any of its Subsidiaries of all or substantially all of the assets or Capital Stock of any Person (or any part of the assets constituting all or substantially all of a business or line of business of any Person), whether or not such acquisition is effected in a single transaction or in a series of related transactions, and as to which the following conditions are satisfied:

                  (a) immediately before and after giving effect to such acquisition, no Default shall have occurred and be continuing or would result therefrom (including under Section 7.2.1);

                  (b) such acquisition is consummated pursuant to a negotiated merger, purchase or similar agreement between the U.S. Borrower and/or any of its Subsidiaries, on the one hand, and such Person and/or any of its Affiliates, on the other hand;

                  (c) in the case of an acquisition of Capital Stock by the U.S. Borrower or a Subsidiary, such acquisition results in the issuer of such Capital Stock becoming a wholly-owned Subsidiary of the U.S. Borrower;

                  (d) consideration for such acquisition shall be comprised of Capital Stock of Holdings, the issuance of a Permitted Seller Note, the assumption, incurrence or issuance of Indebtedness permitted under clause (m) of Section 7.2.2 and/or cash and the aggregate amount of the consideration for such acquisition (based on the fair market value of Capital Stock issued, the amount of Indebtedness issued and/or assumed and the cash expended in connection therewith) shall not exceed $25,000,000 and, when added to the total aggregate amount of consideration for all other such acquisitions pursuant to this subclause (d) since the Original Closing Date, shall not exceed $75,000,000 (provided that either of the foregoing amounts may be increased by up to $25,000,000 to the extent such acquisitions are financed with new equity proceeds or Capital Stock of Holdings; provided, further, that Foreign Permitted Acquisitions shall not exceed $25,000,000 in the aggregate over the term of this Agreement, except to the extent financed with new equity proceeds (not otherwise subject to clause (h) of Section 3.1.1) received by Holdings or Capital Stock of Holdings);

                  (e) immediately after giving effect to such acquisition, at least $15,000,000 of all Revolving Loan Commitment Amounts shall be unused;

                  (f) in the case of any acquisition in which the total aggregate amount of consideration therefor is in excess of $2,500,000, Holdings shall have delivered to the Agents a Compliance Certificate for the period of four full Fiscal Quarters immediately preceding such acquisition (prepared in good faith and in a manner and using such methodology which is consistent with the most recent financial statements delivered pursuant to Section 7.1.1) giving pro forma effect to the consummation of such acquisition and evidencing compliance with the covenants set forth in Section 7.2.4 and the preceding clauses (a) through (e); and

                  (g) with respect to any such acquisition which requires the delivery of a Compliance Certificate pursuant to clause (f) above, if, based upon such Compliance Certificate, such acquisition does not, immediately after giving effect thereto, increase the EBITDA of Holdings and its Subsidiaries on a Pro Forma Basis, Holding's Leverage Ratio (as computed in such Compliance Certificate) for the period of four full Fiscal Quarters immediately preceding such acquisition (prepared in good faith and in a manner and using such methodology which is consistent with the most recent financial statements delivered pursuant to Section 7.1.1), after giving pro forma effect to the consummation of such acquisition, shall be equal to or below 3.50:1.

         "Permitted Holders" means, collectively, Harvest Partners, its controlled affiliates and funds controlled by Harvest Partners and such affiliates ("control" (and its derivatives) of a Person, for the purposes of this definition of "Permitted Holders," means the power, directly or indirectly, to direct or cause the direction of the management, policies and investment decisions of such Person (whether by contract or otherwise)).

         "Permitted Liens" means Liens permitted pursuant to Section 7.2.3.

         "Permitted Seller Note" means an unsecured subordinated promissory note issued by Holdings or a Borrower in connection with a Permitted Acquisition, which note (i) provides for a final stated maturity date that is not prior to the first anniversary of the latest Stated Maturity Date for any Tranche then in effect of all Loans hereunder (but which may provide for scheduled amortization of the original principal amount thereof on each anniversary of the issuance thereof to the extent each such required amortization payment does not exceed 20% of the original principal amount thereof), (ii) bears cash interest at an annual rate not in excess of 10%, although any such interest payable in excess of 10% per annum either shall be payable with the issuance of additional promissory notes in form and substance substantially similar to such promissory note (it being understood and agreed that each such additional promissory note shall constitute a Permitted Seller Note) or shall continue to accrue, (iii) does not provide the holders thereof with the guaranty of any Subsidiary of either Borrower, (iv) does not contain any financial maintenance covenants or any cross-default provisions (it being understood that a cross-acceleration provision with respect to Indebtedness in an aggregate principal amount in excess of $10,000,000 shall be acceptable) and (v) contains such other terms and provisions (including as to subordination, if any,) as are reasonably acceptable to each of the Agents.

         "Person" means any natural person, corporation, limited liability company, partnership, joint venture, association, trust or unincorporated organization, Governmental Authority or any other legal entity, whether acting in an individual, fiduciary or other capacity.

         "Pledged Subsidiary" means each Subsidiary in respect of which an Administrative Agent has been granted a security interest in or a pledge of (i) any of the Capital Stock of such Subsidiary or (ii) any Intercompany Notes of such Subsidiary owing to a Borrower or a Subsidiary Guarantor.

         "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of preferred or preference stock of such Person.

         "Primary Syndication" means the period commencing on or prior to the Amendment Effective Date and ending on the earlier of (i) 90 days after the Amendment Effective Date and (ii) the date that the Joint Lead Arrangers have declared the primary syndication of the Credit Extensions to have ended.

         "Pro Forma Basis" means, with respect to any determination for any period for any Person, after giving pro forma effect to each Permitted Acquisition and Disposition of a Person, business or all or substantially all of the assets of a Person or business consummated during such period, together with all transactions relating thereto consummated during such period (including any incurrence, assumption, refinancing or repayment of Indebtedness), as if such Permitted Acquisition, Disposition and related transactions had been consummated on the first day of such period, in each case based on historical results accounted for in accordance with GAAP and, to the extent applicable, (x) reasonable assumptions acceptable to the Agents that are specified in reasonable detail in the relevant Compliance Certificate or other certificate furnished to any Agent or Lender in connection with the terms of this Agreement or (y) assumptions prepared in accordance with Regulation S-X under the Securities Act of 1933, as amended, and the Exchange Act, and the Securities and Exchange Commission's rules and guidelines with respect to pro forma financial statements and that are specified in reasonable detail in the relevant Compliance Certificate.

         "Qualified IPO" means an initial public offering by Holdings of its Voting Stock in a registered public offering under the Securities Act of 1933 pursuant to which not less than 20% of Holdings' issued and outstanding Voting Stock is sold pursuant to such offering.

         "Qualifying Subordinated Debt" means unsecured senior subordinated notes of Holdings or the U.S. Borrower in an aggregate principal amount not to exceed $50,000,000 containing terms and conditions no less favorable to Holdings or the U.S. Borrower (other than interest rates; provided that any yield in excess of 13% per annum shall be payable in additional unsecured senior subordinated notes or shall be capitalized or accreted discount), and no more favorable to the holders thereof, in each case in any material respect, than those of the Senior Subordinated Notes or containing such other terms and conditions (including rate of interest, maturity, covenants, events of default and subordination provisions) reasonably acceptable to the Agents; provided that, immediately prior to the issuance of any such notes, Holdings shall have delivered to the Agents a Compliance Certificate for the period of four full Fiscal Quarters immediately preceding such issuance (prepared in good faith and in a manner and using such methodology which is consistent with the most recent financial statements delivered pursuant to Section 7.1.1) giving pro forma effect to such issuance and the application of the proceeds therefrom and evidencing compliance with the covenants set forth in Section 7.2.4.

         "Quarterly Payment Date" means the last Business Day of March, June, September and December.

         "Rate Protection Agreement" means, collectively, any interest rate swap, cap, collar or similar agreement entered into by the U.S. Borrower or any of its Subsidiaries under which the counterparty of such agreement is (or at the time such agreement was entered into, was) a Lender or an Affiliate of a Lender, so long as a fully executed copy of such agreement has been provided to the Agents.

         "Redeemable Capital Stock" means Capital Stock of Holdings or any of its Subsidiaries that, either by its terms or by the terms of any security into which it is convertible or exchangeable, at the option of the holder thereof,
(i) is or upon the happening of an event (other than a voluntary call by the issuer thereof or change of control so long as, in the case of a change of control, all Obligations hereunder must first be paid in full or the consent of the Required Lenders is obtained to allow such redemption) or passage of time would be required to be redeemed (for consideration other than common stock of Holdings or pay-in-kind Preferred Stock of Holdings) on or prior to the first anniversary of the latest Stated Maturity Date for any Tranche then in effect of all Loans hereunder, (ii) is redeemable at the option of the holder thereof (for consideration other than common stock of Holdings or pay-in-kind Preferred Stock of Holdings) at any time prior to such date or (iii) is convertible at the option of the holder thereof into or exchangeable for debt securities of either Borrower, Holdings or any of their respective Subsidiaries at any time prior to such anniversary other than debt securities constituting Qualifying Subordinated Debt.

         "Refinancing" means the refinancing or defeasance of not less than $70,000,000 in the aggregate of the AMI's 9-1/4% senior subordinated notes due 2008, which Refinancing was accomplished pursuant to and in accordance with the terms of the tender offer and consent solicitation initiated by AMI in connection with the AMI Acquisition.

         "Refunded Swing Line Loans" is defined in clause (b) of Section 2.3.2.

         "Reimbursement Obligation" is defined in Section 2.6.3.

         "Release" means a "release", as such term is defined in CERCLA.

         "Replacement Lender" is defined in Section 4.10.

         "Replacement Notice" is defined in Section 4.10.

         "Required Lenders" means, at any time,

                  (a) with respect to any provision of this Agreement or any other Loan Document other than the taking of any remedial action under this Agreement or any other Loan Document following the declaration of the acceleration of the maturity of all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable pursuant to Section 8.3, Lenders holding at least a majority of the sum of (i) the U.S. Revolving Loan Commitments (or, following the U.S. Revolving Loan Commitment Termination Date, the aggregate principal amount of U.S. Revolving Loans and U.S. Swing Line Loans then outstanding plus the U.S. Letter of Credit Outstandings applicable to the U.S. Revolving Loan Commitments (after giving effect to the participation of the U.S. Lenders therein)), (ii) the Canadian Revolving Loan Commitments (or, following the Canadian Revolving Loan Commitment Termination Date, the aggregate principal amount of Canadian Revolving Loans and Canadian Swing Line Loans then outstanding (calculated, with respect to any Canadian Revolving Loans or Canadian Swing Line Loans denominated in Canadian Dollars, at the U.S. Dollar Equivalent thereof) plus the Canadian Letter of Credit Outstandings (calculated, with respect to any Canadian Letters of Credit denominated in Canadian Dollars, at the U.S. Dollar Equivalent thereof) (after giving effect to the participation of the Canadian Lenders therein)) and (iii) the Term Loan Commitments (or, following the Term Loan Commitment Termination Date, the aggregate principal amount of the Term Loans then outstanding); or

                  (b) with respect to the taking of any remedial action under this Agreement or any other Loan Document following the declaration of the acceleration of the maturity of all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable pursuant to Section 8.3, Lenders holding at least a majority of the sum of the aggregate principal amount of outstanding Loans (calculated, with respect to any Loans made in Canadian Dollars, at the U.S. Dollar Equivalent thereof) plus the Letter of Credit Outstandings (calculated, with respect to any Canadian Letters of Credit issued in Canadian Dollars, at the U.S. Dollar Equivalent thereof) (after giving effect to the participation of the Lenders therein).

         "Resource Conservation and Recovery Act" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended.

         "Restricted Payment" means the declaration or payment of any dividend (other than dividends payable solely in Capital Stock (other than Redeemable Capital Stock) of Holdings or any Subsidiary of Holdings) on, or the making of any payment or distribution on account of, or setting apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of any class of Capital Stock of Holdings or any Subsidiary or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or the making of any other payment or distribution in respect thereof, either directly or indirectly, whether in cash or property, obligations of Holdings or any Subsidiary or otherwise.

         "Revolving Loan" means, as the context may require, a U.S. Revolving Loan and/or a Canadian Revolving Loan.

         "Revolving Loan Commitment" means, as the context may require, the U.S. Revolving Loan Commitment and/or the Canadian Revolving Loan Commitment.

         "Revolving Loan Commitment Amount" means, as the context may require, the U.S. Revolving Loan Commitment Amount and/or the Canadian Revolving Loan Commitment Amount.

         "Revolving Loan Commitment Termination Date" means, with respect to the U.S. Revolving Loan Commitments, the U.S. Revolving Loan Commitment Termination Date and with respect to the Canadian Revolving Loan Commitments, the Canadian Revolving Loan Commitment Termination Date.

         "Revolving Loan Lender" means, as the context may require, a U.S. Revolving Loan Lender and/or a Canadian Revolving Loan Lender.

         "Revolving Loan Percentage" means, as the context may require, the U.S. Revolving Loan Percentage and/or the Canadian Revolving Loan Percentage.

         "Revolving Note" means, as the context may require, a U.S. Revolving Note and/or a Canadian Revolving Note.

         "S&P" means Standard & Poor's Rating Services, a division of McGraw-Hill, Inc.

         "SEC" means the Securities and Exchange Commission.

         "Secured Parties" means, subject to the last sentence of Section 7.1.9,

                  (a) relative to an Interco Subordination Agreement executed by the U.S. Borrower or any U.S. Subsidiary Guarantor or any Collateral Document executed by the U.S. Borrower or any U.S. Subsidiary Guarantor that grants a Lien by the U.S. Borrower or any U.S. Subsidiary Guarantor to secure Obligations in respect of both the U.S. Facility and the Canadian Facility, (i) the Lenders, each Issuer and the Agents, (ii) for purposes of each agreement pursuant to which an Administrative Agent is granted a Lien to secure any such Obligations or receives a guaranty by the U.S. Borrower or any U.S. Subsidiary Guarantor of any such Obligations or pursuant to which any Person subordinates any obligation payable by Holdings or any of its Subsidiaries to it to such Obligations or any insurance or indemnity with respect to the same (including

         Section 12.4 hereof), each counterparty to a Rate Protection Agreement that is (or at the time such Rate Protection Agreement was entered into, was) a Lender or an Affiliate thereof, and (iii) in each case, each of their respective successors, transferees and assigns; and

                  (b) relative to an Interco Subordination Agreement executed by the Canadian Borrower or any Canadian Subsidiary Guarantor or any Collateral Document executed by the Canadian Borrower or any Canadian Subsidiary Guarantor that grants a Lien to secure Obligations in respect of the Canadian Facility only, (i) the Canadian Lenders, each Canadian Issuer and the Canadian Administrative Agents, (ii) for purposes of each agreement pursuant to which a Canadian Administrative Agent is granted a Lien by the Canadian Borrower or any Canadian Subsidiary Guarantor to secure any such Obligations or receives a guaranty by the Canadian Borrower or any Canadian Subsidiary Guarantor of any such Obligations or pursuant to which any Person subordinates any obligation payable by Holdings or any of its Subsidiaries to it to such Obligations or any insurance or indemnity with respect to the same (including Section 12.4 hereof), each counterparty to a Rate Protection Agreement entered into by the Canadian Borrower or any Canadian Subsidiary Guarantor that is (or at the time such Rate Protection Agreement was entered into, was) a Canadian Lender or an Affiliate thereof, and (C) in each case, each of their respective successors, transferees and assigns.

         "Security and Pledge Agreement" means, as the context may require, the Holdings Pledge Agreement, the U.S. Borrower Security and Pledge Agreement, a Canadian Debenture, the U.S. Subsidiary Security and Pledge Agreement and/or a Canadian Pledge Agreement.

         "Senior Subordinated Note Indenture" means the Indenture dated as of April 23, 2002, among the U.S. Borrower, the Subsidiary Guarantor (as defined therein) and Wilmington Trust Company, as trustee, for purposes of financing, in part, the AMI Acquisition and related transactions, as amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms of this Agreement.

         "Senior Subordinated Notes" means the 9-3/4% senior subordinated notes due 2012 of the U.S. Borrower in an original aggregate principal amount of $165 million and issued pursuant to the Senior Subordinated Note Indenture.

         "Solvent" means, with respect to any Person and its Subsidiaries on a particular date, that on such date (i) the fair value of the property of such Person and its Subsidiaries on a consolidated basis is greater than the total amount of liabilities, including contingent liabilities, of such Person and its Subsidiaries on a consolidated basis, (ii) the present fair salable value of the assets of such Person and its Subsidiaries on a consolidated basis is not less than the amount that will be required to pay the probable liability of such Person and its Subsidiaries on a consolidated basis on its debts as they become absolute and matured, (iii) such Person does not intend to, and does not believe that it or its Subsidiaries will, incur debts or liabilities beyond the ability of such Person and its Subsidiaries to pay such debts and liabilities as the same mature, and (iv) such Person and its Subsidiaries on a consolidated basis is not engaged in business or a transaction, and such Person and its Subsidiaries on a consolidated basis is not about to engage in business or a transaction, for which the property of such Person and its Subsidiaries on a consolidated basis would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, can reasonably be expected to become an actual or matured liability.

           "SPC" is defined in clause (f) of Section 12.11.

           "Stated Amount" means, on any date and with respect to a particular Letter of Credit, the total amount then available to be drawn under such Letter of Credit.

           "Stated Expiry Date" is defined in Section 2.6.

           "Stated Maturity Date" means (i) with respect to all Term Loans, August 29, 2010, and (ii) with respect to all Revolving Loans and Swing Line Loans, April 19, 2007.

           "Steel Peel Warranty Claims" means any warranty claims against Gentek U.S. arising from a failure in the form of peeling of the coated surface of certain residential siding products consisting of painted steel paneling manufactured or produced by Gentek U.S. or one or more of its predecessors or its business between January 1, 1992 and December 31, 1995 in product color lines designated as (i) "885 White", "Special White", "Polar White" or "Poplar" or (ii) an alternative name for marketing purposes corresponding to any such name and, in each case, which used paint manufactured by The Sherwin-Williams Company.

           "Subordinated Debt" means unsecured subordinated Indebtedness of any Obligor in respect of the Senior Subordinated Notes, any Permitted Seller Notes, Qualifying Subordinated Debt or Indebtedness incurred pursuant to clause (o) of
Section 7.2.2.

           "Subordination Provisions" is defined in Section 8.1.11.

           "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership or other entity ("Other Person") of which more than 50% of the outstanding Voting Stock of such Other Person (irrespective of whether at the time Capital Stock of any other class or classes of such Other Person shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person. Unless the context otherwise specifically requires, the term "Subsidiary" shall be a reference to a Subsidiary of the U.S. Borrower.

           "Subsidiary Guarantor" means, as the context may require, a U.S. Subsidiary Guarantor and/or a Canadian Subsidiary Guarantor.

           "Subsidiary Guaranty" means, as the context may require, the U.S. Subsidiary Guaranty and/or the Canadian Subsidiary Guaranty.

           "Subsidiary Security and Pledge Agreement" means, as the context may require, a U.S. Subsidiary Security and Pledge Agreement, a Canadian Debenture and/or a Canadian Pledge Agreement.

         "Swing Line Lender" means, as the context may require, the U.S. Swing Line Lender and/or the Canadian Swing Line Lender.

         "Swing Line Loan" means, as the context may require, a U.S. Swing Line Loan and/or a Canadian Swing Line Loan.

           "Swing Line Loan Commitment" means, as the context may require, the U.S. Swing Line Loan Commitment and/or the Canadian Swing Line Loan Commitment.

           "Swing Line Loan Commitment Amount" means, as the context may require, the U.S. Swing Line Loan Commitment Amount and/or the Canadian Swing Line Loan Commitment Amount.

         "Swing Line Note" means, as the context may require, a U.S. Swing Line Note and/or a Canadian Swing Line Note.

           "Syndication Agent" is defined in the preamble.

           "Synthetic Lease" means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is not a capital lease in accordance with GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which that Person is the lessor.

           "Taxes" means any and all income, stamp or other taxes, duties, levies, imposts, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and all interest and penalties with respect thereto.

           "Tender Offer" means the cash tender offer for 100% of all outstanding shares of Capital Stock of AMI at a price of $50.00 per share made in connection with the AMI Acquisition.

           "Term Loan" means, as the context may require, a U.S. Term Loan and/or a Canadian Term Loan.

           "Term Loan Commitment" means, as the context may require, the U.S. Term Loan Commitment and/or the Canadian Term Loan Commitment.

           "Term Loan Commitment Amount" means, as the context may require, the U.S. Term Loan Commitment Amount and/or the Canadian Term Loan Commitment Amount.

           "Term Loan Commitment Termination Date" means the earliest of (i) the Amendment Effective Date (immediately after the making of the Term Loans on such date), and (ii) the date on which any Commitment Termination Event occurs. Upon the occurrence of any event described in clause (ii), the Term Loan Commitments shall terminate automatically and without any further action.

         "Term Loan Percentage" means, as the context may require, the U.S. Term Loan Percentage and/or the Canadian Term Loan Percentage.

           "Term Note" means, as the context may require, a U.S. Term Note and/or a Canadian Term Note.

           "Title Company" means Chicago Title Insurance Company or such other title insurance company or companies as are reasonably acceptable to the Administrative Agents.

           "Termination Date" means the date on which all Obligations (other than any indemnities that are not then due and payable) have been paid in full in cash, all Letters of Credit have been terminated, expired or Cash Collateralized and all Commitments have terminated.

           "Total Debt" means, on any date, without duplication, the outstanding principal amount of all Indebtedness of Holdings and its Subsidiaries of the type referred to in clause (a), clause (b) (excluding obligations relative to the face amount of letters of credit to the extent such face amount has not been drawn or, if drawn, to the extent the amount of such drawing has been reimbursed to the issuer thereof by the obligor with respect thereto), clause (c), clause
(e) (but, in the case of such clause (e), only to the extent accounted for as debt on a balance sheet in accordance with GAAP), clause (f) and clause (g), in each case of the definition of "Indebtedness", and any Contingent Liability in respect of any of the foregoing; provided that Indebtedness of the type described in clause (o) of Section 7.2.2 or incurred in respect of Permitted Seller Notes and Qualifying Subordinated Debt shall not be included in the calculation of Total Debt to the extent that such notes and/or debt (x) are issued by Holdings and are not guaranteed by any Subsidiary of Holdings and (y) do not provide for any scheduled repayments or mandatory prepayments or redemptions of the principal thereof prior to the first anniversary of the latest Stated Maturity Date for any Tranche then in effect of all Loans or for any payment of cash interest or regularly accruing fees with respect thereto prior to such anniversary.

           "Total Exposure Amount" means, on any date of determination (and without duplication), the outstanding principal amount of all Loans (calculated, with respect to any Canadian Loans denominated in Canadian Dollars, at the U.S. Dollar Equivalent thereof), the aggregate amount of all Letter of Credit Outstandings (calculated, with respect to any Canadian Letters of Credit denominated in Canadian Dollars, at the U.S. Dollar Equivalent thereof) and the unfunded amount of the Commitments.

           "Trademark Security Agreement" means any Trademark Security Agreement executed and delivered by any Obligor substantially in the form of Exhibit C to the applicable Security and Pledge Agreement, as amended, supplemented, amended and restated or otherwise modified from time to time.

           "Tranche" means, as the context may require, the Loans constituting U.S. Term Loans, Canadian Term Loans, U.S. Revolving Loans, Canadian Revolving Loans, U.S. Swing Line Loans and/or Canadian Swing Line Loans.

           "Transaction" means the consummation of the Tender Offer, the Merger, AMI Acquisition and the Refinancing, the payment of related fees, costs and expenses, including prepayment premiums resulting from the Refinancing, and all transactions related thereto (including the capital raising transactions related thereto).

           "type" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a Fixed Rate Loan.

           "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if, with respect to any Filing Statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to an Administrative Agent pursuant to the applicable Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, UCC means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of each Loan Document and any Filing Statement relating to such perfection or effect of perfection or non-perfection.

           "United States" or "U.S." means the United States of America, its fifty states and the District of Columbia.

           "Unsecured Transaction Debt" means any Indebtedness (other than the Obligations) of Holdings, the U.S. Borrower or any other Obligor incurred in connection with the financing of the AMI Acquisition (including the Tender Offer and the Merger), whether in respect of the Senior Subordinated Notes or any other Indebtedness issued in exchange or substitution therefor pursuant to the terms thereof, as amended or otherwise modified pursuant to this Agreement.

           "U.S. Administrative Agent" is defined in the preamble and includes each other Person appointed as the successor U.S. Administrative Agent pursuant to Section 11.4.

           "U.S. Borrower" is defined in the preamble.

           "U.S. Borrower Guaranty" means the Obligations of the U.S. Borrower undertaken pursuant to Article X.

           "U.S. Borrower Security and Pledge Agreement" means the Security and Pledge Agreement executed and delivered by an Authorized Officer of the U.S. Borrower pursuant to the Original Credit Agreement, substantially in the form of Exhibit G-2 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

           "U.S. Borrowing Request" means a U.S. Loan request and certificate duly executed by an Authorized Officer of the U.S. Borrower, substantially in the form of Exhibit B-1 hereto.

           "U.S. Collateral" means all assets and property of any Obligor and interests therein upon which a Lien is granted to the U.S. Administrative Agent pursuant to any Loan Document.

           "U.S. Commitment" means, as the context may require, the U.S. Term Loan Commitment, the U.S. Revolving Loan Commitment, the U.S. Letter of Credit Commitment and/or the U.S. Swing Line Loan Commitment.

           "U.S. Continuation/Conversion Notice" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the U.S. Borrower, substantially in the form of Exhibit C-1 hereto.

           "U.S. Dollar" and the sign "$" mean lawful money of the United
States.

           "U.S. Dollar Equivalent" means, on any date, relative to any amount (the "Original Amount") expressed in Canadian Dollars, the amount expressed in U.S. Dollars which would be required to buy the Original Amount of Canadian Dollars using the noon spot rate exchange for Canadian interbank transactions applied in converting U.S. Dollars into Canadian Dollars published by the Canadian Revolving Administrative Agent for such date.

           "U.S. Facility" means all U.S. Commitments of U.S. Lenders.

           "U.S. Issuance Request" means a U.S. Letter of Credit request and certificate duly executed by an Authorized Officer of the U.S. Borrower, substantially in the form of Exhibit B-3 hereto.

           "U.S. Issuer" means the institution acting as the U.S. Administrative Agent, but in its capacity as issuer of the U.S. Letters of Credit and, at the request of the institution acting as the U.S. Administrative Agent and with the U.S. Borrower's consent, one or more other Lenders or Affiliates of the U.S. Administrative Agent.

           "U.S. Lender" is defined in the preamble.

           "U.S. Letter of Credit" is defined in Section 2.1.2.

           "U.S. Letter of Credit Commitment" means

                      (a)        with respect to a U.S. Issuer, such U.S.
           Issuer's obligation to issue U.S. Letters of Credit pursuant to
           Section 2.1.2 and,

                      (b) with respect to each U.S. Revolving Loan Lender, the obligations of each such Lender to participate in such U.S. Letters of Credit pursuant to Section 2.6.1.

           "U.S. Letter of Credit Commitment Amount" means, on any date, a maximum amount of $15,000,000, as such amount may be permanently reduced from time to time pursuant to Section 2.2.

           "U.S. Letter of Credit Outstandings" means, on any date, an amount equal to the sum of (i) the then aggregate amount which is undrawn and available under all issued and outstanding U.S. Letters of Credit, and (ii) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations in respect of such U.S. Letters of Credit.

           "U.S. Loan" means, as the context may require, a U.S. Term Loan, a U.S. Revolving Loan and/or a U.S. Swing Line Loan.

           "U.S. Multiemployer Plan" means a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA.

           "U.S. Note" means, as the context may require, a U.S. Term Note, a U.S. Revolving Note and/or a U.S. Swing Line Note.

           "U.S. Pension Plan" means a "pension plan", as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a U.S. Multiemployer Plan), and to which Holdings, the U.S. Borrower or any corporation, trade or business that is, along with the U.S. Borrower, a member of a Controlled Group, has liability (actual or contingent), including any liability by reason of having been a substantial employer within the meaning of
Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

           "U.S. Register" is defined in clause (b) of Section 2.7.

           "U.S. Revolving Loan" is defined in clause (a) of Section 2.1.1.

           "U.S. Revolving Loan Commitment" is defined in clause (a) of Section 2.1.1.

           "U.S. Revolving Loan Commitment Amount" means, on any date, $55,000,000, as such amount may be permanently reduced from time to time pursuant to Section 2.2.

           "U.S. Revolving Loan Commitment Termination Date" means the earliest of (i) April 19, 2007, (ii) the date on which the U.S. Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to the terms of this Agreement and (iii) the date on which any Commitment Termination Event occurs. Upon the occurrence of any event described in the preceding clause (ii) or
(iii), the U.S. Revolving Loan Commitments shall terminate automatically and without any further action.

           "U.S. Revolving Loan Lender" means a Lender that has a U.S. Revolving Loan Commitment.

           "U.S. Revolving Loan Percentage" means, relative to any Lender, the applicable percentage relating to U.S. Revolving Loans set forth opposite such Lender's name below the column labeled "U.S. Revolving Loan Commitment" on
Schedule II hereto or set forth in a Lender Assignment Agreement under the U.S. Revolving Loan Commitment column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to Section 12.11. A Lender shall not have any U.S. Revolving Loan Commitment if its percentage under the U.S. Revolving Loan Commitment column is zero.

           "U.S. Revolving Note" means a promissory note of the U.S. Borrower payable to any U.S. Revolving Loan Lender, in the form of Exhibit A-1 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the U.S. Borrower to such U.S. Revolving Loan Lender resulting from outstanding U.S. Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

           "U.S. Subsidiary" means any Subsidiary that is not a Foreign Subsidiary.

           "U.S. Subsidiary Guarantor" means each U.S. Subsidiary which has executed and delivered to the U.S. Administrative Agent the U.S. Subsidiary Guaranty (or a supplement thereto).

           "U.S. Subsidiary Guaranty" means the subsidiary guaranty executed and delivered by U.S. Subsidiaries of the U.S. Borrower pursuant to the Original Credit Agreement, substantially in the form of Exhibit F-1 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

           "U.S. Subsidiary Security and Pledge Agreement" means the Security and Pledge Agreement executed and delivered by an Authorized Officer of each U.S. Subsidiary Guarantor pursuant to the Original Credit Agreement, substantially in the form of Exhibit G-4 hereto, as amended, supplemented, amended and restated or otherwise modified from time to time.

           "U.S. Swing Line Lender" means the institution acting as the U.S. Administrative Agent, but in its capacity as the U.S. Swing Line Lender.

           "U.S. Swing Line Loan" is defined in clause (a) of Section 2.1.1.

           "U.S. Swing Line Loan Commitment" is defined in clause (a) of Section 2.1.1.

           "U.S. Swing Line Loan Commitment Amount" means, on any date, $15,000,000, as such amount may be permanently reduced from time to time pursuant to Section 2.2.

           "U.S. Swing Line Note" means a promissory note of the U.S. Borrower payable to the U.S. Swing Line Lender, in the form of Exhibit A-3 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the U.S. Borrower to the U.S. Swing Line Lender resulting from outstanding U.S. Swing Line Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

           "U.S. Term Loan" is defined in clause (a) of Section 2.1.3.

           "U.S. Term Loan Commitment" means, relative to any Lender, such Lender's obligation (if any) to make U.S. Term Loans pursuant to Section 2.1.3.

           "U.S. Term Loan Commitment Amount" means, on any date, $182,500,000.

           "U.S. Term Loan Percentage" means, relative to any Lender, the applicable percentage relating to U.S. Term Loans set forth opposite such Lender's name below the column labeled "U.S. Term Loan Commitment" on Schedule II hereto or set forth in a Lender Assignment Agreement under the U.S. Term Loan Commitment column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to Section 12.11. A Lender shall not have any U.S. Term Loan Commitment if its percentage under the U.S. Term Loan Commitment column is zero.

           "U.S. Term Note" means a promissory note of the U.S. Borrower payable to any Lender, in the form of Exhibit A-5 hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the U.S. Borrower to such Lender resulting from outstanding U.S. Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

           "U.S. Welfare Plan" means a "welfare plan", as such term is defined in Section 3(l) of ERISA.

           "Voting Stock" means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the managing body of such Person.

           "wholly-owned Subsidiary" means, with respect to any Person, any Subsidiary of such Person all of the outstanding common stock (or similar equity interest) of which (other than any director's qualifying shares or investments by foreign nationals mandated by applicable laws) is owned directly or indirectly by such Person. Unless the context otherwise requires, the term "wholly-owned Subsidiary" shall be a reference to a wholly-owned Subsidiary of the U.S. Borrower.

           SECTION 1.2. Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each other Loan Document and the Disclosure Schedule, and each notice and other communication delivered from time to time in connection with any Loan Document.

           SECTION 1.3. Cross-References. Unless otherwise specified, references in a Loan Document to any Article or Section are references to such Article or Section of such Loan Document, and references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

           SECTION 1.4. Accounting and Financial Determinations.

                      (a) Unless otherwise specified, all accounting terms used in each Loan Document shall be interpreted, and all accounting determinations and computations thereunder (including under Section 7.2.4 and the definitions used in such calculations) shall be made, in accordance with those generally accepted accounting principles in the United States ("GAAP") applied in the preparation of the U.S. Borrower's financial statements for its Fiscal Year ended December 31, 2002, subject to any changes or amendments to GAAP in effect as of January 1, 2003. Unless otherwise expressly provided all financial covenants and defined financial terms shall be computed on a consolidated basis for Holdings and its Subsidiaries (including the Borrowers), in each case without duplication.

                      (b) For purposes of computing the Leverage Ratio, the Interest Coverage Ratio and the Fixed Charge Ratio (under Section 7.2.4), such ratios (and any financial calculations or components required to be made or included therein, including EBITDA) shall be determined on a Pro Forma Basis.

                      (c) For the purposes of determining any threshold amount forming any part of any representation or warranty, covenant or Event of Default, all relevant amounts denominated in Canadian Dollars shall be calculated, as of such time of determination, at the U.S. Dollar Equivalent thereof. Each calculation of the U.S. Dollar Equivalent of any amounts denominated in Canadian Dollars shall be conclusive and binding on the Borrowers absent manifest error.

                                   ARTICLE II
            COMMITMENTS, BORROWING AND ISSUANCE PROCEDURES, NOTES AND
                               LETTERS OF CREDIT

           SECTION 2.1. Commitments. On the terms and subject to the conditions of this Agreement, the Lenders and each Issuer severally agree to make Credit Extensions as set forth below.

           SECTION 2.1.1. Revolving Loan Commitments and Swing Line Loan Commitments. From time to time on any Business Day occurring on and after the Amendment Effective Date but prior to the applicable Revolving Loan Commitment Termination Date,

                      (a) (i) each U.S. Revolving Loan Lender agrees that it will make loans denominated in U.S. Dollars (relative to such Lender, its "U.S. Revolving Loans") to the U.S. Borrower equal to such Lender's U.S. Revolving Loan Percentage of the aggregate amount of each Borrowing of U.S. Revolving Loans requested by the U.S. Borrower to be made on such day, and (ii) the U.S. Swing Line Lender agrees that it will make loans denominated in U.S. Dollars (its "U.S. Swing Line Loans") to the U.S. Borrower equal to the principal amount of the U.S. Swing Line Loan requested by the U.S. Borrower to be made on such day. The Commitment of each such U.S. Revolving Loan Lender described above is herein referred to as its "U.S. Revolving Loan Commitment", and the Commitment of the U.S. Swing Line Lender described above is herein referred to as its "U.S. Swing Line Loan Commitment". On the terms and subject to the conditions hereof, the U.S. Borrower may from time to time borrow, prepay and reborrow U.S. Revolving Loans and U.S. Swing Line Loans; and

                      (b) (i) each Canadian Revolving Loan Lender agrees that it will make loans denominated in U.S. Dollars or Canadian Dollars or accept Canadian BAs (relative to such Lender, its "Canadian Revolving Loans") to the Canadian Borrower equal to such Lender's Canadian Revolving Loan Percentage of the aggregate amount of each Borrowing of Canadian Revolving Loans requested by the Canadian Borrower to be made on such day, and (ii) the Canadian Swing Line Lender agrees that it will make loans denominated in U.S. Dollars or Canadian Dollars (its "Canadian Swing Line Loans") to the Canadian Borrower equal to the principal amount of the Canadian Swing Line Loan requested by the Canadian Borrower to be made on such day. The Commitment of each such Canadian Revolving Loan Lender described above is herein referred to as its "Canadian Revolving Loan Commitment", and the Commitment of the Canadian Swing Line Lender described above is herein referred to as its "Canadian Swing Line Loan Commitment". On the terms and subject to the conditions hereof, the Canadian Borrower may from time to time borrow, prepay (except in the case of Canadian BAs) and reborrow Canadian Revolving Loans and Canadian Swing Line Loans;

provided that

                      (c) no U.S. Revolving Loan Lender shall be permitted or required to make any U.S. Revolving Loan if, after giving effect thereto, the aggregate outstanding principal amount of all U.S. Revolving Loans of such U.S. Revolving Loan Lender, together with such U.S. Revolving Loan Lender's U.S. Revolving Loan Percentage of the aggregate amount of all U.S. Swing Line Loans and U.S. Letter of Credit Outstandings, would exceed such U.S. Revolving Loan Lender's U.S. Revolving Loan Percentage of the then existing U.S. Revolving Loan Commitment Amount;

                      (d) no Canadian Revolving Loan Lender shall be permitted or required to make any Canadian Revolving Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Canadian Revolving Loans of such Canadian Revolving Loan Lender (calculated, with respect to any Canadian Revolving Loans denominated in Canadian Dollars, at the U.S. Dollar Equivalent thereof), together with such Canadian Revolving Loan Lender's Canadian Revolving Loan Percentage of the aggregate amount of all Canadian Swing Line Loans (calculated, with respect to any Canadian Swing Line Loans denominated in Canadian Dollars, at the U.S. Dollar Equivalent thereof) and Canadian Letter of Credit Outstandings (calculated, with respect to any Canadian Letters of Credit denominated in Canadian Dollars, at the U.S. Dollar Equivalent thereof), would exceed such Canadian Revolving Loan Lender's Canadian Revolving Loan Percentage of the then existing Canadian Revolving Loan Commitment Amount;

                      (e) the U.S. Swing Line Lender shall not be permitted or required to make U.S. Swing Line Loans if, after giving effect thereto, the aggregate outstanding principal amount of all U.S. Swing Line Loans would exceed (x) the then existing U.S. Swing Line Loan Commitment Amount or (y) when combined with the aggregate outstanding principal amount of all U.S. Revolving Loans and U.S. Letter of Credit Outstandings, the then existing U.S. Revolving Loan Commitment Amount; and

                      (f) the Canadian Swing Line Lender shall not be permitted or required to make Canadian Swing Line Loans if, after giving effect thereto, the aggregate outstanding principal amount of all Canadian Swing Line Loans (calculated, with respect to any Canadian Swing Line Loans denominated in Canadian Dollars, at the U.S. Dollar Equivalent thereof) would exceed (x) the then existing Canadian Swing Line Loan Commitment Amount or (y) when combined with the aggregate outstanding principal amount of all Canadian Revolving Loans (calculated, with respect to any Canadian Revolving Loans denominated in Canadian Dollars, at the U.S. Dollar Equivalent thereof) and Canadian Letter of Credit Outstandings (calculated, with respect to any Canadian Letters of Credit denominated in Canadian Dollars, at the U.S. Dollar Equivalent thereof), the then existing Canadian Revolving Loan Commitment Amount.

           SECTION 2.1.2. Letter of Credit Commitments.

                      (a) From time to time on any Business Day occurring on and after the Amendment Effective Date but prior to the applicable Revolving Loan Commitment Termination Date,

                                 (i)        each U.S. Issuer agrees that it will
                      (i) issue one or more trade letters of credit or standby letters of credit denominated in U.S. Dollars (each a

                      "U.S. Letter of Credit") for the account of the U.S. Borrower or any Subsidiary in the Stated Amount requested by the U.S. Borrower on such day, or (ii) extend the Stated Expiry Date of an existing U.S. Letter of Credit previously issued hereunder; and

                                 (ii) each Canadian Issuer agrees that it will (i) issue one or more trade letters of credit or standby letters of credit denominated in U.S. Dollars or Canadian Dollars (each a "Canadian Letter of Credit") for the account of the Canadian Borrower or any Canadian Subsidiary in the Stated Amount requested by the Canadian Borrower on such day, or (ii) extend the Stated Expiry Date of an existing Canadian Letter of Credit previously issued hereunder.

                      (b) No Stated Expiry Date shall extend beyond the earlier of (x) 30 days prior to the applicable Revolving Loan Commitment Termination Date in the case of trade Letters of Credit or 10 days prior to the applicable Revolving Loan Commitment Termination Date in the case of standby Letters of Credit and (y) unless otherwise agreed to by the respective Issuer in its sole discretion, 364 days from the date of such issuance or extension. Subject to the limitations set forth in clause (x) above, a Letter of Credit may, if required by the beneficiary thereof, contain "evergreen" provisions pursuant to which the Stated Expiry Date shall be automatically extended; provided that, any such "evergreen" provision must permit the applicable Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued.

                      (c) No U.S. Issuer shall be permitted or required to issue any U.S. Letter of Credit if, after giving effect thereto,
           (i) the aggregate amount of all U.S. Letter of Credit Outstandings would exceed the U.S. Letter of Credit Commitment Amount then in effect or (ii) the sum of the aggregate amount of all U.S. Letter of Credit Outstandings plus the aggregate principal amount of all U.S. Revolving Loans and U.S. Swing Line Loans then outstanding would exceed the U.S. Revolving Loan Commitment Amount then in effect.

                      (d) No Canadian Issuer shall be permitted or required to issue any Canadian Letter of Credit if, after giving effect thereto, (i) the aggregate amount of all Canadian Letter of Credit Outstandings (calculated, with respect to any Canadian Letters of Credit denominated in Canadian Dollars, at the U.S. Dollar Equivalent thereof) would exceed the Canadian Letter of Credit Commitment Amount then in effect or (ii) the sum of the aggregate amount of all Canadian Letter of Credit Outstandings (calculated, with respect to any Canadian Letters of Credit denominated in Canadian Dollars, at the U.S. Dollar Equivalent thereof) plus the aggregate principal amount of all Canadian Revolving Loans (calculated, with respect to any Canadian Revolving Loans denominated in Canadian Dollars, at the U.S. Dollar Equivalent thereof) and Canadian Swing Line Loans (calculated, with respect to any Canadian Swing Line Loans denominated in Canadian Dollars, at the U.S. Dollar Equivalent thereof) then outstanding would exceed the Canadian Revolving Loan Commitment Amount then in effect.

           SECTION 2.1.3. Term Loan Commitments.

                      (a) In a single drawing on any Business Day occurring on or prior to the Term Loan Commitment Termination Date, each U.S. Lender that has a U.S. Term Loan Commitment agrees that it will make loans denominated in U.S. Dollars (relative to such Lender, its "U.S. Term Loans") to the U.S. Borrower equal to such U.S. Lender's U.S. Term Loan Percentage of the aggregate amount of the Borrowings of U.S. Term Loans requested by the U.S. Borrower to be made on such day. No amounts paid or prepaid with respect to U.S. Term Loans may be reborrowed.

                      (b) In a single drawing on any Business Day occurring on or prior to the Term Loan Commitment Termination Date, each Canadian Lender that has a Canadian Term Loan Commitment agrees that it will make loans denominated in U.S. Dollars (relative to such Lender, its "Canadian Term Loans") to the Canadian Borrower equal to such Canadian Lender's Canadian Term Loan Percentage of the aggregate amount of the Borrowings of Canadian Term Loans requested by the Canadian Borrower to be made on such day. No amounts paid or prepaid with respect to Canadian Term Loans may be reborrowed.

           SECTION 2.2. Reduction of the Commitment Amounts.

                      (a) The U.S. Borrower may, from time to time on any Business Day occurring after the Amendment Effective Date, voluntarily reduce the amount of the U.S. Revolving Loan Commitment Amount, the U.S. Swing Line Loan Commitment Amount or the U.S. Letter of Credit Commitment Amount on the Business Day so specified by the U.S. Borrower; provided that all such reductions shall require at least one Business Day's prior notice to the U.S. Administrative Agent and be permanent, and any partial reduction of any such Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $100,000. Any optional or mandatory reduction of the U.S. Revolving Loan Commitment Amount pursuant to the terms of this Agreement which reduces the U.S. Revolving Loan Commitment Amount below the sum of (i) the U.S. Swing Line Loan Commitment Amount and (ii) the U.S. Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the U.S. Swing Line Loan Commitment Amount and/or U.S. Letter of Credit Commitment Amount (as directed by the U.S. Borrower in a notice to the U.S. Administrative Agent delivered together with the notice of such voluntary reduction in the U.S. Revolving Loan Commitment Amount or, in the absence of such direction, pro rata based upon the respective amounts thereof) to an aggregate amount not in excess of the U.S. Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the U.S. Swing Line Lender or the U.S. Issuer.

                      (b) The Canadian Borrower may, from time to time on any Business Day occurring after the Amendment Effective Date, voluntarily reduce the amount of the Canadian Revolving Loan Commitment Amount, the Canadian Swing Line Loan Commitment Amount or the Canadian Letter of Credit Commitment Amount on the Business Day so specified by the Canadian Borrower; provided that all such reductions shall require at least one Business Day's prior notice to the Canadian Revolving

           Administrative Agent and be permanent, and any partial reduction of any such Commitment Amount shall be in a minimum amount of $1,000,000 and in an integral multiple of $100,000. Any optional or mandatory reduction of the Canadian Revolving Loan Commitment Amount pursuant to the terms of this Agreement which reduces the Canadian Revolving Loan Commitment Amount below the sum of (i) the Canadian Swing Line Loan Commitment Amount and (ii) the Canadian Letter of Credit Commitment Amount shall result in an automatic and corresponding reduction of the Canadian Swing Line Loan Commitment Amount and/or Canadian Letter of Credit Commitment Amount (as directed by the Canadian Borrower in a notice to the Canadian Revolving Administrative Agent delivered together with the notice of such voluntary reduction in the Canadian Revolving Loan Commitment Amount or, in the absence of such direction, pro rata based upon the respective amounts thereof) to an aggregate amount not in excess of the Canadian Revolving Loan Commitment Amount, as so reduced, without any further action on the part of the Canadian Swing Line Lender or the Canadian Issuer.

           SECTION 2.3. Borrowing Procedures. Loans (other than Swing Line Loans) shall be made by the Lenders in accordance with Section 2.3.1, and Swing Line Loans shall be made by the Swing Line Lenders in accordance with Section 2.3.2.

           SECTION 2.3.1. Borrowing Procedures. In the case of Loans other than Swing Line Loans, by delivering the appropriate Borrowing Request to the applicable Administrative Agent not later than 2:00 p.m. on a Business Day, the applicable Borrower may from time to time irrevocably request, on not less than one Business Day's notice in the case of Base Rate Loans, or three Business Days' notice in the case of Fixed Rate Loans, and in either case not more than five Business Days' notice, that a Borrowing be made, in the case of either Fixed Rate Loans or Base Rate Loans, in a minimum amount of either $1,000,000 (or, in the case of Canadian Loans denominated in Canadian Dollars, Cdn $1,000,000) and in an integral multiple of $100,000 (or, in the case of Canadian Loans denominated in Canadian Dollars, Cdn $100,000) or the unused amount of the applicable Commitment; provided that, subject to the Borrowers' right to convert such Loans to Fixed Rate Loans pursuant to Section 2.4, all of the Loans made on the Amendment Effective Date shall be made as Base Rate Loans. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. In the case of Loans other than Swing Line Loans, not later than 2:00 p.m. on such Business Day each Lender that has a Commitment to make the Loans being requested shall deposit with the applicable Administrative Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the applicable Administrative Agent shall specify from time to time by notice to the applicable Lenders. To the extent funds are received from the Lenders, the applicable Administrative Agent shall promptly make such funds available to the applicable Borrower by wire transfer to the account such Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

           SECTION 2.3.2. Swing Line Loan Borrowing Procedures. In the case of Swing Line Loans:

                      (a) By telephonic notice to the applicable Swing Line Lender not later than 12:00 noon on a Business Day (followed (within one Business Day) by the delivery of a confirming Borrowing Request), the applicable Borrower may from time to time irrevocably request that Swing Line Loans be made by such Swing Line Lender in an aggregate minimum principal amount of $500,000 (or, in the case of Canadian Swing Line Loans denominated in Canadian Dollars, Cdn $500,000) and in an integral multiple of $100,000 (or, in the case of Canadian Swing Line Loans denominated in Canadian Dollars, Cdn $100,000). All Swing Line Loans shall be made as Base Rate Loans and shall not be entitled to be converted into Fixed Rate Loans. The proceeds of each Swing Line Loan shall be made available by the applicable Swing Line Lender to the applicable Borrower by wire transfer to the account such Borrower shall have specified in its notice therefor not later than 4:00 p.m. on the Business Day telephonic notice is received by the applicable Swing Line Lender.

                      (b) If (i) any Swing Line Loan shall be outstanding for more than three Business Days, (ii) any Swing Line Loan to a Borrower is or will be outstanding on a date when such Borrower requests that a Revolving Loan be made, or (iii) any Default shall occur and be continuing, then each Revolving Loan Lender with a Revolving Loan Commitment under the Facility applicable to such Swing Line Loan (other than the Swing Line Lender) irrevocably agrees that it will, at the request of the U.S. Swing Line Lender or Canadian Swing Line Lender, as the case may be, make a Revolving Loan (which shall initially be funded as a Base Rate Loan) in the same Currency as such Swing Line Loan and in an amount equal to such Lender's applicable Revolving Loan Percentage of the aggregate principal amount of all such Swing Line Loans then outstanding (such outstanding Swing Line Loans of such Currency hereinafter referred to as the "Refunded Swing Line Loans"). Not later than 2:00 p.m. on the first Business Day following receipt by each Revolving Loan Lender of a request to make Revolving Loans as provided in the preceding sentence, each such Revolving Loan Lender shall deposit in an account specified by the U.S. Swing Line Lender or Canadian Swing Line Lender, as the case may be, the amount so requested in same day funds and such funds shall be applied by such Swing Line Lender to repay the Refunded Swing Line Loans. At the time the applicable Revolving Loan Lenders make the above referenced Revolving Loans, the U.S. Swing Line Lender or Canadian Swing Line Lender, as the case may be, shall be deemed to have made, in consideration of the making of the Refunded Swing Line Loans, Revolving Loans in an amount equal to such Swing Line Lender's applicable Revolving Loan Percentage of the aggregate principal amount of such Refunded Swing Line Loans. Upon the making (or deemed making, in the case of the Swing Line Lenders) of any Revolving Loans pursuant to this clause (b), the amount so funded shall become outstanding under such Revolving Loan Lender's U.S. Revolving Note or Canadian Revolving Note, as the case may be, and shall no longer be owed under the U.S. Swing Line Note or Canadian Swing Line Note, as the case may be. All interest payable with respect to any Revolving Loans made (or deemed made, in the case of the Swing Line Lenders) pursuant to this clause (b) shall be appropriately adjusted to reflect the period of time during which the applicable Swing Line Lender had outstanding Swing

           Line Loans in respect of which such Revolving Loans were made. Each Revolving Loan Lender's obligation to make the Revolving Loans referred to in this clause (b) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the applicable Swing Line Lender, any Obligor or any Person for any reason whatsoever; (ii) the occurrence or continuance of any Default; (iii) any adverse change in the condition (financial or otherwise) of any Obligor; (iv) the acceleration or maturity of any Obligations or the termination of any Commitment after the making of any related Swing Line Loan; (v) any breach of any Loan Document by any Person; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                      (c) The applicable Swing Line Lender and applicable Borrower may modify the manner of providing notice and the timing of notices and payments set forth in this Section 2.3.2 without the consent of any other Lender, provided that such modifications could not reasonably be expected to have an adverse effect on the other Lenders.

           SECTION 2.4. Continuation and Conversion Elections. By delivering the applicable Continuation/Conversion Notice to the applicable Administrative Agent not later than 2:00 p.m. on a Business Day, the applicable Borrower may from time to time irrevocably elect, on not less than one Business Day's notice in the case of conversions into Base Rate Loans, or three Business Days' notice in the case of continuations of or conversions into Fixed Rate Loans, and in either case not more than five Business Days' notice, that all, or any portion in an aggregate minimum amount of $1,000,000 (or, in the case of Canadian Loans denominated in Canadian Dollars, in an aggregate minimum amount of Cdn $1,000,000) and in an integral multiple of $100,000 (or, in the case of Canadian Loans denominated in Canadian Dollars, in an integral multiple of Cdn $100,000) be, in the case of Base Rate Loans, converted into Fixed Rate Loans or be, in the case of Fixed Rate Loans, converted into Base Rate Loans or continued as Fixed Rate Loans (in the absence of delivery of a Continuation/Conversion Notice with respect to any Fixed Rate Loan at least three Business Days (but not more than five Business Days) before the last day of the then current Interest Period with respect thereto, such Fixed Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided that (x) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders that have made such Loans, and (y) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, Fixed Rate Loans when any Payment Default or Event of Default has occurred and is continuing to the extent the U.S. Administrative Agent has or Required Lenders have notified the Borrowers that the occurrence and continuance of such Payment Default or Event of Default shall prevent the Borrowers from so continuing or converting such Loans.

           SECTION 2.4.1. Converting Canadian Prime Rate Loans to, or Continuing Canadian BAs as, Canadian BAs. Provided that the Canadian Borrower has, by giving notice to the Canadian Revolving Administrative Agent in accordance with
Section 2.4, requested the Canadian Lenders to accept its drafts to replace all or a portion of an outstanding Canadian Loan, then each Canadian Lender shall, on the date of conversion or continuation, as applicable, and concurrent with the payment by the Canadian Borrower to the Canadian Revolving Administrative Agent on behalf of the Canadian Lenders of an amount equal to the difference between the principal or face amount of such outstanding Canadian Loan or the portion thereof which is being converted or continued and the aggregate Notional BA Proceeds with respect to the drafts to be accepted by the Canadian Lenders, accept the Canadian Borrower's draft or drafts having an aggregate face amount equal to its Percentage of the aggregate principal or face amount of such Canadian Loan or the portion thereof which is being converted or continued, such acceptance to be in accordance with Section 2.9.

           SECTION 2.4.2. Converting Canadian BAs to Canadian Prime Rate Loans. Each Canadian Lender shall, at the end of an Interest Period with respect to Canadian BAs which such Canadian Lender has accepted, pay to the holder thereof the face amount of such Canadian BA. Provided that the Canadian Borrower has, by giving notice to the Canadian Revolving Administrative Agent in accordance with
Section 2.4, requested a Canadian Lender to convert all or a portion of outstanding maturing Canadian BAs into a Canadian Prime Rate Loan, such Canadian Lender shall, upon the end of the current Interest Period with respect to such Canadian BAs and the payment by such Canadian Lender to the holders of such Canadian BAs of the aggregate face amount thereof, be deemed to have made to the Canadian Borrower the Canadian Prime Rate Loan into which the matured Canadian BAs or a portion thereof are converted in the aggregate principal amount equal to its Canadian Revolving Loan Percentage of the aggregate face amount of the matured Canadian BAs or the portion thereof which are being converted.

           SECTION 2.5. Funding. Each Lender may, if it so elects, fulfill its obligation to make, continue or convert Eurodollar Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such Eurodollar Loan; provided that such Eurodollar Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the U.S. Borrower to repay such Eurodollar Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, for purposes of any determination to be made for purposes of Section 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all Eurodollar Loans by purchasing deposits in its Eurodollar Office's interbank eurodollar market (as such office may be changed from time to time pursuant to Section 4.11 or otherwise).

           SECTION 2.6. Letter of Credit Issuance Procedures. By delivering to the applicable Administrative Agent an appropriate Issuance Request not later than 12:00 noon on a Business Day, the applicable Borrower may from time to time irrevocably request on not less than three nor more than ten Business Days' notice in the case of an initial issuance of a Letter of Credit, and not less than three Business Days' prior notice in the case of a request for the extension of the Stated Expiry Date of a Letter of Credit (in each case, unless a shorter notice period is agreed to by the applicable Issuer, in its sole discretion), that the applicable Issuer issue, or extend the Stated Expiry Date of, a Letter of Credit on behalf of such Borrower (whether issued for the account of or on behalf of such Borrower or any Subsidiary in accordance with
Section 2.1.2(a)) in such form as may be requested by such Borrower and approved by such Issuer (such approval not to be unreasonably withheld), solely for the purposes described in Section 7.1.7. Notwithstanding anything to the contrary contained herein or in any separate application for any Letter of Credit, (a) the U.S. Borrower hereby acknowledges and agrees that it shall be deemed to be the obligor for purposes of each U.S. Letter of Credit issued hereunder and (b) the Canadian Borrower hereby acknowledges and agrees that it shall be deemed to be the obligor for purposes of each Canadian Letter of Credit issued hereunder (in each case, whether the account party on such Letter of Credit is such Borrower or, in the case of (x) any U.S. Letter of Credit, a Subsidiary or (y) any Canadian Letter of Credit, a Canadian Subsidiary) and shall be obligated to reimburse the Issuer of such Letter of Credit in accordance with the reimbursement provisions herein. Each Letter of Credit shall by its terms be stated to expire on a date (its "Stated Expiry Date") no later than the earlier to occur of (i) 30 days prior to the applicable Revolving Loan Commitment Termination Date in the case of standby Letters of Credit or 10 days prior to the applicable Revolving Loan Commitment Termination Date in the case of trade Letters of Credit or (ii) (unless otherwise agreed to by the applicable Issuer, in its sole discretion), 364 days from the date of its issuance or extension. Subject to the limitations set forth in clause (i) above, a Letter of Credit may, if required by the beneficiary thereof, contain "evergreen" provisions pursuant to which the Stated Expiry Date shall be automatically extended; provided that, any such "evergreen" provision must permit the applicable Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. The Issuer of a Letter of Credit hereunder will make available to the beneficiary thereof the original of such Letter of Credit which it issues.

           SECTION 2.6.1. Other Lenders' Participation. Upon the issuance of each Letter of Credit, and without further action, each Revolving Loan Lender (other than the Issuer thereof) shall be deemed to have irrevocably purchased, to the extent of its U.S. Revolving Loan Percentage of such Letter of Credit (in the case of any U.S. Letter of Credit) or Canadian Revolving Loan Percentage of such Letter of Credit (in the case of any Canadian Letter of Credit), a participation interest in such Letter of Credit (including the Contingent Liability and any Reimbursement Obligation with respect thereto), and such Revolving Loan Lender shall, to the extent of its U.S. Revolving Loan Percentage of such Letter of Credit (in the case of any U.S. Letter of Credit) or Canadian Revolving Loan Percentage of such Letter of Credit (in the case of any Canadian Letter of Credit), be responsible for reimbursing within one Business Day after receipt of a request therefor, such Issuer for Reimbursement Obligations with respect to such Letter of Credit which have not been reimbursed by the applicable Borrower in accordance with Section 2.6.3. In addition, such Revolving Loan Lender shall be entitled to receive its U.S. Revolving Loan Percentage or Canadian Revolving Loan Percentage, as the case may be, of the Letter of Credit fees payable pursuant to Section 3.3.3 with respect to each such Letter of Credit (other than the issuance fees payable to the Issuer of such Letter of Credit pursuant to the last sentence of Section 3.3.3) and of interest payable pursuant to Section 2.6.2 with respect to any Reimbursement Obligation. To the extent that any Revolving Loan Lender has reimbursed an Issuer of a Letter of Credit for a Disbursement, such Lender shall be entitled to receive its ratable portion of any amounts subsequently received (from the applicable Borrower or otherwise) in respect of such Disbursement.

           SECTION 2.6.2. Disbursements. The applicable Issuer of a Letter of Credit hereunder will notify the Borrower which requested the issuance of such Letter of Credit and the applicable Administrative Agent promptly of the presentment for payment of such Letter of Credit, together with notice of the date (the "Disbursement Date") such payment shall be made (each such payment, a "Disbursement"). Subject to the terms and provisions of such Letter of Credit and this Agreement, such Issuer shall make such payment to the beneficiary (or its designee) of such

Letter of Credit. Not later than 12:00 noon on the first Business Day following the Disbursement Date, such Borrower will reimburse such Administrative Agent, for the account of such Issuer, for all amounts which such Issuer has disbursed under such Letter of Credit in good faith, together with interest thereon at a rate per annum equal to the rate per annum then in effect for Alternate Base Rate Loans in the case of Disbursements relating to Letters of Credit denominated in U.S. Dollars and for Canadian Prime Rate Loans in the case of Disbursements relating to Letters of Credit denominated in Canadian Dollars (with the then Applicable Margin for Revolving Loans accruing on such amount) pursuant to Section 3.2 for the period from the Disbursement Date through the date of such reimbursement.

           SECTION 2.6.3. Reimbursement. The obligation (a "Reimbursement Obligation") of the applicable Borrower under Section 2.6.2 to reimburse an Issuer hereunder with respect to each Disbursement (including interest thereon) under Letters of Credit issued by such Issuer, and, upon the failure of such Borrower to reimburse such Issuer therefor, each Revolving Loan Lender's obligation under Section 2.6.1 to reimburse such Issuer according to its applicable Percentage of the applicable Revolving Loan Commitment Amount, shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which such Borrower or such Revolving Loan Lender, as the case may be, may have or have had against such Issuer or any Lender, including any defense based upon the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in an Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Letter of Credit so long as such Disbursement is made in good faith; provided that after paying in full its Reimbursement Obligation hereunder, nothing herein shall adversely affect the right of such Borrower or such Lender, as the case may be, to commence any proceeding against an Issuer for any wrongful Disbursement made by such Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence, bad faith or willful misconduct on the part of such Issuer.

           SECTION 2.6.4. Deemed Disbursements. Upon the occurrence and during the continuation of any Default under Section 8.1.9 or, upon notification by the U.S. Administrative Agent (acting at the direction of the Required Lenders) to the applicable Borrower of its obligations under this Section, at any time following the occurrence and during the continuation of any other Event of Default, (i) the aggregate Stated Amount of all Letters of Credit shall, without demand upon or notice to either Borrower or any other Person, be deemed to have been paid or disbursed by the applicable Issuers of such Letters of Credit (notwithstanding that such amount may not in fact have been paid or disbursed), and (ii) the applicable Borrower shall be immediately obligated to deposit with
(x) the U.S. Administrative Agent the amount deemed to have been so paid or disbursed by the U.S. Issuers and (y) the Canadian Revolving Administrative Agent the amount deemed to have been so paid or disbursed by the Canadian Issuers. Amounts payable by such Borrower pursuant to this Section shall be deposited in immediately available funds with the applicable Administrative Agent and held as collateral security for the Reimbursement Obligations of such Borrower. When all Defaults giving rise to the deemed disbursements under this Section have been cured or waived the applicable Administrative Agent shall return to the applicable Borrower all amounts received from such Borrower then on deposit with such Administrative Agent pursuant to this Section which have not been applied to the satisfaction of actual Reimbursement Obligations of such Borrower not arising by operation of this Section 2.6.4.

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

           SECTION 2.6.5. Nature of Reimbursement Obligations. Each Obligor and, to the extent set forth in Section 2.6.1, each Revolving Loan Lender shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. No Issuer (except to the extent of its own bad faith, gross negligence or willful misconduct) shall be responsible for:

                      (a) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

                      (b) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or the proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

                      (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

                      (d) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, telecopier, cable, telegraph, telex or otherwise; or

                      (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit.

           SECTION 2.6.6. Deemed Issuance of Existing Letters of Credit. All Letters of Credit outstanding under (and as defined in) the Original Credit Agreement on the Amendment Effective Date shall, for all purposes hereof, be deemed to be U.S. Letters of Credit issued hereunder on the Amendment Effective Date.

           SECTION 2.7. U.S. Register; U.S. Notes.

                      (a) Each U.S. Lender may maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the U.S. Borrower to such U.S. Lender resulting from each U.S. Loan made by such U.S. Lender to the U.S. Borrower, including the amounts of principal and interest payable and paid to such U.S. Lender from time to time hereunder. In the case of a U.S. Lender that does not request, pursuant to clause (c) below, execution and delivery of a U.S. Note or U.S. Notes evidencing the U.S. Loans made by such U.S. Lender to the U.S. Borrower, such account or accounts shall, to the extent not inconsistent with the notations made by the U.S. Administrative Agent in the U.S. Register, be conclusive and binding on the U.S. Borrower absent manifest error; provided that the failure of any U.S. Lender to maintain or correctly maintain such account or accounts shall not limit or otherwise affect any Obligations of the U.S. Borrower or any other Obligor.

                      (b)        The U.S. Borrower hereby designates the U.S.
           Administrative Agent to serve as the U.S. Borrower's agent, solely for the purpose of this clause (b), to maintain a register (the "U.S. Register") in which the U.S. Administrative Agent will record each U.S. Lender's U.S. Commitments, the U.S. Loans made by each U.S. Lender to the U.S.

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

           Borrower and each repayment in respect of the principal amount of the U.S. Loans of each U.S. Lender to the U.S. Borrower and annexed to which the U.S. Administrative Agent shall retain a copy of each Lender Assignment Agreement delivered to the U.S. Administrative Agent pursuant to Section 12.11. Failure to make any recordation, or any error in such recordation, shall not affect the U.S. Borrower's obligation in respect of such Loans. The entries in the U.S. Register shall be conclusive, in the absence of manifest error, and the U.S. Borrower, the U.S. Administrative Agent and the U.S. Lenders shall treat each Person in whose name a U.S. Loan (and as provided in clause (c) the U.S. Note evidencing such U.S. Loan, if any) is registered as the owner thereof for all purposes of this Agreement, notwithstanding notice or any provision herein to the contrary. Subject to the last sentence of Section 12.11(a), a U.S. Lender's Commitment and the U.S. Loans made pursuant thereto may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer in the U.S. Register. Any assignment or transfer of a U.S. Lender's Commitment and/or the U.S. Loans made pursuant thereto shall be registered in the U.S. Register only upon delivery to the U.S. Administrative Agent of a Lender Assignment Agreement duly executed by the assignor and assignee thereof. Subject to the last sentence of Section 12.11(a), no assignment or transfer of a U.S. Lender's Commitment or the Loans made pursuant thereto shall be effective unless such assignment or transfer shall have been recorded in the U.S. Register by the U.S. Administrative Agent as provided in this Section.

                      (c) The U.S. Borrower agrees that, upon the request to the U.S. Administrative Agent by any U.S. Lender, the U.S. Borrower will execute and deliver to such Lender, as applicable, a U.S. Term Note, U.S. Revolving Note and/or U.S. Swing Line Note evidencing the U.S. Loans made by such U.S. Lender to the U.S. Borrower. The U.S. Borrower hereby irrevocably authorizes each U.S. Lender to make (or cause to be made) appropriate notations on the grid attached to such U.S. Lender's U.S. Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal amount of, and the interest rate and Interest Period applicable to the U.S. Loans evidenced thereby. Such notations shall, to the extent not inconsistent with the notations made by the U.S. Administrative Agent in the U.S. Register, be conclusive and binding on the U.S. Borrower absent manifest error; provided that the failure of any U.S. Lender to make any such notations or any error in any such notation shall not limit or otherwise affect any Obligations of any Obligor. The U.S. Loans evidenced by any such U.S. Note and interest thereon shall at all times (including after assignment pursuant to Section 12.11) be represented by one or more U.S. Notes payable to the order of the payee named therein and its registered assigns. Subject to the last sentence of Section 12.11(a), a U.S. Note and the obligation evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Note and the obligation evidenced thereby in the U.S. Register (and each U.S. Note shall expressly so provide). Any assignment or transfer of all or part of an obligation evidenced by a U.S. Note shall be registered in the U.S. Register only upon surrender for registration of assignment or transfer of the U.S. Note evidencing such obligation, accompanied by a Lender Assignment Agreement duly executed by the assignor thereof, and thereupon, if requested by the assignee, one or more new U.S. Notes shall be issued to the designated assignee and the old U.S. Note shall be returned by the U.S. Administrative Agent to the U.S. Borrower marked

           "exchanged". Subject to the last sentence of Section 12.11(a), no assignment of a U.S. Note and the obligation evidenced thereby shall be effective unless it shall have been recorded in the U.S. Register by the U.S. Administrative Agent as provided in this Section.

           SECTION 2.8. Canadian Registers; Canadian Notes.

                      (a) Each Canadian Lender may maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Canadian Borrower to such Canadian Lender resulting from each Canadian Loan made by such Canadian Lender to the Canadian Borrower, including the amounts of principal and interest payable and paid to such Canadian Lender from time to time hereunder. In the case of a Canadian Lender that does not request, pursuant to clause (c) below, execution and delivery of a Canadian Note or Canadian Notes evidencing the Canadian Loans made by such Canadian Lender to the Canadian Borrower, such account or accounts shall, to the extent not inconsistent with the notations made by the applicable Canadian Administrative Agent in the applicable Canadian Register, be conclusive and binding on the Canadian Borrower absent manifest error; provided that the failure of any Canadian Lender to maintain or correctly maintain such account or accounts shall not limit or otherwise affect any Obligations of the Canadian Borrower or any other Obligor.

                      (b) The Canadian Borrower hereby designates the applicable Canadian Administrative Agent to serve as the Canadian Borrower's agent, solely for the purpose of this clause (b), to maintain a register (each, a "Canadian Register") in which such Canadian Administrative Agent will record each Canadian Lender's Commitments, the Canadian Loans made by each applicable Canadian Lender to the Canadian Borrower and each repayment in respect of the principal amount of such Canadian Loans of each such Canadian Lender to the Canadian Borrower and annexed to which such Canadian Administrative Agent shall retain a copy of each Lender Assignment Agreement delivered to such Canadian Administrative Agent pursuant to
           Section 12.11. Failure to make any recordation, or any error in such recordation, shall not affect the Canadian Borrower's obligation in respect of such Canadian Loans. The entries in a Canadian Register shall be conclusive, in the absence of manifest error, and the Canadian Borrower, the applicable Canadian Administrative Agent and the applicable Canadian Lenders shall treat each Person in whose name a Canadian Loan (and as provided in clause (c) the Canadian Note evidencing such Canadian Loan, if any) is registered as the owner thereof for all purposes of this Agreement, notwithstanding notice or any provision herein to the contrary. Subject to the last sentence of
           Section 12.11(a), a Canadian Lender's Canadian Commitment and the Canadian Loans made pursuant thereto may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer in the applicable Canadian Register. Any assignment or transfer of a Canadian Lender's Canadian Commitment and/or the Canadian Loans made pursuant thereto shall be registered in the applicable Canadian Register only upon delivery to the applicable Canadian Administrative Agent of a Lender Assignment Agreement duly executed by the assignor and assignee thereof. Subject to the last sentence of Section 12.11(a), no assignment or transfer of a Canadian Lender's Canadian Commitment or the Canadian Loans made pursuant thereto shall be effective unless such

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           assignment or transfer shall have been recorded in the applicable
           Canadian Register by the applicable Canadian Administrative Agent as provided in this Section.

                      (c) The Canadian Borrower agrees that, upon the request to the applicable Canadian Administrative Agent by any Canadian Lender, the Canadian Borrower will execute and deliver to such Canadian Lender, as applicable, a Canadian Term Note, Canadian Revolving Note and/or Canadian Swing Line Note evidencing the Canadian Loans made by such Canadian Lender. The Canadian Borrower hereby irrevocably authorizes each Canadian Lender to make (or cause to be made) appropriate notations on the grid attached to such Canadian Lender's Canadian Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal amount of, and the interest rate and Interest Period applicable to the Canadian Loans evidenced thereby. Such notations shall, to the extent not inconsistent with the notations made by the applicable Canadian Administrative Agent in the applicable Canadian Register, be conclusive and binding on the Canadian Borrower absent manifest error; provided that the failure of any Canadian Lender to make any such notations or any error in any such notation shall not limit or otherwise affect any Obligations of any Obligor. The Canadian Loans evidenced by any such Canadian Note and interest thereon shall at all times (including after assignment pursuant to Section 12.11) be represented by one or more Canadian Notes payable to the order of the payee named therein and its registered assigns. Subject to the last sentence of Section 12.11(a), a Canadian Note and the obligation evidenced thereby may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer of such Canadian Note and the obligation evidenced thereby in the applicable Canadian Register (and each Canadian Note shall expressly so provide). Any assignment or transfer of all or part of an obligation evidenced by a Canadian Note shall be registered in the applicable Canadian Register only upon surrender for registration of assignment or transfer of the Canadian Note evidencing such obligation, accompanied by a Lender Assignment Agreement duly executed by the assignor thereof, and thereupon, if requested by the assignee, one or more new Canadian Notes shall be issued to the designated assignee and the old Canadian Note shall be returned by the applicable Canadian Administrative Agent to the Canadian Borrower marked "exchanged". Subject to the last sentence of
           Section 12.11(a), no assignment of a Canadian Note and the obligation evidenced thereby shall be effective unless it shall have been recorded in the applicable Canadian Register by the applicable Canadian Administrative Agent as provided in this Section.

           SECTION 2.9. Canadian BAs. Not in limitation of any other provision of this Agreement, but in furtherance thereof, the provisions of this Section
2.9 shall further apply to the acceptance, rolling over and conversion of Canadian BAs.

           SECTION 2.9.1. Funding of Canadian BAs. If the Canadian Administrative Agent receives a Borrowing Request or a Continuation/Conversion Notice from the Canadian Borrower requesting a Borrowing or a rollover of or a conversion into a Canadian Loan by way of Canadian BAs, the Canadian Revolving Administrative Agent shall notify each of the applicable Canadian Lenders, prior to 11:00 a.m., Toronto time, on the second Business Day prior to the date of such Credit Extension, of such request and of each such Canadian Lender's Canadian Revolving Loan Percentage of such Canadian Revolving Loan. Each applicable Canadian

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Lender shall, not later than 11:00 a.m., Toronto time, on the date of each
Canadian Revolving Loan by way of Canadian BAs (whether in respect of the Credit Extension or pursuant to a rollover or conversion), accept drafts of the Canadian Borrower which are presented to it for acceptance and which have an aggregate face amount equal to such Canadian Lender's Canadian Revolving Loan Percentage of the total Credit Extension being made available by way of Canadian BAs on such date. With respect to each drawdown of, rollover of or conversion into Canadian BAs, each such Canadian Lender shall not be required to accept any draft which has a face amount which is not in an integral multiple of Cdn $100,000. Concurrent with the acceptance of drafts of the Canadian Borrower as aforesaid, each applicable Canadian Lender shall make available to the Canadian Revolving Administrative Agent the aggregate Notional BA Proceeds with respect to the Canadian BAs being purchased by such Canadian Lender (net of the aggregate amount required to repay such Canadian Lender's outstanding Canadian BAs that are maturing on such date and/or Canadian Prime Rate Loans of such Canadian Lender that are being converted on such date). The Canadian Revolving Administrative Agent shall, upon fulfillment by the Canadian Borrower of the terms and conditions set forth in Article V, make such amount, if any, received from the applicable Canadian Lenders available to the Canadian Borrower on the date of such Credit Extension by crediting the designated account of the Canadian Borrower. Each Canadian BA to be accepted by any Canadian Lender shall be accepted by such Canadian Lender at its Domestic Office located in Canada.

           SECTION 2.9.2. Execution of Canadian BAs. To facilitate the acceptance of Canadian BAs hereunder, the Canadian Borrower hereby appoints each Canadian Lender as its attorney to sign and endorse on its behalf, as and when considered necessary by the Canadian Lender, an appropriate number of drafts in the form prescribed by that Canadian Lender. Each Canadian Lender may, at its option, execute any draft in handwriting or by the facsimile or mechanical signature of any of its authorized officers, and the Canadian Lenders are hereby authorized to accept or pay, as the case may be, any draft of the Canadian Borrower which purports to bear such a signature notwithstanding that any such individual has ceased to be an authorized officer of the Canadian Lender, in which case any such draft or Canadian BA shall be as valid as if he or she were an authorized officer at the date of issue of the draft or Canadian BA. Any drafts or Canadian BA signed by a Canadian Lender as attorney for the Canadian Borrower, whether signed in handwriting or by the facsimile or mechanical signature of an authorized officer of a Canadian Lender, may be dealt with by the Canadian Revolving Administrative Agent or any Canadian Lender to all intents and purposes and shall bind the Canadian Borrower as if duly signed and issued by the Canadian Borrower. The receipt by the Canadian Revolving Administrative Agent of a request for a Borrowing by way of Canadian BAs shall be each applicable Canadian Lender's sufficient authority to execute, and each applicable Canadian Lender shall, subject to the terms and conditions of this Agreement, execute drafts in accordance with such request and the advice of the Canadian Revolving Administrative Agent given pursuant to this Section 2.9, and the drafts so executed shall thereupon be deemed to have been presented for acceptance.

           SECTION 2.9.3. Special Provisions Relating to Acceptance Notes. (a) The Canadian Borrower and each applicable Canadian Lender hereby acknowledge and agree that from time to time certain Canadian Lenders may not be authorized to or may, as a matter of general corporate policy, elect not to accept Canadian BA drafts, and the Canadian Borrower and each applicable Canadian Lender agrees that any such Canadian Lender may purchase Acceptance Notes of the

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Canadian Borrower in accordance with the provisions of Section 2.9.3(b) in lieu of accepting Canadian BAs for its account.

           (b) In the event that any Canadian Lender described in Section 2.9.3(a) above is unable to, or elects as a matter of general corporate policy not to, accept Canadian BAs hereunder, such Canadian Lender shall not accept Canadian BAs hereunder, but rather, if the Canadian Borrower requests the acceptance of such Canadian BAs, the Canadian Borrower shall deliver to such Canadian Lender non-interest bearing promissory notes (each, an "Acceptance Note") of the Canadian Borrower, substantially in the form of Exhibit A-7 hereto, having the same maturity as the Canadian BAs that would otherwise be accepted by such Canadian Lender and in an aggregate principal amount equal to the undiscounted face amount of such Canadian BAs. Each such Canadian Lender hereby agrees to purchase each Acceptance Note from the Canadian Borrower at a purchase price equal to the Notional BA Proceeds for a Lender which would have been applicable if a Canadian BA draft had been accepted by such Lender and such Acceptance Notes shall be governed by the provisions of this Article II as if they were Canadian BAs.

                                  ARTICLE III
                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

           SECTION 3.1. Repayments and Prepayments; Application. Each Borrower agrees that the Loans shall be repaid and prepaid pursuant to the following terms.

           SECTION 3.1.1. Repayments and Prepayments. Each Borrower shall repay in full the unpaid principal amount of each Loan made to it upon the applicable Stated Maturity Date therefor. Prior thereto, payments and prepayments of Loans shall or may be made as set forth below.

                      (a) From time to time on any Business Day, either Borrower may make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any

                                 (i) Loans (other than Swing Line Loans and Canadian BAs); provided that (A) any such prepayment of the Term Loans of any Tranche shall be made pro rata among Term Loans of such Tranche of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Term Loans (to be applied as set forth in Section 3.1.2) (provided that any such prepayment of Canadian Term Loans may not be made unless an equal principal amount of outstanding U.S. Term Loans are concurrently prepaid), and any such prepayment of Revolving Loans of any Tranche shall be made pro rata among the Revolving Loans of such Tranche of the same type and, if applicable, having the same Interest Period of all Lenders that have made such Revolving Loans (to be applied as set forth in Section 3.1.2); (B) all such voluntary prepayments shall require at least one but no more than five Business Days' prior written notice to the applicable Administrative Agent; and (C) all such voluntary partial prepayments shall be in an aggregate minimum amount of $1,000,000 (or, in the case of Canadian Loans denominated in

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

                      Canadian Dollars, Cdn $1,000,000) and in an integral multiple of $100,000 (or, in the case of Canadian Loans denominated in Canadian Dollars, Cdn $100,000), or in the aggregate principal amount of all Loans of the applicable Tranche and type then outstanding; and

                                 (ii)       Swing Line Loans; provided that

                                            (A)        all such voluntary
                                 prepayments shall require prior telephonic notice to the applicable Swing Line Lender not later than 2:00 p.m. on the day of such prepayment (such notice to be confirmed in writing within 24 hours thereafter); and

                                            (B)        all such voluntary
                                 partial prepayments shall be, in the case of U.S. Swing Line Loans, in an aggregate minimum amount of $500,000 and in an integral multiple of $100,000, and, in the case of Canadian Swing Line Loans, in an aggregate minimum amount of $500,000 and in an integral multiple of $100,000 (or, in the case of Canadian Swing Line Loans denominated in Canadian Dollars, in an aggregate minimum amount of Cdn $500,000 and in an integral multiple of Cdn $100,000).

                      (b) (i) On each date when the sum of (A) the aggregate outstanding principal amount of all U.S. Revolving Loans and U.S. Swing Line Loans and (B) the aggregate amount of all U.S. Letter of Credit Outstandings exceeds the U.S. Revolving Loan Commitment Amount as then in effect, the U.S. Borrower shall make a mandatory prepayment of U.S. Revolving Loans or U.S. Swing Line Loans (or both) to the U.S. Administrative Agent and, if necessary, Cash Collateralize U.S. Letter of Credit Outstandings, in an aggregate amount equal to such excess.

                      (ii) Except as otherwise provided in clause (iii) below, on each date when the sum of (A) the aggregate outstanding principal amount of all Canadian Revolving Loans and Canadian Swing Line Loans and (B) the aggregate amount of all Canadian Letter of Credit Outstandings exceeds the Canadian Revolving Loan Commitment Amount as then in effect, the Canadian Borrower shall make a mandatory prepayment of Canadian Revolving Loans or Canadian Swing Line Loans (or both) to the Canadian Revolving Administrative Agent and, if necessary, Cash Collateralize Canadian Letter of Credit Outstandings, in an aggregate amount equal to such excess.

                      (iii) In the event any outstanding Canadian Revolving Loans, Canadian Swing Line Loans or Canadian Letter of Credit Outstandings are denominated in Canadian Dollars, within one Business Day following the receipt of a notice from the Canadian Revolving Administrative Agent that

                               (A) solely because of a fluctuation in the U.S.
                     Dollar Equivalent thereof, the sum of the aggregate outstanding principal amount of Canadian Revolving Loans and Canadian Swing Line Loans denominated in Canadian Dollars (calculated at the U.S. Dollar Equivalent thereof) and the aggregate amount of all Canadian Letter of Credit Outstandings with respect to any Canadian Letters of

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

                      Credit denominated in Canadian Dollars (calculated at the U.S. Dollar Equivalent thereof)

           exceeds

                               (B) 103% of the amount by which the then existing
                     Canadian Revolving Loan Commitment Amount exceeds the aggregate amount of Canadian Revolving Loans and Canadian Swing Line Loans denominated in U.S. Dollars and Letter of Credit Outstandings denominated in U.S. Dollars, then, the Canadian Borrower shall make a mandatory prepayment of the Canadian Revolving Loans or Canadian Swing Line Loans (or both) to the Canadian Revolving Administrative Agent and, if necessary, Cash Collateralize Canadian Letter of Credit Outstandings, in an aggregate amount equal to such excess.

                      (c) (i) With respect to the U.S. Term Loans, (A) on each Quarterly Payment Date occurring during the period commencing on (and including) December 31, 2003 through and including September 30, 2009, the U.S. Borrower shall make a scheduled repayment of the aggregate outstanding principal amount, if any, of all U.S. Term Loans in an aggregate amount equal to $456,250, and (B) on each Quarterly Payment Date occurring thereafter and on the Stated Maturity Date for U.S. Term Loans, the U.S. Borrower shall make a scheduled repayment of the aggregate outstanding principal amount, if any, of all U.S. Term Loans in an aggregate amount equal to $42,887,500 (in each case as such amounts may have been reduced pursuant to clause (b) of Section 3.1.2).

                      (ii) With respect to the Canadian Term Loans, (A) on each Quarterly Payment Date occurring during the period commencing on (and including) December 31, 2003 through and including September 30, 2009, the Canadian Borrower shall make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Canadian Term Loans in an aggregate amount equal to $18,750, and (B) on each Quarterly Payment Date occurring thereafter and on the Stated Maturity Date for Canadian Term Loans, the Canadian Borrower shall make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Canadian Term Loans in an aggregate amount equal to $1,762,500 (in each case as such amounts may have been reduced pursuant to clause (b) of Section 3.1.2).

                      (d) Following the receipt by Holdings or any of its Subsidiaries of any Net Casualty Proceeds in excess of $1,000,000 (individually or in the aggregate when taken together with all other Net Casualty Proceeds and all Net Disposition Proceeds) over the course of a Fiscal Year, the U.S. Borrower shall deliver to the Administrative Agents a calculation of the amount of such Net Casualty Proceeds and the U.S. Borrower or, if such Net Casualty Proceeds are received by the Canadian Borrower or one of its Subsidiaries, the Canadian Borrower, shall make a mandatory prepayment of the Term Loans under its Facility in an amount equal to 100% of such Net Casualty Proceeds within 30 days of the receipt thereof to be applied as set forth in Section 3.1.2; provided that no mandatory prepayment on account of Net Casualty Proceeds shall be required

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

           under this clause if the U.S. Borrower informs the Administrative Agents in writing no later than 30 days following receipt of such Net Casualty Proceeds of its or such Subsidiary's good faith intention to apply such Net Casualty Proceeds to the rebuilding or replacement of the damaged, destroyed or condemned assets or property and the U.S. Borrower or such Subsidiary in fact uses such Net Casualty Proceeds to rebuild or replace such assets or property within 360 days following the receipt of such Net Casualty Proceeds, with the amount of such Net Casualty Proceeds unused after such 360-day period being applied to the repayment of Term Loans under the applicable Facility pursuant to Section 3.1.2; provided, further, that at any time when any Payment Default or Event of Default shall have occurred and be continuing, all Net Casualty Proceeds (together with Net Disposition Proceeds not applied as provided in clause (e) below) shall be deposited in an account maintained with the U.S. Administrative Agent (or, in the case of all Net Casualty Proceeds (together with Net Disposition Proceeds not applied as provided in clause (e) below) received by the Canadian Borrower or any of its Subsidiaries, the Canadian Revolving Administrative Agent) to pay for such rebuilding, replacement or use whenever no Payment Default or Event of Default is then continuing or except as otherwise agreed to by the applicable Administrative Agent for disbursement at the request of such Borrower or such Subsidiary, as the case may be.

                      (e) Following the receipt by Holdings or any of its Subsidiaries of any Net Disposition Proceeds in excess of $1,000,000 (individually or in the aggregate when taken together with all other Net Disposition Proceeds and all Net Casualty Proceeds) over the course of a Fiscal Year, the U.S. Borrower shall deliver to the Administrative Agents a calculation of the amount of such Net Disposition Proceeds and the U.S. Borrower or, if such Net Disposition Proceeds are received by the Canadian Borrower or any of its Subsidiaries, the Canadian Borrower, shall make a mandatory prepayment of the Term Loans under its Facility in an amount equal to 100% of such Net Disposition Proceeds within one Business Day of the receipt thereof to be applied as set forth in Section 3.1.2; provided that no mandatory prepayment on account of Net Disposition Proceeds shall be required under this clause (e) if the U.S. Borrower informs the Administrative Agents in writing promptly following the receipt of such Net Disposition Proceeds of its or such Subsidiary's good faith intention to reinvest such Net Disposition Proceeds in assets or property that will be used or useful in its business and the U.S. Borrower or such Subsidiary in fact so reinvests such Net Disposition Proceeds within 360 days following the receipt of such Net Disposition Proceeds, with the amount of such Net Disposition Proceeds not so reinvested after such 360-day period being applied to the repayment of Term Loans under the applicable Facility pursuant to
           Section 3.1.2; provided further that at any time when any Payment Default or Event of Default shall have occurred and be continuing, all Net Disposition Proceeds (together with Net Casualty Proceeds not applied as provided in clause (d) above) shall be deposited in an account maintained with the U.S. Administrative Agent (or, in the case of all Net Disposition Proceeds (together with Net Casualty Proceeds not applied as provided in clause (d) above) received by the Canadian Borrower or any of its Subsidiaries, the Canadian Revolving Administrative Agent) to be so used whenever no Payment Default or Event of Default is then continuing or except as otherwise agreed to by the applicable Administrative Agent for disbursement at the request of such Borrower or such Subsidiary, as the case may be.

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                      (f)        No later than five Business Days following the
           delivery of its annual audited financial reports required pursuant to clause (b) of Section 7.1.1, the U.S. Borrower shall deliver to the Agents a calculation of the Excess Cash Flow for the Fiscal Year then last ended and the applicable Borrower shall make a mandatory prepayment of (i) first, the U.S. Term Loans and (ii) second, following the repayment or prepayment of all U.S. Term Loans, the Canadian Term Loans, in an amount equal to the applicable ECF Percentage of Excess Cash Flow (if any) for such Fiscal Year, to be applied as set forth in Section 3.1.2.

                      (g) Concurrently with the receipt by Holdings, either Borrower or any Subsidiary of any Net Debt Proceeds, the U.S. Borrower shall deliver to the Administrative Agents a calculation of the amount of such Net Debt Proceeds and the U.S. Borrower or, if such Net Debt Proceeds are received by the Canadian Borrower or any of its Subsidiaries, the Canadian Borrower, shall make a mandatory prepayment of the Term Loans under its Facility in an amount equal to 100% of such Net Debt Proceeds to be applied as set forth in Section 3.1.2.

                      (h) Concurrently with the receipt by Holdings of any Net Equity Proceeds, Holdings shall deliver to the Administrative Agents a calculation of the amount of such Net Equity Proceeds and the applicable Borrower shall make a mandatory prepayment of (i) first, the U.S. Term Loans and (ii) second, following the repayment or prepayment of all U.S. Term Loans, the Canadian Term Loans, in an amount equal to 50% of such Net Equity Proceeds to be applied as set forth in Section 3.1.2; provided that no such mandatory prepayment with respect to any such Net Equity Proceeds shall be required if the Leverage Ratio was less than 2.00:1 as of the last day of the most recent Fiscal Quarter for which a Compliance Certificate was delivered pursuant to clause (e) of Section 7.1.1.

                      (i) Immediately upon any acceleration of any Loans pursuant to Section 8.2 or Section 8.3, the applicable Borrower shall repay all the Loans made to it, unless, pursuant to Section 8.3, only a portion of all the Loans is so accelerated (in which case the portion so accelerated shall be so repaid).

                      (j) The Canadian Borrower and the Canadian Lenders acknowledge that the occurrence of the circumstances giving rise to a requirement for payment by the Canadian Borrower under clauses (d),
           (e) and (g) constitute "events of failure" within the meaning of section 212 (1)(b)(vii) of the Income Tax Act (Canada). Notwithstanding the mandatory prepayments contemplated in clauses (f) and (h), and after taking into consideration all amounts required to be paid by the Canadian Borrower under clause (c)(ii) as in effect on the Amendment Effective Date, the aggregate amount of all mandatory prepayments by the Canadian Borrower with respect to the Canadian Term Loans within the first five years following the date of the making of such Canadian Term Loans shall not exceed 25% of the initial aggregate principal amount of the Canadian Term Loans, except for payments required as a result of an acceleration of the Obligations of the Canadian Borrower pursuant to Section 8.2 or 8.3. For greater certainty and notwithstanding any other provision of this Agreement, the failure of the

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

           Canadian Borrower to make any prepayment contemplated in clauses (f) and (h) solely as a consequence of the immediately preceding sentence shall not constitute a Default.

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.4.

           SECTION 3.1.2. Application. Amounts prepaid pursuant to Section 3.1.1 shall be applied as set forth in this Section.

                      (a) Subject to clause (b) below, each prepayment or repayment of the principal of the Loans of any Tranche shall be applied, to the extent of such prepayment or repayment, first, to the principal amount thereof being maintained as Base Rate Loans, and second, subject to the terms of Section 4.4, to the principal amount thereof being maintained as Fixed Rate Loans.

                      (b) Each prepayment of Term Loans made pursuant to clauses (a), (d), (e), (f), (g) and (h) of Section 3.1.1 shall be applied (i) first, to a mandatory prepayment of the outstanding principal amount of all applicable Term Loans (with the amount of such prepayment of such applicable Term Loans being applied to the remaining scheduled amortization payments of such applicable Term Loans, pro rata against such remaining applicable Term Loan amortization payments, unless the applicable Borrower notifies the applicable Administrative Agent, in writing, at the time of such mandatory prepayment, of its election to apply such amounts (in which event such amounts will be applied) in direct order of such scheduled amortization payments), and (ii) second, once all applicable Term Loans have been repaid in full, to the repayment of any outstanding Revolving Loans under the applicable Facility of the respective Borrower (with no corresponding reduction to the applicable Revolving Loan Commitment Amount).

           SECTION 3.2. Interest Provisions. Interest on the outstanding principal amount of Loans (other than interest payable with respect to Canadian
BAs) shall accrue and be payable by the Borrowers in accordance with the terms set forth below.

           SECTION 3.2.1. Rates. Subject to Section 2.3.2, pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, each Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum (i) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate (if such Loan is a U.S. Loan or a Canadian Loan denominated in U.S. Dollars) or Canadian Prime Rate (if such Loan is a Canadian Loan denominated in Canadian Dollars) from time to time in effect plus the Applicable Margin; provided that Swing Line Loans shall always accrue interest at the then effective interest rate for Revolving Loans maintained as Base Rate Loans under the respective Facility plus the Applicable Margin, and (ii) on that portion maintained as a Eurodollar Loan, during each Interest Period applicable thereto, equal to the sum of the Eurodollar Rate for such Interest Period plus the Applicable Margin. All Eurodollar Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such Eurodollar Loan.

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

           SECTION 3.2.2. Post-Maturity Rates. After the date any principal amount of any Loan or Reimbursement Obligation is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of either Borrower under a particular Tranche shall have become due and payable, such Borrower shall pay interest (after as well as before judgment) on such delinquent amounts at a rate per annum equal to 2% plus the higher of (i) the Base Rate applicable to such Tranche from time to time in effect plus the Applicable Margin for such Base Rate Loans and (ii) the rate otherwise applicable to such Loan or other monetary Obligation.

           SECTION 3.2.3. Payment Dates. Interest accrued on each Loan shall be payable, without duplication:

                      (a)        on the Stated Maturity Date therefor;

                      (b) on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan on the principal amount so paid or prepaid;

                      (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the Amendment Effective Date;

                      (d) with respect to Eurodollar Loans, on the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, on the date occurring on each three-month interval occurring after the first day of such Interest Period);

                      (e) with respect to any Base Rate Loans converted into Fixed Rate Loans or on a day when interest would not otherwise have been payable pursuant to clause (c), on the date of such conversion; and

                      (f) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or
           Section 8.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

           SECTION 3.2.4. Interest Act Provision.

                     (a) For the purposes of the Interest Act (Canada), whenever interest payable pursuant to this Agreement is calculated with respect to any monetary Obligation relating to the Canadian Facility on the basis of a period other than a calendar year (the "Calculation Period"), each rate of interest determined pursuant to such calculation expressed as an annual rate is equivalent to such rate as so determined, multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by the number of days in the Calculation Period.

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                     (b) The principle of deemed reinvestment of interest with
           respect to any monetary Obligation relating to the Canadian Facility shall not apply to any interest calculation under this Agreement.

                     (c) The rates of interest with respect to any monetary Obligation relating to the Canadian Facility stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.

           SECTION 3.3. Fees. The respective Borrower agrees to pay the fees set forth below. Except as otherwise provided in the Engagement Letter, all such fees shall be non-refundable.

           SECTION 3.3.1. Commitment Fee. Each of the U.S. Borrower and the Canadian Borrower, as applicable, agrees to pay to the U.S. Administrative Agent with respect to the U.S. Facility and the Canadian Revolving Administrative Agent with respect to the Canadian Facility, for the account of each Revolving Loan Lender under such Facility, for the period (including any portion thereof when such Lenders' Revolving Loan Commitment under such Facility is suspended by reason of such Borrower's inability to satisfy any condition of Section 5.2) commencing on the Amendment Effective Date and continuing through the applicable Revolving Loan Commitment Termination Date, a commitment fee in an amount equal to the Applicable Commitment Fee, in each case on such Lender's Revolving Loan Percentage under such Facility of the sum of the average daily unused portion of the applicable Revolving Loan Commitment Amount (net of Letter of Credit Outstandings); provided, however, that the acceptance of Canadian BAs shall constitute usage of the Canadian Revolving Loan Commitment with respect to the calculation of such commitment fee. All commitment fees payable pursuant to this Section shall be payable by the applicable Borrower in arrears on each Quarterly Payment Date, commencing with the first Quarterly Payment Date following the Amendment Effective Date and on the applicable Revolving Loan Commitment Termination Date. Payments by the applicable Borrower to the applicable Swing Line Lender in respect of accrued interest on any U.S. Swing Line Loan or Canadian Swing Line Loan shall be net of the commitment fee payable in respect of such Swing Line Lender's applicable Revolving Loan Commitment (or, in the case such Revolving Loan Commitment exceeds the aggregate principal amount of such Swing Line Loans, the portion of such Revolving Loan Commitment equal to such aggregate principal amount) for the period during which such Swing Line Loans were outstanding.

           SECTION 3.3.2. Agents' Fee. Each Borrower agrees to pay the fees in the amounts and on the dates set forth in the Agents' Fee Letter, the Canadian Revolving Agent's Fee Letter and the Engagement Letter.

           SECTION 3.3.3. Letter of Credit Fees. Each Borrower, as applicable, agrees to pay to the U.S. Administrative Agent with respect to the U.S. Facility and the Canadian Revolving Administrative Agent with respect to the Canadian Facility, for the pro rata account of each Revolving Loan Lender that has a Percentage greater than zero in respect of the applicable Revolving Loan Commitment Amount under such Facility, a Letter of Credit fee in an amount per annum equal to the then effective Applicable Margin for Revolving Loans maintained as Eurodollar Loans, multiplied by the Stated Amount of each such Letter of Credit, such fees being payable quarterly in arrears on each Quarterly Payment Date following the date of issuance of each Letter of Credit applicable to such Revolving Loan Commitment Amount and on the

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

applicable Revolving Loan Commitment Termination Date. Each Borrower further agrees to pay to the applicable Issuer under such Facility (subject to the proviso to this sentence) quarterly in arrears on each Quarterly Payment Date following the date of each issuance and extension of each Letter of Credit issued or extended by such Issuer and on the applicable Revolving Loan Commitment Termination Date, a facing fee in an amount equal to 1/8 of 1% per annum on the Stated Amount of such Letter of Credit; provided that, if on the date any Letter of Credit is issued and on each anniversary thereof the facing fee which would accrue with respect to such Letter of Credit over the succeeding 365 days (assuming such Letter of Credit would remain undrawn until its Stated Expiry Date) would be less than $500 (or Cdn $500 with respect to any Canadian Letters of Credit denominated in Canadian Dollars), such Borrower shall pay such Issuer a facing fee of $500 (or Cdn $500 with respect to any Canadian Letters of Credit denominated in Canadian Dollars) with respect to such Letter of Credit in advance on the date of such issuance or anniversary. In addition to the fees described in the preceding two sentences of this Section 3.3.3, each Borrower agrees to pay to each Issuer under its respective Facility its customary processing fees for issuing, modifying and making payment under each Letter of Credit issued by such Issuer to such Borrower.

                                   ARTICLE IV
              CERTAIN EURODOLLAR, CANADIAN BA AND OTHER PROVISIONS

           SECTION 4.1. Eurodollar Lending Unlawful. If any Lender shall in good faith determine (which determination shall, upon notice thereof to the applicable Borrower and the applicable Administrative Agent, be conclusive and binding on such Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any Governmental Authority asserts that it is unlawful, for such Lender to make or continue any Loan as, or to convert any Loan into, a Eurodollar Loan, the obligations of such Lender to make, continue or convert any such Eurodollar Loan shall, upon such determination, forthwith be suspended until such Lender shall notify the applicable Administrative Agent that the circumstances causing such suspension no longer exist, and all outstanding Eurodollar Loans payable to such Lender shall automatically convert into Base Rate Loans under the applicable Facility at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

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

           SECTION 4.2. Deposits Unavailable; Circumstances making Canadian BAs Unavailable. (a) If the applicable Administrative Agent shall have determined in good faith that (i) deposits in the relevant Currency and amount and for the relevant Interest Period are not available to it in the interbank eurodollar market or (ii) by reason of circumstances affecting the interbank eurodollar market, adequate means do not exist for ascertaining the interest rate applicable hereunder to Eurodollar Loans then, upon notice from the applicable Administrative Agent to the applicable Borrower and the applicable Lenders, the obligations of all such Lenders under Section 2.3 and Section 2.4 to make or continue any Loans as, or to convert any Loans into, Eurodollar Loans of such Currency shall forthwith be suspended until the applicable Administrative Agent shall notify the applicable Borrower and the applicable Lenders that the circumstances causing such suspension no longer exist.

           (b) If the Canadian Revolving Administrative Agent shall have determined in good faith that by reason of circumstances affecting the Canadian money market, there is no market for Canadian BAs, then the right of the Canadian Borrower to request the acceptance of Canadian BAs and the acceptance thereof shall be suspended until the Canadian Revolving Administrative Agent determines that the circumstances causing such suspension no longer exist and the Canadian Revolving Administrative Agent so notifies the Canadian Borrower.

           SECTION 4.3. Increased Loan Costs, etc. (a) The U.S. Borrower agrees to reimburse each U.S. Lender for any increase in the cost to such U.S. Lender of, or any reduction in the amount of any sum receivable by such U.S. Lender in respect of, such U.S. Lender's Commitments hereunder in respect of Eurodollar Loans made to it (including the making, continuing or maintaining (or of such U.S. Lender's obligation to make or continue) any Eurodollar Loans) that arise in connection with any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in after the Original Closing Date (or, with respect to any U.S. Lender that became a U.S. Lender on or subsequent to the Amendment Effective Date, after the Amendment Effective Date) of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority, except for such changes with respect to increased capital costs and Taxes which are governed by Sections 4.5 and 4.6, respectively. Each affected U.S. Lender shall promptly notify the U.S. Administrative Agent and the U.S. Borrower in writing of the occurrence of any such event, stating, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such U.S. Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the U.S. Borrower directly to such U.S. Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the U.S. Borrower.

           (b) The Canadian Borrower agrees to reimburse each Canadian Lender for any increase in the cost to such Canadian Lender of, or any reduction in the amount of any sum receivable by such Canadian Lender in respect of, such Canadian Lender's Commitments hereunder in respect of Fixed Rate Loans made to it (including the making, continuing or maintaining (or of such Canadian Lender's obligation to make or continue) any Canadian Loans as Fixed Rate Loans) that arise in connection with any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in after the Amendment Effective Date of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority, except for such changes with respect to increased capital costs and

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

Taxes which are governed by Sections 4.5 and 4.6, respectively. Each affected Canadian Lender shall promptly notify the applicable Canadian Administrative Agent and the Canadian Borrower in writing of the occurrence of any such event, stating, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Canadian Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Canadian Borrower directly to such Canadian Lender within five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Canadian Borrower.

           SECTION 4.4. Funding Losses. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make or continue any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a Fixed Rate Loan (but excluding any loss of margin after the date of the relevant conversion, repayment, prepayment or failure to borrow, continue or convert) as a result of

                      (a) any conversion or repayment or prepayment of the principal amount of any Fixed Rate Loan on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Article III or otherwise;

                      (b) any Loans not being made as Fixed Rate Loans, in each case in accordance with the Borrowing Request therefor; or

                      (c) any Loans not being continued as, or converted into, Fixed Rate Loans in accordance with the Continuation/Conversion Notice therefor;

then, upon the written notice of such Lender to the applicable Borrower (with a copy to the applicable Administrative Agent), such Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice shall, in the absence of manifest error, be conclusive and binding on such Borrower.

           SECTION 4.5. Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any Governmental Authority after the Original Closing Date (or, with respect to any Lender that became a Lender on or subsequent to the Amendment Effective Date, after the Amendment Effective Date) affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its good faith discretion) that the rate of return on its or such controlling Person's capital as a consequence of the Commitments or the Credit Extensions made, or the Letters of Credit participated in, by such Lender is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then upon notice from time to time by such Lender to the applicable Borrower, such Borrower shall within five days following receipt of such notice pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts and setting forth in reasonable detail the calculation thereof shall, in the absence of manifest error, be conclusive and binding on such

Borrower. In determining such amount, such Lender may use any reasonable method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable; provided that such Lender may not impose materially greater costs on the Borrowers than on any similarly situated borrower by virtue of any such averaging or attribution method.

           SECTION 4.6. Taxes. Each Borrower covenants and agrees as follows with respect to Taxes.

                      (a) Any and all payments by each Borrower under each Loan Document shall be made without setoff, counterclaim or other defense, and free and clear of, and without deduction or withholding for or on account of, any Taxes, except as specifically provided in this Agreement. In the event that any Taxes are required by any law or Governmental Authority to be deducted or withheld from any payment required to be made by a Borrower to or on behalf of the Administrative Agents or any Lender under any Loan Document, then:

                                 (i) subject to clauses (g) and (h), if such
                      Taxes are Non-Excluded Taxes, the amount of such payment shall be increased as may be necessary such that such payment is made, after withholding or deduction for or on account of such Non-Excluded Taxes, in an amount that is not less than the amount provided for in such Loan Document; and

                                 (ii) such Borrower shall withhold the full
                      amount of such Taxes from such payment (as increased pursuant to clause (a)(i)) and shall pay such amount to the Governmental Authority imposing such Taxes in accordance with applicable law.

                      (b) In addition, each Borrower shall pay any and all Other Taxes to the relevant Governmental Authority imposing such Other Taxes in accordance with applicable law.

                      (c) As promptly as practicable after the payment of any Taxes or Other Taxes, and in any event within 45 days of any such payment being due, the applicable Borrower shall furnish to the applicable Administrative Agent a copy of an official receipt (or a certified copy thereof (or, if such copy or copy thereof is not available from the relevant taxing authority within 45 days of such payment being due, within 5 days of the day on which such copy or copy thereof is first available from the relevant taxing authority)), evidencing the payment of such Taxes or Other Taxes. The applicable Administrative Agent shall make copies thereof available to the applicable Lenders upon request therefor.

                      (d) Subject to clauses (g) and (h), each Borrower shall indemnify each applicable Agent and each applicable Lender for any Non-Excluded Taxes and Other Taxes levied, imposed or assessed on (and whether or not paid directly by) such Agent or Lender (whether or not such Non-Excluded Taxes or Other Taxes are correctly or legally asserted by the relevant Governmental Authority). Promptly upon having knowledge that any such Non-Excluded Taxes or Other Taxes have been levied, imposed or assessed,

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

           and promptly upon notice thereof by any Agent or Lender, the applicable Borrower shall pay such Non-Excluded Taxes or Other Taxes directly to the relevant Governmental Authority (provided that no Agent or Lender shall be under any obligation to provide any such notice to such Borrower). In addition, each Borrower shall indemnify each applicable Agent and each applicable Lender for any incremental Taxes that may become payable by such Agent or Lender as a result of any failure of the applicable Borrower to pay any Taxes when due to the appropriate Governmental Authority (except to the extent such incremental Taxes result solely from the failure of such applicable Agent or applicable Lender to give notice to the applicable Borrower of Taxes subject to indemnity under this clause (d) and such Borrower did not otherwise have knowledge of such Taxes) or to deliver to the applicable Administrative Agent, pursuant to clause (c), documentation evidencing the payment of Taxes or Other Taxes. With respect to indemnification for Non-Excluded Taxes and Other Taxes actually paid by any Agent or Lender or the indemnification provided in the immediately preceding sentence, such indemnification shall be made within 30 days after the date such Agent or Lender makes written demand therefor. Each Borrower acknowledges that any payment made by it to any Agent or Lender or to any Governmental Authority in respect of the indemnification obligations of the Borrowers provided in this clause shall constitute a payment in respect of which the provisions of clause (a) and this clause shall apply.

                      (e)        Each Non-U.S. Lender that has a U.S.
           Commitment, on or prior to the date on which such Non-U.S. Lender becomes a Lender hereunder, shall deliver to the U.S. Borrower and the U.S. Administrative Agent either

                                 (i) two materially accurate and duly completed
                      copies of either (A) Internal Revenue Service Form W-8BEN claiming benefits of an income tax treaty (or an applicable successor form) or (B) Internal Revenue Service Form W-8ECI (or an applicable successor form); or

                                 (ii) in the case of a Non-U.S. Lender that is
                      not legally entitled to deliver either form listed in clause (e)(i), (x) a certificate of a duly authorized officer of such Non-U.S. Lender to the effect that such Person is not (A) a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (B) a "10 percent shareholder" of the U.S. Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code (such certificate, an "Exemption Certificate"), (y) two materially accurate and duly completed copies of Internal Revenue Service Form W-8BEN (or applicable successor form) and (z) such forms that establish a complete exemption from United States withholding tax with respect to any payment hereunder other than principal and interest.

           In addition, each Non-U.S. Lender that has a U.S. Commitment agrees that from time to time after the Amendment Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the U.S. Borrower or the U.S. Administrative Agent two

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

           materially accurate and duly completed original signed replacement copies of, as applicable, such form or forms and an Exemption Certificate, or it shall immediately notify the U.S. Borrower and the U.S. Administrative Agent of its inability to deliver any such form or Exemption Certificate.

                      (f) So long as no Event of Default shall have occurred and be continuing for more than 30 days, each Canadian Revolving Loan Lender, Canadian Swing Line Lender, Canadian Issuer or successor Canadian Revolving Administrative Agent shall be deemed to represent that, as of the date it becomes a Canadian Revolving Loan Lender, Canadian Swing Line Lender, Canadian Issuer or successor Canadian Revolving Administrative Agent, as the case may be, no Canadian withholding taxes will be required to be withheld by the Canadian Revolving Administrative Agent or the Canadian Borrower with respect to any payments to be made to such Person in respect of this Agreement, except to the extent that withholding was required in respect of payments made to any assignor from whom such Lender acquired its Commitments and/or Loans as a result of a change in applicable law, rules, regulations or orders after the assignor became a Lender or as a result of the assignor becoming a Lender while an Event of Default had occurred and been continuing for more than 30 days.

                      (g) The U.S. Borrower shall not be obligated to gross up any payments to any Agent or any Lender pursuant to clause
           (a)(i), or to indemnify any Agent or any Lender pursuant to clause
           (d), in respect of United States federal withholding taxes to the extent imposed as a result of (i) the failure of any Agent or Lender to deliver to the U.S. Borrower the form or forms and/or an Exemption Certificate, as applicable to such Agent or Lender, pursuant to clause (e), (ii) such form or forms and/or Exemption Certificate not establishing a complete exemption from United States federal withholding tax or the information or certifications made therein by such Agent or such Lender being untrue or inaccurate on the date delivered in any material respect, or (iii) the Lender designating a successor lending office at which it maintains its Loans which has the effect of causing such Agent or Lender to become obligated for tax payments in excess of those in effect immediately prior to such designation; provided that the U.S. Borrower shall be obligated to gross up any payments, excluding payments other than principal and interest made to a Non-U.S. Lender providing forms under clause
           (e)(ii), to any such Agent or Lender pursuant to clause (a)(i), and to indemnify any such Agent or Lender pursuant to clause (d), in respect of United States federal withholding taxes if (i) any such failure to deliver a form or forms or an Exemption Certificate or the failure of such form or forms or Exemption Certificate to establish a complete exemption from United States federal withholding tax or inaccuracy or untruth contained therein resulted from a change in any applicable statute, treaty, regulation or other applicable law or any case law, revenue ruling or notice or pronouncement by a Governmental Authority interpreting any of the foregoing occurring after the Original Closing Date (or, in the case of a Person that was not a Lender prior to the Amendment Effective Date, the Amendment Effective
           Date), which change rendered such Agent or Lender no longer legally entitled to deliver such form or forms or Exemption Certificate or otherwise ineligible for a complete exemption from United States federal withholding tax, or rendered the information or certifications made in such form or forms or Exemption Certificate untrue or inaccurate in a material respect or (ii) the obligation to gross up payments pursuant to clause (a)(i) or to

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           indemnify pursuant to clause (d) is with respect to an Assignee
           Lender that becomes, at the request of the U.S. Borrower, an Assignee Lender as a result of an assignment made at the request of the U.S. Borrower.

                      (h) The Canadian Borrower shall not be obligated to gross up any payments to any Agent or any Lender pursuant to clause
           (a)(i), or to indemnify any Agent or any Lender pursuant to clause
           (d), in respect of Canadian withholding taxes to the extent imposed as a result of the representation made in clause (f) being untrue or inaccurate. If any representation deemed to be made pursuant to clause (f) is incorrect when deemed to be made, the Person deemed to have made the representation shall indemnify and hold harmless the Canadian Borrower and each Canadian Administrative Agent from and against any taxes, penalties, interest or other costs or losses (including reasonable attorneys' fees and expenses) incurred or payable by the Canadian Borrower or such Administrative Agent as a result of the failure of the Canadian Borrower or such Administrative Agent to comply with its obligations to deduct or withhold any Canadian withholding taxes from any payments made pursuant to this Agreement to such person, if the withholding would not have been required had the representation been correct when deemed to be made.

                      (i) If any Administrative Agent or any Lender receives a refund in respect of Taxes as to which it has been grossed up by a Borrower pursuant to clause (a)(i) or indemnified by a Borrower pursuant to clause (d) and such Administrative Agent or such Lender, as applicable, determines in its sole, good faith judgment that such refund is attributable to such gross up or indemnification, then such Lender or such Administrative Agent, as the case may be, shall pay such amount to such Borrower as such Lender or such Administrative Agent determines to be the proportion of the refund as will leave it, after such payment, in no better or worse financial position with respect to Tax liabilities and related expenses than it would have been in the absence of such payment. Neither the Lenders nor the Administrative Agents shall be obligated to disclose information regarding its tax affairs or computations to such Borrower in connection with this clause (i) or any other provision of this Section 4.6.

           SECTION 4.7. Payments, Computations, etc. Unless otherwise expressly provided in a Loan Document, all payments by the Borrowers pursuant to each Loan Document shall be made by the applicable Borrower to the applicable Administrative Agent for the pro rata account of the Administrative Agent and the Lenders entitled to receive such payment. All payments shall be made in U.S. Dollars, except that all payments regarding Canadian Loans or Canadian Letters of Credit denominated in Canadian Dollars (other than commitment fees payable by the Canadian Borrower, which payments shall be made in U.S. Dollars), shall be made in Canadian Dollars, without setoff, deduction or counterclaim (except in an event contemplated by Section 4.6(h)) not later than 12:00 noon on the date due in same day or immediately available funds to such account as the applicable Administrative Agent shall specify from time to time by notice to the applicable Borrower. Funds received after that time shall be deemed to have been received by the applicable Administrative Agent on the next succeeding Business Day. The applicable Administrative Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by such Administrative Agent for the account of such Lender. All interest (including interest on Eurodollar Loans) and fees shall be computed on the basis of the

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actual number of days (including the first day but excluding the last day)
occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days). Payments due on a day other than a Business Day shall (except as otherwise required by clause (iii) of the definition of the term "Interest Period") be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees in connection with that payment.

           SECTION 4.8. Sharing of Payments. If any Secured Party shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Credit Extension or Reimbursement Obligation (other than pursuant to the terms of Sections 4.3, 4.4, 4.5 or 4.6) in excess of its pro rata share of payments obtained by all Secured Parties entitled thereto, such Secured Party shall purchase from the other Secured Parties such participations in Credit Extensions made by them as shall be necessary to cause such purchasing Secured Party to share the excess payment or other recovery ratably (to the extent such other Secured Parties were entitled to receive a portion of such payment or recovery) with each of them; provided that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Secured Party, the purchase shall be rescinded and each Secured Party which has sold a participation to the purchasing Secured Party shall repay to the purchasing Secured Party the purchase price to the ratable extent of such recovery together with an amount equal to such selling Secured Party's ratable share (according to the proportion of (a) the amount of such selling Secured Party's required repayment to the purchasing Secured Party to (b) total amount so recovered from the purchasing Secured Party) of any interest or other amount paid or payable by the purchasing Secured Party in respect of the total amount so recovered. Each Borrower agrees that any Secured Party purchasing a participation from another Secured Party pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Secured Party were the direct creditor of such Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law any Secured Party receives a secured claim in lieu of a setoff to which this Section applies, such Secured Party shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Secured Parties entitled under this Section to share in the benefits of any recovery on such secured claim.

           SECTION 4.9. Setoff. Each Agent and each Lender shall, upon the occurrence and during the continuance of any Event of Default described in clauses (a) through (d) of Section 8.1.9 or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) each Borrower hereby grants to each Agent and each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Borrower then or thereafter maintained with each Agent and each Lender; provided that any such appropriation and application shall be subject to the provisions of Section 4.8. Each Agent and each Lender agrees promptly to notify the applicable Borrower and the applicable Administrative Agent after any such setoff and application made by each Agent and each Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Agent and each Lender under this Section are in addition to other rights and remedies (including

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other rights of setoff under applicable law or otherwise) which such Agent and such Lender may have.

           SECTION 4.10. Replacement of Lenders. If any Lender (an "Affected Lender") (x) makes a demand upon a Borrower for (or if a Borrower is otherwise required to pay) amounts pursuant to Section 4.3, 4.5 or 4.6 (and the payment of such amounts are more onerous in the reasonable judgment of such Borrower than with respect to the other Lenders), or gives notice pursuant to Section 4.1 requiring a conversion of such Affected Lender's Fixed Rate Loans to Base Rate Loans or suspending such Lender's obligation to make Loans as, or to convert Loans into, Fixed Rate Loans, or (y) is then subject to a Lender Default, such Borrower may, within 30 days of receipt by such Borrower of such demand or notice or of such Lender Default, as the case may be, give notice (a "Replacement Notice") in writing to the Agents and such Affected Lender of its intention to replace such Affected Lender with a financial institution or other Person (a "Replacement Lender") designated in such Replacement Notice; provided that no Replacement Notice may be given by such Borrower and no such replacement may occur if (i) such replacement conflicts or would conflict with any applicable law or regulation, (ii) unless the Agents otherwise consent, any Event of Default shall have occurred and be continuing at the time of the giving of such notice or the time of such replacement or (iii) prior to the giving of such notice or the time of any such replacement, such Lender, in such Borrower's reasonable judgment, shall have taken any necessary action under Section 4.3,
4.5 or 4.6 (if applicable) so as to eliminate the continued need for payment of amounts owing pursuant to Section 4.3, 4.5 or 4.6 or shall have cured the failure or other event that resulted in any relevant Lender Default. If the applicable Administrative Agent shall, in the exercise of its reasonable discretion and within five Business Days of its receipt of such Replacement Notice, notify the applicable Borrower and such Affected Lender in writing that the Replacement Lender is satisfactory to such Administrative Agent (such consent not being required where the Replacement Lender is already a Lender), then such Affected Lender shall, subject to the payment of any amounts due to the Affected Lender pursuant to Section 4.4, assign, in accordance with Section 12.11, all of its Commitments, Loans, Notes (if any) and other rights and obligations under this Agreement and all other Loan Documents (including Reimbursement Obligations, if applicable, under the affected Facility or Facilities) to such Replacement Lender; provided that (i) such assignment shall be without recourse, representation or warranty and shall be on terms and conditions reasonably satisfactory to such Affected Lender and such Replacement Lender, (ii) the purchase price paid by such Replacement Lender shall be in the amount of such Affected Lender's Loans and its applicable Percentage of outstanding Reimbursement Obligations, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (including the amounts demanded and unreimbursed under Sections 4.3, 4.5 and 4.6), owing to such Affected Lender hereunder and (iii) such Borrower shall pay to the Affected Lender and such Administrative Agent to the extent so requested all reasonable out-of-pocket expenses incurred by the Affected Lender and the Agents in connection with such assignment and assumption (including the processing fees described in Section 12.11). Upon the closing date of an assignment described above, the Replacement Lender shall become a "Lender" for all purposes under this Agreement and the other Loan Documents.

           SECTION 4.11. Change of Lending Office. Each Lender agrees that if it makes any demand for payment under Sections 4.3, 4.4, 4.5 or 4.6, or if any introduction or change of the type described in Section 4.1 shall occur with respect to it, it will use reasonable efforts

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(consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office if the making of such a designation would reduce or obviate the need for a Borrower to make payments under Section 4.3, 4.4, 4.5 or 4.6, or would eliminate or reduce the effect of any introduction or change described in Section 4.1.

                                   ARTICLE V
                         CONDITIONS TO CREDIT EXTENSIONS

           SECTION 5.1. [INTENTIONALLY OMITTED].

           SECTION 5.2. All Credit Extensions. The obligation of each Lender and each Issuer to make any Credit Extension (including the initial Credit Extension) shall be subject to the satisfaction of each of the conditions precedent set forth below.

           SECTION 5.2.1. Compliance with Warranties, No Default, etc. At the time of each Credit Extension and after giving effect thereto (i) the representations and warranties set forth in each Loan Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate to a specified earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) no Default shall have then occurred and be continuing.

           SECTION 5.2.2. Credit Extension Request, etc. Subject to Section 2.3.2, the applicable Administrative Agent shall have received a Borrowing Request if Loans are being requested, or an Issuance Request if a Letter of Credit is being requested or extended. Each of the delivery of a Borrowing Request or Issuance Request and the acceptance by a Borrower of the proceeds of such Credit Extension shall constitute a representation and warranty by such Borrower that on the date of such Credit Extension (both immediately before and after giving effect to such Credit Extension and the application of the proceeds thereof) the statements made in Section 5.2.1, are true and correct in all material respects.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

           In order to induce the Agents and the Lenders to enter into this Agreement and to make Credit Extensions hereunder, each of Holdings and each Borrower makes (as to itself and its Subsidiaries) the following representations, warranties and agreements as of the Amendment Effective Date (both before and after giving effect to the Credit Extensions occurring on such date and after giving effect to the Gentek Acquisition and all references to the Agents and the Lenders herein and elsewhere in this Agreement, shall, unless otherwise specifically indicated, be references to the Agents and the Lenders after giving effect to the Gentek Acquisition) and as of the date of each Credit Extension, which representations, warranties and agreements shall survive the execution and delivery of this Agreement and the Notes and the occurrence of each Credit Extension (with the occurrence of each Credit Extension being deemed to constitute a representation and warranty that the matters specified in this
Article VI are true and correct in all material respects on and as of the date of such Credit Extension unless such representations and

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warranties are stated to relate to a specific earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

           SECTION 6.1. Organization, etc. Each of Holdings, the Borrowers and each Subsidiary of the Borrowers (i) is validly organized and existing and in good standing under the laws of the state or jurisdiction of its incorporation or organization, (ii) is duly qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification and where the failure to be so qualified could reasonably be expected to have a Material Adverse Effect) and (iii) has full corporate, partnership or limited liability company power and authority, as the case may be, to own and hold under lease its property and to conduct its business substantially as currently conducted by it.

           SECTION 6.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each Obligor of each Loan Document executed or to be executed by it, each such Obligor's participation in the consummation of all aspects of the Gentek Acquisition, and the execution, delivery and performance by such Obligor of each Loan Document and the agreements executed and delivered by it in connection with the Gentek Acquisition are in each case within each such Person's corporate, partnership or limited liability company powers, as the case may be, have been duly authorized by all necessary corporate, partnership or limited liability company action, as the case may be, and, except as disclosed in Item 6.2 of the Disclosure Schedule, do not (i) contravene any (A) Obligor's Organic Documents, (B) material contractual restriction binding on or affecting any Obligor, (C) court decree or order binding on or affecting any Obligor or (D) material law or governmental regulation binding on or affecting any Obligor, or (ii) result in, or require the creation or imposition of, any Lien on any Obligor's properties (except as permitted by this Agreement).

           SECTION 6.3. Government Approval, Regulation, etc. No material authorization or approval or other action by, and no material notice to or filing with, any Governmental Authority or other Person (other than those (x) that have been, or on the Amendment Effective Date, will be, or, in the case of Filing Statements delivered on the Amendment Effective Date, will be within 10 days of the Amendment Effective Date, duly obtained or made and which are, or on the Amendment Effective Date will be, or, in the case of Filing Statements delivered on the Amendment Effective Date, will be within 10 days of the Amendment Effective Date, in full force and effect and (y) that are contemplated or required to be made after the Amendment Effective Date in accordance with the terms of the Loan Documents and the Gentek Acquisition Documents) is required for (i) the due execution, delivery or performance by any Obligor of any Loan Document to which it is a party or (ii) the due execution, delivery and/or performance by any Obligor of the Gentek Acquisition Documents to which each is a party, or (iii) the conduct of the business of the U.S. Borrower and its Subsidiaries as currently conducted following the Amendment Effective Date. Neither Holdings, the Borrowers nor any of their respective Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

           SECTION 6.4. Validity, etc. Each Loan Document and the Gentek Acquisition Documents to which each Obligor is a party constitute, or will, on the due execution and delivery

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thereof by such Obligor, constitute, the legal, valid and binding obligations of such Obligor, enforceable against it in accordance with their respective terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

           SECTION 6.5. Financial Information. Holdings and each Borrower each represent and warrant that all balance sheets, all statements of operations, shareholders' equity and cash flow and all other financial information relating to Holdings and its Subsidiaries furnished pursuant to Section 7.1.1 have been and will for periods following the Amendment Effective Date be prepared in accordance with GAAP consistently applied, and present fairly in all material respects the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.

           SECTION 6.6. No Material Adverse Effect. There has been no event, occurrence, omission or change which has resulted in a Material Adverse Effect since December 31, 2002.

           SECTION 6.7. Litigation. There is no pending or, to the knowledge of either Borrower, threatened litigation, action or proceeding (i) affecting Holdings, either Borrower or any of their respective Subsidiaries or any of their respective properties, businesses, assets or revenues, which could reasonably be expected to have a Material Adverse Effect or (ii) which purports to affect the legality, validity or enforceability of any Loan Document.

           SECTION 6.8. Labor Matters. There is no labor strike, work stoppage, lockout or other work action or other labor controversy, and no such dispute or controversy is actually pending or, to Holdings', either Borrower's or any of their respective Subsidiaries' knowledge, threatened against or affecting Holdings, either Borrower of any of their respective Subsidiaries that has had or could reasonably be expected to have a Material Adverse Effect.

           SECTION 6.9. Subsidiaries. Holdings has no Subsidiaries except for the U.S. Borrower and the Subsidiaries of the U.S. Borrower described in the succeeding sentence. The U.S. Borrower has no Subsidiaries, except those Subsidiaries (A) which are identified in Item 6.9 of the Disclosure Schedule, none of which are Foreign Subsidiaries other than the Canadian Borrower, or (B) which are permitted to have been organized or acquired in accordance with the terms of this Agreement. Item 6.9 of the Disclosure Schedule, as of the Amendment Effective Date, (i) lists, with respect to each Subsidiary, (A) the state or jurisdiction of such Subsidiary's incorporation or organization and (B) the percentage of shares of the Capital Stock of such Subsidiary owned by Holdings, the U.S. Borrower or another Subsidiary, (ii) identifies each Subsidiary which is a Foreign Subsidiary and (iii) identifies each Subsidiary which is a Non-Material Subsidiary.

           SECTION 6.10. Ownership of Properties. Each of Holdings, each Borrower and each Subsidiary of each Borrower maintains (i) in the case of material owned real property, good and marketable fee title to, (ii) in the case of material owned personal property, good and valid title to, or (iii) in the case of material leased real or personal property, valid and enforceable leasehold interests (as the case may be) in, all of such properties and assets, real and personal, tangible and intangible, of any nature whatsoever, free and clear in each case of all Liens, except for Liens permitted pursuant to Section
7.2.3. Item 6.10 of the Disclosure Schedule contains a complete

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and accurate description, by owner/lessor and location (by street address) of all owned and/or leased real properties as of the Amendment Effective Date (as supplemented from time to time with information provided by Holdings in the Compliance Certificate delivered by Holdings to the Agents pursuant to clause
(e) of Section 7.1.1; provided that Item 6.10 shall not be required to be supplemented at any time other than such times as the Compliance Certificate is delivered or required to be delivered hereunder).

           SECTION 6.11. Taxes. Each Borrower and each of their respective Subsidiaries has filed all material Tax returns and reports required by law to have been filed by it, has withheld all material Taxes that were required to be withheld in respect of compensation or other amounts paid to any employee or independent contractor (or, in the case of independent contractors, Holdings, the relevant Borrower or the relevant Subsidiary has the right to indemnification with respect thereto) and has paid all material Taxes and governmental charges thereby shown or required to be due and owing, except any such Taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

           SECTION 6.12. Pension and Welfare Plans.

                      (a) During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Credit Extension hereunder, (i) no steps have been taken to terminate any U.S. Pension Plan, (ii) no contribution failure has occurred with respect to any U.S. Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA and (iii) no steps have been taken to effect a partial or complete withdrawal from any U.S. Multiemployer Plan, in each case which could (individually or in the aggregate) reasonably be expected to result in liabilities of Holdings or any of its Subsidiaries in excess of $5,000,000 or a Material Adverse Effect. No condition exists or event or transaction has occurred with respect to any U.S. Pension Plan which could reasonably be expected to result in the incurrence by Holdings, either Borrower or any member of the Controlled Group of any material liability, fine or penalty, that could (individually or in the aggregate) reasonably be expected to result in liabilities in excess of $5,000,000 or a Material Adverse Effect. None of Holdings, either Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a U.S. Welfare Plan, other than liability for continuation coverage described in Part 6 of Subtitle B of Title I of ERISA, which could reasonably be expected to result in a Material Adverse Effect.

                      (b) During the twelve-consecutive-month period before the date of the execution and delivery of this Agreement and before the date of any Credit Extension hereunder, (i) no steps have been taken to terminate any Canadian Pension Plan and (ii) no contribution failure has occurred with respect to any Canadian Pension Plan that, individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect. No condition exists and no event or transaction has occurred with respect to any Canadian Pension Plan which could reasonably be expected to result in the incurrence by Holdings or any of its Subsidiaries of any liability, fine or penalty that could (individually or in the aggregate) reasonably be expected to result in liabilities in excess of $5,000,000 or a Material Adverse Effect. Except as disclosed in the financial

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           statements required to be provided pursuant to this Agreement or as otherwise disclosed in writing from time to time to the Administrative Agents, neither Holdings nor any of its Subsidiaries has any liability, including without limitation a contingent liability, with respect to any benefit under a Canadian Pension Plan or Canadian Welfare Plan which could reasonably be expected to result in a Material Adverse Effect.

                      (c) (i) Each Canadian Pension Plan is in compliance in all material respects with all applicable pension benefits and tax laws; (ii) all contributions (including employee contributions made by authorized payroll deductions or other withholdings) required to be made to the appropriate funding agency in accordance with all applicable Laws and the terms of each Canadian Pension Plan have been made in accordance with all applicable Laws and the terms of each Canadian Pension Plan; (iii) all liabilities under each Canadian Pension Plan are being funded, on a going concern and solvency basis, in accordance with the terms of the respective Canadian Pension Plan, the requirements of applicable pension benefits laws and of applicable regulatory authorities and the most recent actuarial report filed with respect to such Canadian Pension Plan; and (iv) no event has occurred and no conditions exist with respect to any Canadian Pension Plan that has resulted or could reasonably be expected to result in any Canadian Pension Plan having its registration revoked or refused for the purposes of any applicable pension benefits or tax laws or being placed under the administration of any relevant pension benefits regulatory authority or being required to pay any taxes or penalties under any applicable pension benefits or tax laws, except for any exceptions to clauses (i) through (iv) above that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

           SECTION 6.13. Environmental Warranties. Each of Holdings and each Borrower represents and warrants that, except as disclosed in Item 6.13 of the Disclosure Schedule:

                      (a) all facilities and property (including underlying groundwater) owned or leased by Holdings, either Borrower or any of their respective Subsidiaries and their operations are in compliance with all Environmental Laws, except for any such noncompliance that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect;

                      (b) there are no pending or, to the knowledge of Holdings, any threatened (i) claims, complaints, notices, requests for information, proceedings, or investigation against or involving Holdings, either Borrower or any of their respective Subsidiaries with respect to any alleged violation of any Environmental Law, or
           (ii) complaints, notices or inquiries to Holdings, either Borrower or any of their respective Subsidiaries regarding actual or potential liability under any Environmental Law, that, with respect to clauses
           (i) and (ii) of this paragraph, could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect;

                      (c) there have been no Releases of Hazardous Materials at, on or under or from any property or facility now owned, leased or operated by Holdings, or to the knowledge of Holdings, either Borrower or any of their respective Subsidiaries previously owned, leased or operated by Holdings, either Borrower or any of their

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           respective Subsidiaries, that could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect;

                      (d) Holdings and its Subsidiaries have been issued all permits, certificates, approvals, licenses and other authorizations pursuant to Environmental Laws necessary for the operation of their business ("Environmental Permits") and are in compliance with all Environmental Permits (except to the extent the failure to have or be in compliance with any such Environmental Permit could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect);

                      (e) no property or facility now or previously owned, leased or operated by Holdings or its Subsidiaries is listed, or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list of sites with respect to any clean up responsibility or similar liability of Holdings or one of its Subsidiaries which would be reasonably likely to result in a Material Adverse Effect;

                      (f) there are no underground storage tanks or related piping, active or abandoned, including petroleum storage tanks, on or under any property now owned or leased by Holdings, either Borrower or any of their respective Subsidiaries or, to the knowledge of Holdings or either Borrower, at any property previously owned or leased by Holdings, or either Borrower or any of their respective Subsidiaries, that could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect;

                      (g) none of Holdings, the Borrowers nor any of their respective Subsidiaries has transported or arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which, to either Borrower's knowledge, is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against Holdings, either Borrower or such Subsidiary for any investigatory or remedial work, damage to natural resources or personal injury or property damage, including claims under CERCLA, which could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect;

                      (h) there are no polychlorinated biphenyls or friable asbestos present at any property now or previously owned or leased by Holdings, either Borrower or any of their respective Subsidiaries that could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect;

                      (i) none of Holdings, the Borrowers nor any of their respective Subsidiaries has manufactured or sold any product containing asbestos, the result of which could (individually or in the aggregate) reasonably be expected to result in a Material Adverse Effect; and

                      (j) no conditions exist at, on or under any property now or previously owned or leased by Holdings or either Borrower or any of their respective Subsidiaries, or to the

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           knowledge of Holdings or either Borrower, at any property previously owned or leased by Holdings, either Borrower or any of their respective Subsidiaries, that could, with the passage of time, or the giving of notice or both, reasonably be expected (individually or in the aggregate) to have a Material Adverse Effect under any Environmental Law.

           SECTION 6.14. Accuracy of Information. None of the factual information heretofore or contemporaneously furnished in writing to any Agent or any Lender by or on behalf of any Obligor in connection with any Loan Document or any transaction contemplated hereby (including the Gentek Acquisition), taken as a whole, contains any untrue statements of material fact, or omits to state any material facts necessary in either case to make such information taken as a whole not materially misleading in light of the circumstances under which such information was provided and no other factual information hereafter furnished in connection with any Loan Document by or on behalf of any Obligor, any Agent or to any Lender will contain any untrue statements of material fact or will omit to state any material facts in either case necessary to make such information taken as a whole not materially misleading on the date as of which such information is dated or certified in light of the circumstances under which such information was provided. Notwithstanding the foregoing, all financial projections that have been or are hereafter made available to any Lender or any of the Agents by Holdings or any of its Subsidiaries or any of their respective representatives in connection with the transactions contemplated hereby (the "Projections") (including the Projections included in the bank memorandum furnished to the Lenders with respect to the Borrowers and the other Obligors and the pro forma balance sheet furnished pursuant to Section 3.15 of the Amendment Agreement) have been or, in the case of the Projections made available after the date hereof, will be prepared in good faith based upon assumptions believed by Holdings and its Subsidiaries to be reasonable at the time such assumptions were made (it being recognized by each of the Lenders and the Agents, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Projections will probably differ from the projected results and such differences may be material).

           SECTION 6.15. Regulations U and X. None of Holdings, the Borrowers or any of their respective Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Credit Extensions will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or Regulation X. Terms for which meanings are provided in F.R.S. Board Regulation U or Regulation X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

           SECTION 6.16. Issuance of Subordinated Debt, Status of Obligations as Senior Indebtedness, etc. The subordination provisions contained in the Other Debt Documents applicable to the Unsecured Transaction Debt that is subordinated are enforceable against the holders of the applicable Unsecured Transaction Debt by the holder of any "Senior Indebtedness" or similar term referring to the Obligations (as defined in the applicable Other Debt Documents). All Obligations, including those to pay principal of and interest (including interest accruing subsequent to the filing of, or which would have accrued but for the filing of, a petition for bankruptcy, reorganization or similar proceeding, whether or not allowed as a claim under such proceeding) on the Loans and Reimbursement Obligations, and fees and expenses in connection therewith, constitute "Senior Indebtedness" or similar term relating to the Obligations

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(as defined in the applicable Other Debt Documents) and all such Obligations are entitled to the benefits of the subordination created by such Other Debt Documents. In furtherance of, and without limiting the effect of, the foregoing, the Obligations of the U.S. Borrower constitute "Bank Indebtedness" under the Senior Subordinated Note Indenture. Each Borrower acknowledges that each Agent, each Lender and each Issuer is entering into this Agreement and is extending its Commitments in reliance upon the subordination provisions of the Other Debt Documents relating to the Unsecured Transaction Debt.

           SECTION 6.17. Solvency. After giving effect to each Credit Extension hereunder, Holdings, each Borrower and each Subsidiary Guarantor (taken together) are Solvent.

                                  ARTICLE VII
                                   COVENANTS

           SECTION 7.1. Affirmative Covenants. Holdings and each Borrower agree with each Secured Party hereto that, until the Termination Date has occurred, Holdings and each Borrower will perform, or cause to be performed, the obligations set forth below.

           SECTION 7.1.1. Financial Information, Reports, Notices, etc. Holdings and the U.S. Borrower will furnish, or cause to be furnished, to the Administrative Agents (for distribution to the Lenders) and to the Syndication Agent copies of the following financial statements, reports, notices and information:

                      (a) (i) as soon as available and in any event within 30 days after the end of each calendar month (other than the last month of a Fiscal Quarter), the unaudited consolidated balance sheets of Holdings as of the end of such calendar month and the related unaudited consolidated statements of income and cash flows of Holdings for such calendar month and for the elapsed portion of the Fiscal Year ended with the end of such calendar month, and including (in each case), in comparative form the figures for the corresponding calendar month in, and year to date portion of, the immediately preceding Fiscal Year and comparable budgeted figures for such period, and (ii) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, the unaudited consolidated balance sheet of Holdings as of the end of such Fiscal Quarter and the related unaudited consolidated statements of income and cash flows of Holdings for such Fiscal Quarter and for the elapsed portion of the Fiscal Year ended with the end of such Fiscal Quarter, and including (in each case), in comparative form the figures for the corresponding Fiscal Quarter in, and year to date portion of, the immediately preceding Fiscal Year and comparable budgeted figures for such period, in each case certified by the chief financial or accounting Authorized Officer of Holdings that they present fairly in all material respects in accordance with GAAP the financial position of Holdings as of the date indicated and the results of its operations and changes in its cash flows for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes;

                      (b) as soon as available and in any event within 90 days after the end of each Fiscal Year, a copy of the consolidated balance sheet of Holdings and the related consolidated statements of income and cash flows of Holdings for such Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year and comparable budgeted figures for such period in each case audited (without any Impermissible Qualification) by a nationally recognized accounting firm or other independent public accountants reasonably acceptable to the Agents, which shall include a separate report from such independent public accountants that in connection with their audit, nothing came to the attention of such accountants that Holdings and its Subsidiaries were not in compliance with the terms, covenants, provision and conditions of Section 7.2.4 insofar as they relate to accounting matters (including the application of accounting terms in connection with the covenants set forth in Section 7.2.4);

                      (c) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, the unaudited consolidated balance sheet of the Canadian Borrower as of the end of such Fiscal Quarter and the related unaudited consolidated statements of income and cash flows of the Canadian Borrower for such Fiscal Quarter and for the elapsed portion of the Fiscal Year ended with the end of such Fiscal Quarter, and including (in each case), in comparative form the figures for the corresponding Fiscal Quarter in, and year to date portion of, the immediately preceding Fiscal Year, in each case certified by the chief financial or accounting Authorized Officer of the Canadian Borrower that they present fairly in all material respects in accordance with GAAP the financial position of the Canadian Borrower as of the date indicated and the results of its operations and changes in its cash flows for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes;

                      (d) as soon as available and in any event within 90 days after the end of each Fiscal Year, a copy of the unaudited consolidated balance sheet of the Canadian Borrower and the related consolidated statements of income and cash flows of the Canadian Borrower for such Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year;

                      (e) concurrently with the delivery of the financial information pursuant to clauses (a)(ii) and (b) of this Section 7.1.1, a Compliance Certificate, executed by the chief financial or accounting Authorized Officer of Holdings, showing compliance with the financial covenants set forth in Section 7.2.4 and stating that no Default has occurred and is continuing (or, if a Default has occurred, specifying the details of such Default and the action that the applicable Obligor has taken or proposes to take with respect thereto);

                      (f) as soon as available and in any event within 60 days after the end of each Fiscal Year, capital and operating budgets for Holdings, in form and scope customarily prepared by management for its internal use and consistent with past practice prepared by Holdings (and approved by the Board of Directors of Holdings) for each calendar month of the succeeding Fiscal Year prepared in reasonable detail with discussion of the principal assumptions upon which such budgets are based;

                      (g) as soon as possible and in any event within three Business Days after any officer of any Obligor obtains knowledge of the occurrence of a Default, a statement of an Authorized Officer of Holdings or the U.S. Borrower setting forth details of such Default and the action which such Obligor has taken and proposes to take with respect thereto;

                      (h) as soon as possible and in any event within three Business Days after any officer of any Obligor obtains knowledge of the commencement of any litigation, action, proceeding or labor controversy or of an adverse development in any existing litigation, action, proceeding or labor controversy which could reasonably be expected to have a Material Adverse Effect, notice thereof and, to the extent any of the Administrative Agents or the Syndication Agent requests, copies of all material and non-privileged documentation relating thereto;

                      (i) promptly after the sending or filing thereof, copies of all reports, notices, prospectuses and registration statements which any Obligor files with the SEC or any national securities exchange;

                      (j) as soon as possible and in any event within three Business Days of any officer of any Obligor becoming aware of any of the following which, individually or in the aggregate, could reasonably be expected to result in liabilities to Holdings or any of its Subsidiaries in excess of $5,000,000 or a Material Adverse
           Effect: (i) the institution of any steps by any Person to terminate any U.S. Pension Plan or Canadian Pension Plan, (ii) the failure to make a required contribution to any U.S. Pension Plan or Canadian Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA or under any applicable pension benefits laws of any jurisdiction, (iii) the taking of any action with respect to a U.S. Pension Plan or Canadian Pension Plan which could result in the requirement that any Obligor furnish a bond or other security to the PBGC or any applicable regulatory authority or such U.S. Pension Plan or Canadian Pension Plan, (iv) the complete or partial withdrawal of any of Holdings, the U.S. Borrower or any member of the Controlled Group from a U.S. Multiemployer Plan or notification that a U.S. Multiemployer Plan is in reorganization, or
           (v) the occurrence of any event with respect to any U.S. Pension Plan or Canadian Pension Plan which could result in the incurrence by any Obligor of any liability, fine or penalty, notice thereof and copies of all documentation relating thereto;

                      (k) promptly upon receipt thereof, copies of all final "management letters" submitted to any Obligor by the independent public accountants referred to in clause (b) in connection with each audit made by such accountants;

                      (l) promptly following the mailing or receipt of any notice or report delivered under the terms of any Subordinated Debt with respect to a breach or default thereunder, copies of such notice or report; and

                      (m) such other financial and other information as the Required Lenders, the Administrative Agents or the Syndication Agent may from time to time reasonably request, and, in the event a Default has occurred and is continuing or in the event a Lender or Issuer has not had an opportunity to request such other financial or other information pursuant to a bank meeting or visit referred to in
           Section 7.1.5 or otherwise
         in any 90-day period, such other financial and other information as such Lender or Issuer may reasonably request.

         SECTION 7.1.2. Maintenance of Existence; Compliance with Laws, etc. Each of Holdings and each Borrower will

                  (a)      preserve and maintain (i) its legal existence and
         (ii) its qualification as a foreign corporation in each jurisdiction where the nature of its business or the location of its assets requires it to be so qualified, except to the extent the failure to be so qualified would not result in a Material Adverse Effect;

                  (b) cause each of its Subsidiaries to, except as otherwise permitted by Section 7.2.10, preserve and maintain its legal existence and qualification as a foreign entity in each jurisdiction where the nature of the business or the location of its assets requires it to be so qualified, except to the extent the failure to be so qualified would not result in a Material Adverse Effect; and

                  (c) comply with all applicable laws, rules, regulations and orders, including the payment (before the same become delinquent) of all taxes, assessments and governmental charges imposed upon Holdings, such Borrower or any of their respective Subsidiaries or upon their property except (i) to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on the books of Holdings, such Borrower or any such Subsidiary, as applicable, or (ii) to the extent such non-compliance or non-payment could not reasonably be expected to have a Material Adverse Effect.

         SECTION 7.1.3. Maintenance of Properties. Each of Holdings and each Borrower will, and will cause each of their respective Subsidiaries to, maintain, preserve, protect and keep its and their respective material properties in good repair, working order and condition (ordinary wear and tear and damage or taking by a Casualty Event excepted), and make necessary repairs, renewals and replacements to the extent necessary to operate the business carried on by Holdings and its Subsidiaries as it is currently conducted, unless Holdings, such Borrower or any such Subsidiary determines in good faith that the continued maintenance of such property is no longer economically desirable.

         SECTION 7.1.4. Insurance. Holdings and each Borrower will, and will cause each of their respective Subsidiaries to, maintain insurance with financially sound and reputable insurance companies, and with respect to property and risks of a character usually maintained by Persons of comparable size engaged in the same or similar business and similarly situated, against loss, damage and liability of the kinds and in the amounts customarily maintained by such Persons. Holdings, each Borrower, and their respective Subsidiaries shall furnish to each Lender, upon written request, full information as to the insurance carried. The provisions of this Section 7.1.4 shall be deemed to be supplemental to, but not duplicative of, the provisions of any other Loan Document that requires the maintenance of insurance.

         All such insurance shall be written by financially responsible companies selected by Holdings and such Borrower and (except for automobile insurance) having an A.M. Best rating of "A" (or any equivalent successor rating) or better and being in a financial size category of VII or larger (or an equivalent rating of any successor publication of a similar nature), or by other companies acceptable to the Administrative Agents. Holdings shall cause each of the other Obligors to, and each Borrower shall, keep its property insured in favor of, with respect to the U.S. Collateral, the U.S. Administrative Agent and, with respect to the Canadian Collateral, the Canadian Revolving Administrative Agent, and all policies (including mortgage title insurance policies) or certificates (or certified copies thereof) with respect to casualty, commercial, general liability, automobile and property insurance) (i) shall be endorsed to the applicable Administrative Agent's satisfaction for the benefit of such Administrative Agent and (ii) shall name the applicable Administrative Agent as mortgagee or lender loss payee, as applicable (to the extent covering risk of loss or damage to tangible property), and as an additional named insured as its interests may appear (to the extent covering any other risk). Each policy referred to in this
Section 7.1.4 shall provide that (i) the respective insurers irrevocably waive any and all rights of subrogation with respect to the applicable Administrative Agent, (ii) it will not be canceled or reduced, or allowed to lapse without renewal, except after not less than 30 days' written notice (or, in the case of non-payment of premiums, 10 days' notice) to the applicable Administrative Agent and (iii) the interests of the applicable Administrative Agent and Lenders shall not be invalidated by (A) any act or negligence of Holdings or either Borrower, any of their respective Subsidiaries or any Person having an interest in any property covered by a Mortgage or (B) occupancy or use of any such property for purposes more hazardous than permitted by such policy. Each of Holdings and each Borrower will advise the Administrative Agents promptly of any significant policy cancellation (other than any such cancellation in connection with the replacement thereof), reduction or amendment. Each of the U.S. Administrative Agent and the Canadian Revolving Administrative Agent, as the case may be, agrees to turn over to the relevant Borrower or relevant Subsidiary any insurance proceeds received by it as loss payee following receipt by such Administrative Agent of written notice from the relevant Borrower or its relevant Subsidiary of its intended use of such proceeds, to the extent such proceeds are not required to be (i) applied at such time to repay Loans or Cash Collateralize Letter of Credit Outstandings or held in an account by such Administrative Agent pursuant to Section 3.1.1 or (ii) held by such Administrative Agents pursuant to the terms of any Mortgage or Security and Pledge Agreement.

         Subject to Section 7.1.10(c), on or before the Amendment Effective Date, Holdings and each Borrower will deliver (to the extent not previously delivered) to the Administrative Agents certificates of insurance reasonably satisfactory to the Administrative Agents evidencing the existence of all insurance required to be maintained by Holdings and each Borrower hereunder setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage. Neither Holdings nor the Borrowers will, nor will any of them permit any of their respective Subsidiaries to, obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by this Section 7.1.4 unless the applicable Administrative Agent is the named insured thereunder, for the benefit of the Secured Parties, with loss payable as provided herein. Each of Holdings and each Borrower will promptly (but in any event within five Business Days) notify the Administrative Agents whenever any such separate insurance is obtained and shall deliver to the Administrative Agents the certificates evidencing the same.

         Without limiting the obligations of Holdings and its Subsidiaries under the foregoing provisions of this Section 7.1.4, in the event Holdings, either Borrower or any of their respective

Subsidiaries, as the case may be, shall fail to maintain in full force and effect insurance as required by the foregoing provisions of this Section 7.1.4, or if Holdings, either Borrower or any of their respective Subsidiaries, as the case may be, shall fail to endorse and deposit all policies or certificates with respect thereto, then the applicable Administrative Agent may (upon notice to Holdings, the respective Borrower or the respective Subsidiary, as the case may
be), but shall have no obligation so to do, procure insurance covering the interests of the Lenders and such Administrative Agent in such amounts and against such risks as such Administrative Agent (or the Required Lenders) shall deem reasonably appropriate, and Holdings, the respective Borrower or the respective Subsidiary, as the case may be, shall reimburse such Administrative Agent in respect of any premiums, costs and expenses paid by such Administrative Agent in procuring such insurance to the extent such premiums, costs and expenses do not exceed the premiums, costs and expenses necessary to obtain the insurance required above pursuant to this Section 7.1.4.

         SECTION 7.1.5. Bank Meeting; Books and Records. (a) The Required Lenders, any Administrative Agent or the Syndication Agent may request, at their election upon reasonable notice to Holdings and the Borrowers, a bank meeting to be held by Holdings and the Borrowers at a location reasonably determined by the Required Lenders, such Administrative Agent or Syndication Agent, as the case may be; provided that Holdings and the Borrowers shall not be required to hold more than one bank meeting in any Fiscal Year; provided further, that, if a Default has occurred and is continuing and a bank meeting pursuant to this clause (a) has theretofore been held in the Fiscal Year in which such Default has occurred, the Required Lenders, any Administrative Agent or the Syndication Agent may request, at their election at reasonable times and intervals upon reasonable notice to Holdings and the Borrowers, a bank meeting by conference telephone.

         (b) Each of Holdings and each Borrower will, and will cause each of their respective Subsidiaries to, keep books and records in accordance with GAAP which accurately reflect in all material respects its business affairs and transactions and permit any Administrative Agent, the Syndication Agent, or any Lender or Issuer whose visit is coordinated with any Administrative Agent or the Syndication Agent, or any of their respective designated representatives, at reasonable times and intervals upon reasonable notice to the chief financial officer or an Authorized Officer of Holdings or such Borrower, as the case may be, to visit each of such Person's offices, to discuss such Person's financial matters with its officers and employees, and its independent public accountants (and each of Holdings and each Borrower hereby authorizes such independent public accountant to so discuss each of such Person's financial matters whether or not any representative of such Person is present) and to examine (and photocopy extracts from) any of such Person's books and records; provided that so long as no Default has occurred and is continuing, no Lender or Issuer shall request more than two visits pursuant to this clause (b) per Fiscal Year; provided, further, that if the bank meeting pursuant to clause (a) of this
Section 7.1.5 is held in any Fiscal Year, such bank meeting shall constitute one visit by such Lenders or Issuer in such Fiscal Year (whether or not such Lender or Issuer is present at such bank meeting). Holdings or the applicable Borrower, as the case may be, shall pay any fees of its independent public accountant incurred in connection with any consultation pursuant to this Section 7.1.5.

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         SECTION 7.1.6. Environmental Law Covenant. Each of Holdings and each
Borrower will, and will cause each of their respective Subsidiaries to,

                  (a) (i) use and operate all of its and their facilities and properties in material compliance with all Environmental Laws, (ii) keep all materials, permits, approvals, certificates, licenses and other authorizations required under applicable Environmental Laws in effect and remain in compliance therewith, and (iii) handle, treat, store, dispose of and transfer all Hazardous Materials in compliance with all applicable Environmental Laws, except to the extent that the failure of any of the foregoing could not reasonably be expected to have a Material Adverse Effect; and

                  (b) promptly notify the Agents and provide copies upon receipt of all written claims, complaints, notices or inquiries relating (i) to the condition of its facilities and properties in respect of, or (ii) to compliance with or under, Environmental Laws, which claims, complaints, notices or inquiries could (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect, and shall promptly resolve any material non-compliance with or under, Environmental Laws and keep its property and facilities free of any Lien imposed under any Environmental Law (other than to the extent constituting a Permitted Lien which is being diligently contested in good faith by appropriate proceedings).

         SECTION 7.1.7. Use of Proceeds. The Borrowers shall use the Credit Extensions solely for the following purposes:

                  (a) In the case of the U.S. Term Loans, to repay the Original Term Loans and to pay any interest accrued and unpaid as of the Amendment Effective Date with respect thereto, to pay accrued and unpaid commitment fees under the Original Credit Agreement, to repay certain Indebtedness of Gentek U.S., to finance a portion of the Gentek Acquisition and to pay fees and expenses attributable to this Agreement and the Gentek Acquisition.

                  (b) In the case of the Canadian Term Loans, to repay certain Indebtedness of the Canadian Borrower.

                  (c) In the case of U.S. Revolving Loans and U.S. Swing Line Loans, for working capital and general corporate purposes of Holdings and its U.S. Subsidiaries.

                  (d) In the case of U.S. Letters of Credit, for purposes of supporting working capital and general corporate purposes of the U.S. Borrower and its Subsidiaries and to the extent permitted pursuant to clause (a) of Section 7.2.6, supporting the obligations of Holdings;

                  (e) In the case of Canadian Revolving Loans and Canadian Swing Line Loans, for working capital and general corporate purposes of the Canadian Borrower and its Canadian Subsidiaries; and

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                  (f)      In the case of Canadian Letters of Credit, for
         purposes of supporting working capital and general corporate purposes of the Canadian Borrower and its Subsidiaries.

         SECTION 7.1.8. Mortgages. At the request of the Agents or the Required Lenders (in their sole discretion), at any time after the Amendment Effective Date, Holdings, each Borrower and/or each Subsidiary Guarantor shall cause, with respect to the U.S. Collateral, the U.S. Administrative Agent and, with respect to the Canadian Collateral, the Canadian Revolving Administrative Agent and the applicable Secured Parties to have, at all times, a first priority perfected security interest (subject only to Liens permitted hereunder) in all of the fee owned and leased real property of Holdings, the Borrowers and the Subsidiary Guarantors, so long as the book value or fair market value of each such property made subject to a Mortgage hereunder exceeds $2,000,000, by executing and delivering Mortgages that may be necessary in the reasonable opinion of such Administrative Agent to create a valid, first priority perfected Lien (subject only to Liens permitted hereunder) against such real property, it being agreed by the Lenders and the Administrative Agents that Foreign Subsidiaries shall not be required to deliver a Mortgage to secure the Obligations of the U.S. Borrower or any U.S. Subsidiary.

         Should the Agents or the Required Lenders elect to exercise the option described in the immediately preceding paragraph, in connection with the execution and delivery of such Mortgages, Holdings and the Borrowers shall, and shall cause each such Subsidiary Guarantor to as promptly as practicable:

                  (a) provide evidence of the completion or satisfactory arrangements, for the completion of all recordings and filings of each such Mortgage as may be necessary or, in the reasonable opinion of the applicable Administrative Agent, desirable to create a valid, first priority perfected Lien (subject only to Liens permitted hereunder) against the properties purported to be covered thereby;

                  (b) (A) obtain mortgagee's title insurance policies in favor of the applicable Administrative Agent for the benefit of the applicable Secured Parties in amounts and in form and substance and issued by insurers, reasonably satisfactory to the applicable Administrative Agent, with respect to the property purported to be covered by each Mortgage, insuring the mortgagor's title to such property and that the interests created by each Mortgage constitute valid first Liens thereon free and clear of all material defects and encumbrances other than as permitted hereunder or as otherwise approved by such Administrative Agent, and, if requested by such Administrative Agent, such policies shall also include a survey reading, and, if required by such Administrative Agent and if available, revolving credit endorsement, comprehensive endorsement, variable rate endorsement, access and utilities endorsements, mechanic's lien endorsement and such other endorsements as such Administrative Agent shall reasonably request and shall be accompanied by evidence of the payment in full of all premiums thereon or (B) with respect to any real property located in Canada, in the reasonable discretion of the Canadian Borrower, either satisfy the requirements of clause (A) above or obtain opinions of Canadian legal counsel as to the registration or filing of the Mortgages, the priority thereof and the title of the Canadian Borrower with respect thereto, which legal opinions shall be in form and substance reasonably satisfactory to the Administrative Agents; and

                  (c) provide such other approvals, opinions or documents as the applicable Administrative Agent may reasonably request with respect to such real property, including, consents and estoppel agreements from landlords, and a reasonably current survey of each property purported to be covered by a Mortgage in form and substance reasonably satisfactory to such Administrative Agent and the title insurer; provided that Holdings and its Subsidiaries shall not be required to use more than commercially reasonable efforts (and shall not be required to make any payments) to obtain any such documentation, or to obtain consents for leasehold mortgages, in each case from third parties;

provided that without limiting the foregoing, leasehold mortgages only shall be required with respect to real property containing a material manufacturing facility with a lease term (including extension options) of at least 5 years.

         SECTION 7.1.9. Future Subsidiaries. Without limiting the effect of any provision contained herein, within five Business Days after any Person becomes either a direct or indirect wholly-owned U.S. Subsidiary or Canadian Subsidiary of the U.S. Borrower,

                  (a) such Person, if not theretofore a party to a Subsidiary Security and Pledge Agreement and a Subsidiary Guaranty, shall execute and deliver to, with respect to the U.S. Collateral, the U.S. Administrative Agent and, with respect to the Canadian Collateral, the Canadian Revolving Administrative Agent the applicable Subsidiary Security and Pledge Agreement and the applicable Subsidiary Guaranty (or, if applicable, a supplement thereto) for the benefit of the applicable Secured Parties, it being agreed by the Lenders and the Administrative Agents that, subject to the last sentence of this Section, Foreign Subsidiaries shall not be required to deliver a guaranty of the Obligations of the U.S. Borrower or any U.S. Subsidiary, or grant a Lien on any of their assets to secure the Obligations of the U.S. Borrower or any U.S. Subsidiary;

                  (b) subject to the last sentence of this Section, (i) the U.S. Borrower and each U.S. Subsidiary Guarantor shall, pursuant to a Security and Pledge Agreement (as supplemented, if necessary, by a Foreign Pledge Agreement), deliver to the U.S. Administrative Agent, for its benefit and that of the applicable Secured Parties, (x) certificates evidencing all of the issued and outstanding Capital Stock of each Person that has become a direct Subsidiary of the U.S. Borrower or such U.S. Subsidiary Guarantor and (y) certificates evidencing all additional issued and outstanding Capital Stock of an existing Subsidiary owned directly by the U.S. Borrower or such U.S. Subsidiary Guarantor (provided that, for purposes of each of the immediately preceding clauses (x) and (y), subject to the last sentence of this Section, not more than 65% of the Capital Stock of any Foreign Subsidiary shall be so pledged to the U.S. Administrative Agent to secure the Obligations of the U.S. Borrower and the U.S. Subsidiary Guarantors) and (ii) the Canadian Borrower and each Canadian Subsidiary Guarantor shall, pursuant to a Security and Pledge Agreement (as supplemented, if necessary, by a Foreign Pledge Agreement), pledge to the Canadian Revolving Administrative Agent, for its benefit and that of the applicable Secured Parties, (x) all of the outstanding shares of Capital Stock of each Person that has become a direct Subsidiary of the Canadian Borrower or such Canadian Subsidiary Guarantor and (y) all additional shares of Capital Stock of an existing Subsidiary owned directly by the Canadian Borrower or any such Canadian Subsidiary Guarantor (it being understood and agreed that all of the Capital Stock pledged pursuant to this clause (b)(ii) shall only secure the Obligations of the Canadian Borrower and the Canadian Subsidiary Guarantors), in the case of each of clauses (i) and (ii), together with undated stock powers for such certificates, executed in blank (or, if any such shares of Capital Stock are uncertificated, confirmation and evidence reasonably satisfactory to such Administrative Agent that the security interest in such uncertificated securities has been transferred to and perfected by such Administrative Agent, for the benefit of the Secured Parties, in accordance with Article 8 of the UCC or any other similar or local or foreign law which may be applicable);

                  (c) subject to the last sentence of this Section, (i) the U.S. Borrower and each U.S. Subsidiary Guarantor shall, pursuant to a Security and Pledge Agreement, pledge to the U.S. Administrative Agent, for its benefit and that of the applicable Secured Parties, all Intercompany Notes issued to such Person and evidencing Indebtedness in favor of the U.S. Borrower or such U.S. Subsidiary Guarantor, as the case may be, to secure the Obligations of each of the Obligors, (ii) the Canadian Borrower and each Canadian Subsidiary Guarantor shall, pursuant to a Security and Pledge Agreement, pledge to the Canadian Revolving Administrative Agent, for its benefit and that of the applicable Secured Parties, all Intercompany Notes issued to such Person and evidencing Indebtedness in favor of the Canadian Borrower or such Canadian Subsidiary Guarantor, as the case may be, to secure the Obligations of the Canadian Borrower and the Canadian Subsidiary Guarantors; and

                  (d) the applicable Borrower or, if not such Borrower, the applicable Subsidiary Guarantor that will own shares of the Capital Stock of such Person shall, pursuant to the applicable Security and Pledge Agreement, deliver to the applicable Administrative Agent (i) executed copies of Filing Statements naming such Obligor as a debtor and such Administrative Agent as the secured party, or other similar instruments or documents to be filed under the Uniform Commercial Code of all jurisdictions (or the equivalent under local law) as may be necessary, in the reasonable opinion of such Administrative Agent, to perfect the security interests of such Administrative Agent pursuant to the applicable Security and Pledge Agreement, (ii) executed copies of proper UCC termination statements (Form UCC-3) (or the equivalent under local law), if any, necessary to release all Liens and other rights of any Person in any collateral described in the applicable Security and Pledge Agreement previously granted by any Person, except to the extent such Liens are otherwise permitted hereunder, (iii) to the extent requested by such Administrative Agent, certified copies of UCC Requests for Information or Copies (Form UCC-11) or a similar search report listing all effective financing statements which name such Person (under its present name and any previous names under which it has conducted business during the five-year period prior to the Amendment Effective Date) as the debtor and which are filed in the jurisdictions in which filings are to be made pursuant to clause (i) above, together with copies of such financing statements (none of which shall cover any collateral described in any Loan Document, except to the extent such Liens are otherwise permitted hereunder or are being released pursuant to clause (ii) above), together, in each case, with such opinions of legal counsel as the Agents may reasonably request, which legal opinions shall be in form and substance reasonably satisfactory to such Agents; and

                  (e) the U.S. Borrower shall have delivered to the Administrative Agents an updated Item 6.9 of the Disclosure Schedule, which shall be true, accurate and correct in all material respects as of the date of delivery thereof and, simultaneously with any Subsidiary becoming a Subsidiary Guarantor pursuant to this Section 7.1.9, such Subsidiary Guarantor shall complete and deliver to the Administrative Agents a Perfection Certificate.

         The Agents shall be satisfied that the Lien granted to the applicable Administrative Agent, for the benefit of the applicable Secured Parties in the collateral described above is a first priority (or local equivalent thereof) security interest, subject only to Liens permitted hereunder and no Lien exists on any of the collateral described above other than the Lien created in favor of the applicable Administrative Agent, for the benefit of the applicable Secured Parties, pursuant to a Loan Document, and the other Liens permitted hereunder. The U.S. Borrower agrees that if, as a result of a change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive or guideline of any Governmental Authority, (i) a Foreign Subsidiary of the U.S. Borrower is permitted to execute and deliver a supplement to the U.S. Subsidiary Guaranty or the U.S. Subsidiary Security and Pledge Agreement or (ii) the U.S. Borrower or any U.S. Subsidiary is permitted to pledge more than 66 2/3% of the Capital Stock of any Foreign Subsidiary or any intercompany Indebtedness owing to any direct or indirect Foreign Subsidiary of the U.S. Borrower evidenced by a note or other instrument to secure the Obligations of the U.S. Borrower, in any such case without causing any undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's U.S. parent for United States federal income tax purposes or without causing material adverse tax consequences to Holdings, the U.S. Borrower or such Subsidiary, then the provisions of clause (a) of this Section
7.1.9 shall thereafter apply to any Foreign Subsidiary and/or (as the case may be) the provisions of clause (b) of this Section 7.1.9 shall thereafter apply to 100% of the Capital Stock of such Foreign Subsidiary (or such lesser amount that can be pledged without causing any such adverse tax consequences).

         SECTION 7.1.10. Additional Collateral; Insurance. (a) Without limiting the provisions of Sections 7.1.8 and 7.1.9, Holdings and the U.S. Borrower shall, and shall cause each of their respective wholly-owned U.S. Subsidiaries and Canadian Subsidiaries to, cause the Lenders to have at all times a first priority perfected security interest (subject only to Permitted Liens) in all of the personal property owned from time to time by each such Person to the extent the same constitutes or would constitute collateral under the applicable Security and Pledge Agreement.

         (b) As soon as practicable and in no event later than 90 days after the Amendment Effective Date, the Agents shall have received each Mortgage for each property owned by the Canadian Borrower, duly executed and delivered by the Canadian Borrower and a Canadian Debenture covering property in the Province of Quebec, together with

                  (i) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of each such Mortgage as may be necessary or, in the reasonable opinion of the Administrative Agents, desirable to create a valid, first priority perfected Lien (subject only to Liens permitted under Section 7.2.3) against the properties purported to be covered thereby;

                  (ii)     at the discretion of the Canadian Borrower, either
         (A) mortgagee's title insurance policies in favor of the Canadian Revolving Administrative Agent for the benefit of the applicable Secured Parties in amounts and in form and substance and issued by insurers, reasonably satisfactory to the Administrative Agents, with respect to the property purported to be covered by each Mortgage, insuring the Mortgagor's title to such property and that the interests created by each Mortgage constitute valid first Liens thereon free and clear of all material defects and encumbrances other than as permitted under Section 7.2.3 or as otherwise approved by the Administrative Agents, and such policies shall also include, if required by the Administrative Agents and if available, revolving credit endorsement, comprehensive endorsement, variable rate endorsement, access and utilities endorsements, mechanic's lien endorsement and such other endorsements as the Administrative Agents shall reasonably request and shall be accompanied by evidence of the payment in full of all premiums thereon or (B) opinions of Canadian legal counsel as to the registration or filing of the Mortgages, the priority thereof and the title of the Canadian Borrower with respect thereto, which legal opinions shall be in form and substance reasonably satisfactory to the Administrative Agents; and

                  (iii) such other approvals, opinions, reports or documents as the Administrative Agents may reasonably request with respect to property covered by such Mortgage and Canadian Debenture.

         (c) As soon as practicable, but in no event later than 15 Business Days after the Amendment Effective Date, the Agents shall have received (to the extent not previously delivered) insurance certificates, from one or more insurance companies reasonably satisfactory to the Agents, evidencing coverage required to be maintained pursuant to the Loan Documents.

         SECTION 7.1.11. Mortgage Amendments. As soon as practicable and in no event later than 30 days after the Amendment Effective Date, the U.S. Borrower shall deliver to the Administrative Agents and the Administrative Agents shall have received from the U.S. Borrower, a Mortgage Amendment for each of the Original Mortgages, duly executed and delivered by the U.S. Borrower, together with

                  (a) legal opinions of local counsel reasonably satisfactory to the Administrative Agents with respect of each of the Mortgage Amendments to the Original Mortgages identified as items 1 through 5 on Schedule IV hereto, which legal opinions shall be in form and substance reasonably satisfactory to the Administrative Agents;

                  (b) evidence satisfactory to the Administrative Agents that such action (including, without limitation, the filing of appropriately completed Uniform Commercial Code financing statements and the recording of the Mortgage Amendments) as may be necessary or as the Administrative Agents shall have reasonably requested to perfect the

         Liens created pursuant to the Mortgage Amendments, and to continue the perfection of the Liens created pursuant to the Original Mortgages, shall have been taken, or that arrangements therefor satisfactory to the Administrative Agents shall have been made;

                  (c) updated policies of title insurance (or endorsements issued in connection with the Existing Title Policies) with respect to each of the Mortgage Amendments to the Original Mortgages identified as items 1, 2 and 3 on Schedule IV attached hereto, in form and substance satisfactory to the Administrative Agents and issued by the Title Company, insuring the perfection, enforceability and priority of the Liens on each applicable Amended Mortgage Property created under the applicable Mortgage Amendments in amounts as are satisfactory to the Administrative Agents, subject only to such exceptions as are reasonably satisfactory to the Administrative Agents, containing such endorsements as have been previously delivered pursuant to the Existing Title Policies or such endorsements as shall be otherwise satisfactory to the Administrative Agents;

                  (d) "nothing further certificates," or such other equivalent document issued by the Title Company with respect to each of the Mortgage Amendments to the Original Mortgages identified as items 4 and 5 on Schedule IV attached hereto, in each case in form and substance satisfactory to the Administrative Agents and issued by the Title Company, showing the priority of the Liens of each applicable Amended Mortgage Property created under the applicable Mortgage Amendments and showing no Liens (other than Liens permitted hereunder) of record with respect to each applicable Amended Mortgaged Property since the date of the applicable Existing Title Policy;

                  (e) evidence satisfactory to the Administrative Agents that the U.S. Borrower has paid or made arrangements satisfactory to the Administrative Agents to pay to the Title Company all expenses and premiums of the Title Company in connection with the issuance of such policies and in addition shall have paid or made arrangements satisfactory to the Administrative Agents to pay to the Title Company an amount equal to the recording and stamp taxes payable in connection with recording the Mortgage Amendments in the appropriate county land offices; and

                  (f) evidence satisfactory to the Administrative Agents that the U.S. Borrower has paid or made arrangements satisfactory to the Administrative Agents to pay all other costs, fees and expenses (including, without limitation, mortgage recording, intangibles or documentary stamp or similar taxes, reasonable legal fees and expenses) payable to the Administrative Agents with respect to the Mortgage Amendments.

         SECTION 7.1.12. Maintenance of Corporate Separateness. Holdings and each Borrower will, and will cause each of their respective Subsidiaries to, satisfy customary corporate formalities.

         SECTION 7.1.13. Holdings Stockholders Agreement. To the extent that Holdings receives any cash contributions from its stockholders under the Holdings Stockholders Agreement, Holdings shall use its best efforts to make a capital contribution to the U.S. Borrower of the proceeds of such payments received by Holdings.

         SECTION 7.2. Negative Covenants. Each of Holdings and each Borrower covenants and agrees with each Lender hereto that, until the Termination Date has occurred, Holdings and the Borrowers will perform, or cause to be performed, the obligations set forth below.

         SECTION 7.2.1. Business Activities. Neither Holdings nor either Borrower will, nor will any of them permit any of their respective Subsidiaries to, engage in any business except those businesses in which Holdings and its Subsidiaries are engaged on the Amendment Effective Date, businesses which are reasonable extensions thereof and businesses reasonably incidental or complimentary thereto or expansions thereof.

         SECTION 7.2.2. Indebtedness. Neither Holdings nor either Borrower will, nor will any of them permit any of their respective Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, other than:

                  (a)      Indebtedness in respect of the Obligations;

                  (b) until the Amendment Effective Date, Indebtedness that is to be repaid in full as (and to the extent) further identified in
         Item 7.2.2(b) of the Disclosure Schedule;

                  (c) Indebtedness existing as of the Amendment Effective Date which is identified in Item 7.2.2(c) of the Disclosure Schedule, and refinancing of such Indebtedness by a Borrower or, if other than a Borrower, the original obligor thereof;

                  (d) Indebtedness of the U.S. Borrower constituting Unsecured Transaction Debt in an aggregate principal amount not to exceed $165,000,000 (plus any interest thereon that is paid-in-kind), and unsecured Contingent Liabilities of Holdings and the Subsidiary Guarantors under the Other Debt Documents governing such Unsecured Transaction Debt;

                  (e) Indebtedness (which, except to the extent permitted pursuant to clause (t) of Section 7.2.3, shall be unsecured) of the U.S. Borrower or any of its Subsidiaries in respect of performance, surety or appeal bonds or completion guarantees provided in the ordinary course of business, but excluding (in each case) Indebtedness incurred through the borrowing of money or Contingent Liabilities in respect thereof;

                  (f) Indebtedness of the U.S. Borrower and its Subsidiaries (i) in respect of industrial revenue bonds or other similar governmental or municipal bonds, (ii) evidencing the deferred purchase price of newly acquired property or incurred to finance the acquisition of property of the U.S. Borrower and its Subsidiaries (pursuant to purchase money mortgages or otherwise, whether owed to the seller or a third party) used in the ordinary course of business of the U.S. Borrower and its Subsidiaries (provided that such Indebtedness is incurred within 90 days of the acquisition of such property) and (iii) Capitalized Lease Liabilities; provided that the aggregate amount of all Indebtedness outstanding pursuant to this clause shall not at any time exceed $7,500,000;

                  (g) Indebtedness of any U.S. Subsidiary Guarantor owing to the U.S. Borrower or any other U.S. Subsidiary Guarantor or Indebtedness of any Canadian Subsidiary Guarantor owing to the Canadian Borrower or any other Canadian Subsidiary

         Guarantor, which Indebtedness, if evidenced by one or more Intercompany Notes and payable to such Borrower or such Subsidiary Guarantor, shall be duly executed and delivered in pledge to the applicable Administrative Agent pursuant to a Security and Pledge Agreement;

                  (h) Indebtedness of Foreign Subsidiaries (other than the Canadian Borrower and its Subsidiaries) owing to the U.S. Borrower or a U.S. Subsidiary Guarantor which, when aggregated with the amount of Investments made by the Borrowers and the Subsidiary Guarantors in such Foreign Subsidiaries under clause (f) of Section 7.2.5, does not exceed $3,500,000 at any time outstanding (determined without giving effect to any write-downs or write-offs thereof), and if evidenced by one or more Intercompany Notes, shall be duly executed and delivered in pledge to the applicable Administrative Agent pursuant to a Security and Pledge Agreement (it being understood and agreed that the amount available to be drawn under a letter of credit (including any Letter of Credit) issued in support of the business or operations of such Foreign Subsidiary and with respect to which the U.S. Borrower or a U.S. Subsidiary Guarantor is obligated to reimburse the issuer thereof in respect of drawings thereunder shall constitute Indebtedness under this clause (h));

                  (i) Indebtedness of Foreign Subsidiaries that are wholly-owned Subsidiaries owing to other Foreign Subsidiaries (other than the Canadian Borrower and each Canadian Subsidiary Guarantor);

                  (j) Indebtedness of Foreign Subsidiaries incurred for working capital purposes in an aggregate principal amount at any time outstanding not to exceed $3,000,000; provided that such Indebtedness is not guaranteed by, or in any way secured by, the assets of Holdings or any of its U.S. Subsidiaries;

                  (k) (i) unsecured Indebtedness of the U.S. Borrower owing to (x) a U.S. Subsidiary Guarantor or (y) a Subsidiary that has previously executed and delivered to the Agents an Interco Subordination Agreement (or a supplement thereto) and (ii) unsecured Indebtedness of the Canadian Borrower owing to (x) a Canadian Subsidiary Guarantor or (y) a Canadian Subsidiary that has previously executed and delivered to the Agents an Interco Subordination Agreement (or a supplement thereto);

                  (l) unsecured Indebtedness of Holdings or a Borrower in respect of Permitted Seller Notes, so long as the aggregate principal amount of Permitted Seller Notes issued, when aggregated with the aggregate principal amount of Indebtedness assumed or acquired pursuant to clause (m) of this Section 7.2.2, does not exceed $5,000,000 with respect to any Permitted Seller Notes issued by the Canadian Borrower and $10,000,000 in the aggregate with respect to Permitted Seller Notes issued by Holdings and each Borrower (as such amount may be increased through interest that is capitalized or paid-in-kind);

                  (m) Indebtedness of a Person existing at the time such Person became a Subsidiary of the U.S. Borrower (such Person, an "Acquired Person"), together with all Indebtedness assumed by the U.S. Borrower, Holdings or any of their respective

         Subsidiaries in connection with any Permitted Acquisition, including any Permitted Acquisition of assets (all such Indebtedness being referred to in this clause (m) as "Assumed Indebtedness"), which does not exceed $10,000,000 in the aggregate for all Permitted Acquisitions made since the Original Closing Date, but only to the extent that such Indebtedness was not created or incurred in contemplation of such Person becoming a Subsidiary or such Permitted Acquisition;

                  (n) Indebtedness of the U.S. Borrower and its Subsidiaries in respect of Hedging Obligations incurred with respect to Indebtedness of the U.S. Borrower and its Subsidiaries otherwise permitted to be incurred hereunder to the extent (i) the notional principal amount with respect to the relevant Hedging Obligation does not exceed the principal amount of the Indebtedness to which such Hedging Obligation relates and (ii) such Hedging Obligations are not for speculative purposes;

                  (o) Indebtedness of Holdings incurred in connection with repurchases of its Capital Stock from employees, officers, directors or consultants of Holdings or its Subsidiaries upon their ceasing to be employees, officers, directors or consultants of Holdings or any such Subsidiary, as the case may be, or upon such Person's death or disability; provided that (i) the aggregate principal amount of such repurchases funded with Indebtedness does not exceed $7,500,000 in the aggregate outstanding at any time and (ii) such Indebtedness is subordinated to the Obligations on terms no less favorable to the Secured Parties than those set forth on Exhibit K hereto;

                  (p) Indebtedness of Holdings in respect of intercompany notes permitted by clause (o) of Section 7.2.5;

                  (q) guaranties by Holdings, either Borrower and the Subsidiary Guarantors of Indebtedness and lease obligations of Holdings and its Subsidiaries to the extent that such Indebtedness or lease obligations created in respect of any such guaranty would otherwise be permitted to be incurred as a direct obligation by Holdings, such Borrower or such Subsidiary Guarantor, as the case may be, under this
         Section 7.2.2 or otherwise under this Agreement;

                  (r) Indebtedness of the U.S. Borrower or any of its Subsidiaries arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business so long as such Indebtedness is extinguished within three Business Days of the incurrence thereof;

                  (s) Indebtedness of the U.S. Borrower or any of its Subsidiaries arising from agreements of the U.S. Borrower or any of its Subsidiaries providing for indemnification, adjustment of purchase price or similar obligations in respect of any Permitted Acquisition or the disposition of any business, assets or a Subsidiary of the U.S. Borrower that is permitted under this Agreement; provided that the maximum liability in respect of such Indebtedness shall at no time exceed the purchase price for such Permitted Acquisition or the gross cash proceeds actually received by the U.S. Borrower and its Subsidiaries in connection with such disposition, as the case may be;

                  (t) Indebtedness of the Canadian Borrower or any Canadian Subsidiary Guarantor owing to the U.S. Borrower or a U.S. Subsidiary Guarantor which, when aggregated with the amount of Investments made by the U.S. Borrower and the U.S Subsidiary Guarantors in the Canadian Borrower and the Canadian Subsidiary Guarantors under clause (v) of
         Section 7.2.5, does not exceed at any time outstanding $20,000,000; provided that such Indebtedness is evidenced by an intercompany note;

                  (u)      Qualifying Subordinated Debt; and

                  (v) other (i) unsecured Indebtedness of the U.S. Borrower and its Subsidiaries (other than Indebtedness of Foreign Subsidiaries owing to the U.S. Borrower or any Subsidiary Guarantor) and (ii) secured Indebtedness of Foreign Subsidiaries, in an aggregate principal amount for all such Indebtedness under this clause (v) at any time outstanding not to exceed $7,500,000;

provided that no Indebtedness otherwise permitted by clauses (f), (h) (m), (u) or (v) shall be assumed or otherwise incurred if a Default has occurred and is then continuing or would result therefrom.

         SECTION 7.2.3. Liens. Neither Holdings nor either Borrower will, nor will any of them permit any of their respective Subsidiaries to, create, incur, assume or permit to exist any Lien upon any of its property (including Capital Stock of any Person), revenues or assets, whether now owned or hereafter acquired, except:

                  (a)      Liens securing payment of the Obligations;

                  (b) until the Amendment Effective Date, Liens securing payment of Indebtedness of the type described in clause (b) of Section 7.2.2;

                  (c) Liens existing as of the Amendment Effective Date and disclosed and described in Item 7.2.3(c) of the Disclosure Schedule securing Indebtedness described in clause (c) of Section 7.2.2, and refinancings of such Indebtedness; provided that no such Lien shall encumber any additional property and the amount of Indebtedness secured by such Lien is not increased from that existing on the Amendment Effective Date (as such Indebtedness may have been permanently reduced subsequent to the Amendment Effective Date);

                  (d) Liens securing Indebtedness of the type permitted under clause (f) of Section 7.2.2; provided that (i) such Lien is granted within 90 days after such Indebtedness is incurred or any refinancing thereof permitted under such clause and (ii) such Lien secures only the assets that are the subject of the Indebtedness referred to in such clause and proceeds therefrom;

                  (e) Liens securing Indebtedness permitted by clause (m) of Section 7.2.2; provided that such Liens existed prior to such Person becoming a Subsidiary or such Permitted Acquisition occurring, were not created in anticipation thereof and do not attach to any other asset of the U.S. Borrower or any of its Subsidiaries theretofore or thereafter existing;

                  (f) Liens in favor of architects, engineers, workmen, contractors and sub-contractors, carriers, warehousemen, mechanics, materialmen and landlords granted in the ordinary course of business for amounts which are not overdue or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                  (g) Liens incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance or other forms of governmental insurance or benefits (other than Liens in favor of the PBGC), or to secure performance of tenders, statutory obligations, bids, leases or other similar obligations (other than for borrowed money) entered into in the ordinary course of business;

                  (h) Liens arising from judgments, decrees or attachments under circumstances which do not otherwise result in an Event of Default under Section 8.1.6;

                  (i) encroachments, discrepancies, easements, servitudes, restrictive covenants, land use covenants, rights-of-way, zoning restrictions, minor defects or irregularities in title and other similar encumbrances not interfering in any material respect with the marketability or use of the property to which such Lien is attached;

                  (j) Liens for Taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                  (k) Liens securing Indebtedness of the type permitted by clauses (h), (i), (j) and (v) of Section 7.2.2 and covering only assets of the Foreign Subsidiary obligated under such Indebtedness;

                  (l) Liens arising from precautionary UCC-1 financing statement filings (or the equivalent under local law) regarding operating leases, leasing contracts (credit-bail) and installment sales entered into by the U.S. Borrower or any Subsidiary of the U.S. Borrower in the ordinary course of business;

                  (m) licenses, leases or subleases which (i) have been granted in the ordinary course of business and do not interfere in any material respect with the business of the U.S. Borrower or any of its Subsidiaries and (ii) in the event granted to an Affiliate of Holdings or any of its Subsidiaries, comply with Section 7.2.13;

                  (n) restrictions imposed in the ordinary course of business on the sale or distribution of designated inventory that arise from the sale of such inventory to one or more customers;

                  (o) Liens in favor of customs or revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

                  (p) all reservations, limitations, provisos and conditions expressed in any original grant from the Crown in respect of any lands and premises of the Canadian

         Borrower or a Canadian Subsidiary or in any comparable grant in jurisdictions other than Canada, provided they do not, in the aggregate, materially detract from the value of, or materially interfere with the use or operation of the property;

                  (q) all rights of expropriation of any federal, provincial or municipal authority or agency;

                  (r) the right reserved to or vested in any municipality, governmental or other public authority by the terms of any lease, license, franchise, grant or permit acquired by the Canadian Borrower or a Canadian Subsidiary or by any statutory provisions, to terminate any such lease, license, franchise, grant or permit, or to require annual or other payments as a condition to the continuation thereof;

                  (s) applicable municipal and other governmental restrictions, including municipal by-laws and regulations, site plan, subdivision, development and other similar agreements, in each case affecting the use or subdivision of land or the nature of any structures which may be erected thereon, provided such restrictions are complied with; and

                  (t) other Liens on property of the U.S. Borrower or any of its Subsidiaries; provided that the fair market value of the property encumbered by Liens described in this clause (t), and the Indebtedness and other obligations secured thereby, does not exceed $3,750,000.

         SECTION 7.2.4. Financial Condition and Operations. Holdings and the Borrowers will not permit any of the events set forth below to occur.

                  (a) Holdings and the Borrowers will not permit the Leverage Ratio as of the last day of each Fiscal Quarter below to be greater than the ratio set forth opposite such Fiscal Quarter below:

                                                                                      Leverage
                       Fiscal Quarter                                                   Ratio
                       --------------                                                 --------
The third and fourth Fiscal Quarters of the 2003 Fiscal Year                           4.60:1

The first and second Fiscal Quarters of the 2004 Fiscal Year                           4.50:1

The third Fiscal Quarter of the 2004 Fiscal Year                                       4.25:1

The fourth Fiscal Quarter of the 2004 Fiscal Year and the first
and second Fiscal Quarters of the 2005 Fiscal Year                                     4.00:1

                                                                                      Leverage
                       Fiscal Quarter                                                   Ratio
                       --------------                                                 --------
The third Fiscal Quarter of the 2005 Fiscal Year                                       3.75:1

The fourth Fiscal Quarter of the 2005 Fiscal Year and the first
Fiscal Quarter of the 2006 Fiscal Year                                                 3.50:1

The second Fiscal Quarter of the 2006 Fiscal Year                                      3.25:1

The third Fiscal Quarter of the 2006 Fiscal Year and each Fiscal
Quarter thereafter                                                                     3.00:1

                  (b) Holdings and the Borrowers will not permit the Interest Coverage Ratio as of the last day of each Fiscal Quarter below to be less than the ratio set forth opposite such Fiscal Quarter below:

                                                                                      Interest
                      Fiscal Quarter                                               Coverage Ratio
                      --------------                                               --------------
The third and fourth Fiscal Quarters of the 2003 Fiscal Year and
the first Fiscal Quarter of the 2004 Fiscal Year                                       2.80:1

The second, third and fourth Fiscal Quarters of the 2004 Fiscal
Year and the first Fiscal Quarter of the 2005 Fiscal Year                              2.90:1

The second, third and fourth Fiscal Quarters of the 2005 Fiscal
Year and the first Fiscal Quarter of the 2006 Fiscal Year                              3.20:1

The second Fiscal Quarter of the 2006 Fiscal Year and each Fiscal
Quarter thereafter                                                                     3.50:1

                  (c) Holdings and the Borrowers will not permit the Fixed Charge Coverage Ratio as of the last day of each Fiscal Quarter below be less than the ratio set forth opposite such Fiscal Quarter set forth below:

                                                                                    Fixed Charge
                       Fiscal Quarter                                              Coverage Ratio
                       --------------                                              ---------------
The third and fourth Fiscal Quarters of the 2003 Fiscal Year, the first, second, third and fourth Fiscal Quarters of the 2004 Fiscal
Year and the first Fiscal Quarter of the 2005 Fiscal Year                              1.30:1

The second, third and fourth Fiscal Quarters of the 2005 Fiscal
Year and the first Fiscal Quarter of the 2006 Fiscal Year                              1.40:1

The second Fiscal Quarter of the 2006 Fiscal Year and each Fiscal
Quarter thereafter                                                                     1.50:1

         SECTION 7.2.5. Investments. Holdings and the Borrowers will not, and will not permit any of their respective Subsidiaries to, purchase, make, incur, assume or permit to exist any Investment in any other Person, except:

                  (a) Investments existing on the Amendment Effective Date and identified in Item 7.2.5(a) of the Disclosure Schedule;

                  (b)      cash and Cash Equivalent Investments;

                  (c) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

                  (d) Capital Expenditures to the extent permitted pursuant to Section 7.2.7;

                  (e) Investments by way of contributions to capital or purchases of Capital Stock (i) by the U.S. Borrower in any U.S. Subsidiary Guarantor or any U.S. Subsidiary Guarantor in other U.S. Subsidiary Guarantors, (ii) by Holdings or any Subsidiary in the U.S. Borrower or (iii) by the Canadian Borrower in any Canadian Subsidiary Guarantor or by any Canadian Subsidiary Guarantor in the Canadian Borrower or any other Canadian Subsidiary Guarantor;

                  (f) Investments by the U.S. Borrower, a U.S. Subsidiary Guarantor, the Canadian Borrower or a Canadian Subsidiary Guarantor by way of contributions to capital or purchases of Capital Stock of Foreign Subsidiaries, in the aggregate, not to exceed $1,000,000, net of repayments thereof and excluding, without duplication, permitted Indebtedness incurred pursuant to clause (h) of Section 7.2.2 to the extent such Indebtedness, together with all outstanding Investments under this clause (f), do not exceed $3,500,000 in the aggregate at any time outstanding;

                  (g) Investments by a Foreign Subsidiary (other than the Canadian Borrower and each Canadian Subsidiary Guarantor) in any other Foreign Subsidiary that is a wholly-owned Subsidiary;

                  (h) Investments (without duplication) that are permitted as Indebtedness pursuant to Section 7.2.2;

                  (i) Investments made by the U.S. Borrower and its Subsidiaries that constitute (i) accounts receivable arising, (ii) trade debt granted, or (iii) deposits made in connection with the purchase price of goods or services, in each case in the ordinary course of business;

                  (j)      Investments in respect of Permitted Acquisitions;

                  (k) Investments consisting of any deferred portion of the sales price received by the U.S. Borrower or any Subsidiary in connection with any Disposition permitted under Section 7.2.11;

                  (l) Investments by the U.S. Borrower and its Subsidiaries in respect of (i) payroll, moving, travel and similar advances made in the ordinary course of business to cover matters that are expected at the time of such advance ultimately to be treated as expenses (in accordance with GAAP), and (ii) loans and advances to their respective employees, officers, directors and consultants in the ordinary course of business in an aggregate amount (determined without giving effect to any write-downs or write-offs of such loans and advances) not to exceed $3,000,000 at any time outstanding;

                  (m) Investments in respect of loans or extensions of credit made by Holdings or the U.S. Borrower ("Management Loans") to employees, officers, directors or consultants ("Management Investors") of Holdings or any of its Subsidiaries in connection with their purchase of newly issued Capital Stock of Holdings ("Management Shares"), so long as the proceeds of such loans (if any) are used concurrently dollar-for-dollar for the purchase of such Management Shares and then contributed concurrently by Holdings as a capital contribution to the U.S. Borrower;

                  (n)      Restricted Payments permitted pursuant to Section
         7.2.6;

                  (o) Investments by the U.S. Borrower in the form of intercompany loans to Holdings the proceeds of which are used to make payments permitted pursuant to Section 7.2.6;

                  (p) Investments pursuant to Hedging Obligations permitted hereunder;

                  (q) Investments in respect of the ownership of the Capital Stock of Subsidiaries created or acquired in accordance with the terms of this Section 7.2.5 or Section 7.2.9;

                  (r) advances to subcontractors in the ordinary course of business;

                  (s) non-cash consideration issued to the U.S. Borrower or any of its Subsidiaries by the purchaser of assets in connection with a sale of such assets to the extent permitted by Section 7.2.11;

                  (t) other Investments by the U.S. Borrower and its Subsidiaries in an amount not to exceed $7,500,000 over the term of this Agreement, net of repayments or refunds thereof (but without regard to the effect of any write offs or write downs thereof) plus other Investments (including Investments constituting Foreign Permitted Acquisitions) to the extent financed with new equity proceeds (not subject to clause (h) of Section 3.1.1) received by Holdings (and contributed to the U.S. Borrower) or Capital Stock of Holdings;

                  (u)      Investments in respect of the Gentek Acquisition; and

                  (v) Investments by the U.S. Borrower or any U.S. Subsidiary Guarantor by way of contributions to capital or purchases of Capital Stock of the Canadian Borrower or any Canadian Subsidiary Guarantor not to exceed $7,500,000, net of repayments thereof and excluding, without duplication, permitted Indebtedness incurred pursuant to clause (t) of Section 7.2.2 to the extent such Indebtedness, together with all Investments under this clause (v), does not exceed $20,000,000 in the aggregate at any time outstanding;

provided that

                  (i) any Investment which when made complies with the requirements of clause (a), (b) or (c) of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements;

                  (ii) (ii) notwithstanding anything to the contrary contained above in this Section 7.2.5, to the extent that any Designated U.S. Subsidiary Guarantor has theretofore received an Investment pursuant to clause (e) (i) above (exclusive of any Investment from another Designated U.S. Subsidiary Guarantor) and such Designated U.S. Subsidiary Guarantor thereafter makes a Restricted Payment pursuant to clause (c)(i) of Section 7.2.6 to a Foreign Subsidiary, the amount of such Restricted Payment (up to the amount of any such Investment theretofore received by such Designated U.S. Subsidiary Guarantor which has not theretofore been repaid, refunded or returned (including, without limitation, by way of an Investment or as a Restricted Payment) to the U.S. Borrower or U.S. Subsidiary Guarantor that made such Investment) shall be treated as an Investment made in such Foreign Subsidiary pursuant to clause (t) or (v) above, as applicable (it being understood that any repayment, refund or return of such Investment to the U.S. Borrower or U.S. Subsidiary Guarantor shall be treated as a return of the initial Investment made in such Designated U.S. Subsidiary Guarantor); and

                  (iii)    no Investment otherwise permitted by clauses (f),
         (j), (t), (u) or (v) shall be permitted to be made if any Default has occurred and is continuing or would result therefrom.

         SECTION 7.2.6. Restricted Payments, etc. Holdings and the Borrowers will not, and will not permit any of their respective Subsidiaries to, declare or make a Restricted Payment, or make any deposit for any Restricted Payment, except:

                  (a) the U.S. Borrower may make Restricted Payments to Holdings for the purpose of paying, so long as all proceeds are promptly used by Holdings to pay, (i) reasonable fees for audit, legal and similar administrative services and other corporate overhead, (ii) customary fees to non-officer directors of Holdings who are not Affiliates of Holdings, (iii) out-of-pocket expenses to directors or observers of the board of directors of Holdings and (iv) taxes payable by Holdings;

                  (b) so long as at the time of such purchase (and after giving effect thereto) there shall exist no Default, Holdings may (and the Borrowers may make Restricted Payments to Holdings to permit Holdings to) repurchase Management Shares from any Management Investor or repay (or make interest payments on) Indebtedness incurred pursuant to clause (o) of Section 7.2.2 (i) with proceeds of the key-man life insurance maintained on the life of such Management Investor and (ii) with cash in an aggregate amount not exceeding $2,500,000 per year up to a maximum aggregate amount equal to $10,000,000 over the term of this Agreement; provided that to the extent the amount of cash used to make such repurchases (or repayments and payments of such Indebtedness) in any Fiscal Year is less than $2,500,000, 100% of such unused amount may be carried forward to succeeding Fiscal Years and utilized to make such repurchases (or repayments and payments of such Indebtedness) in such succeeding Fiscal Years (up to such maximum amount);

                  (c) (i) any Subsidiary of the U.S. Borrower may make Restricted Payments to (x) the U.S. Borrower, (y) to any wholly-owned U.S. Subsidiary of the U.S. Borrower or (z) to any wholly-owned Subsidiary of the U.S. Borrower which owns an equity interest in such Subsidiary and (ii) any non-wholly-owned U.S. Subsidiary of the U.S. Borrower may make Restricted Payments to its shareholders generally so long as the U.S. Borrower or its Subsidiary which owns the equity interest in the Subsidiary making such Restricted Payment receives at least its proportionate share thereof (based upon its relative holding of the equity interests in the Subsidiary making such Restricted Payment);

                  (d) so long as no Default then exists or would result therefrom, the U.S. Borrower may make Restricted Payments to Holdings at the times, and in the amounts, necessary to enable Holdings to make any regularly scheduled interest or principal payments that are due and payable on any Permitted Seller Notes or in respect of any Qualifying Subordinated Debt to the extent that such payments are permitted to be made pursuant to Section 7.2.8; and

                  (e) repurchases of Capital Stock of Holdings deemed to occur upon the exercise of stock options if such Capital Stock represents a portion of the exercise price thereof and so long as no cash is paid or distributed by Holdings or any of its Subsidiaries in connection therewith.

         SECTION 7.2.7. Capital Expenditures, etc.

                  (a) Subject (in the case of Capitalized Lease Liabilities) to clause (f) of Section 7.2.2, the Borrowers will not, and will not permit any of their respective Subsidiaries to, make or commit to make any Capital Expenditures on or after the Amendment Effective Date, other than Capital Expenditures made or committed to be made by a Borrower and its respective Subsidiaries in any Fiscal Year (or, in the case of the 2003 Fiscal Year, for the period from the Amendment Effective Date through December 31, 2003) which in the aggregate do not exceed (i) $22,500,000 for the 2003 and 2004 Fiscal Years (or such portion of the 2003 Fiscal Year, as the case may be) and
         (ii) $17,500,000 for any Fiscal Year thereafter; provided that to the extent that Capital Expenditures made by the Borrowers and their respective Subsidiaries during any Fiscal Year (or portion thereof) are less than the maximum amount permitted to be made for such Fiscal Year 100% of such unused amount (each such amount, a "carry-forward amount") may be carried forward to the immediately succeeding Fiscal Year and utilized to make Capital Expenditures in such succeeding Fiscal Year (it being understood and agreed that no carry forward amount may be carried beyond the Fiscal Year immediately succeeding the Fiscal Year in which it arose); provided, further, that, in addition to the foregoing, from and after the consummation of any Permitted Acquisition, the maximum Capital Expenditure amounts set forth above for each Fiscal Year shall be increased by an amount equal to 3% of the gross sales of each Person or business acquired in each such Permitted Acquisition for the 12 month period most recently ended prior to the consummation of such Permitted Acquisition for which financial statements are available for such Person or business (provided that the Capital Expenditure amount for the Fiscal Year in which such Permitted Acquisition is consummated shall only be increased by the amount set forth above in this proviso multiplied by a fraction the numerator of which is the number of days remaining in such Fiscal Year and the denominator of which is 365 or 366, as the case may be).

                  (b) In addition to any Capital Expenditures permitted pursuant to clause (a) above, the Borrowers and their respective Subsidiaries may make Capital Expenditures (i) with Net Casualty Proceeds and Net Disposition Proceeds to the extent permitted by clauses (d) and (e) of Section 3.1.1, (ii) with Net Equity Proceeds or other equity proceeds not required to be applied to repay Term Loans pursuant to clause (h) of Section 3.1.1, (iii) with Excess Cash Flow for the immediately preceding Fiscal Year retained by the Borrowers and not required to be applied to repay Term Loans pursuant to clause (f) of Section 3.1.1, (iv) with respect to the West Salem, Ohio facility in an aggregate amount not to exceed $8,000,000 (inclusive of any Capital Expenditures made with respect thereto since the Original Closing Date) to fully in-source the window lineal extrusion production capacity of such facility and (v) from and after January 1, 2005, so long as the Leverage Ratio is less than 2.50:1 as set forth in the most recent Compliance Certificate delivered pursuant to clause (e) of Section 7.1.1, an additional amount not to exceed $5,000,000. For the avoidance of doubt, any portion of any Permitted Acquisition that is permitted under Section 7.2.5 that is accounted for as Capital Expenditure shall not constitute a Capital Expenditure for purposes of this Section 7.2.7 (provided that the aggregate limit for Permitted Acquisitions shall be decreased dollar-for-dollar by the amount expended in respect of such Permitted Acquisition that is so accounted as a Capital Expenditure).

         SECTION 7.2.8. No Prepayment of Subordinated Debt. Except as otherwise permitted by clauses (b) and (d) of Section 7.2.6, Holdings and the Borrowers will not, and will not permit any of their respective Subsidiaries to, (i) make any payment or prepayment of principal of, or premium or interest on, any Subordinated Debt (A) other than the stated, scheduled payment of principal or interest set forth in the applicable Other Debt Documents related to such Indebtedness, or (B) which would violate the terms of this Agreement or the applicable Other Debt Documents related to such Indebtedness, (ii) redeem, retire, purchase, defease or otherwise acquire any Subordinated Debt, or (iii) make any deposit (including the payment of amounts into a sinking fund or other similar fund) for any of the foregoing purposes.

         SECTION 7.2.9. Capital Stock of Subsidiaries. Holdings and the Borrowers will not, and will not permit any of their respective Subsidiaries to, issue any Capital Stock (whether for value or otherwise), other than (x) Capital Stock of Holdings (other than Redeemable Capital Stock not otherwise permitted to be issued pursuant to Section 7.2.2), (y) Capital Stock of the U.S. Borrower issued to Holdings and pledged pursuant to the Holdings Pledge Agreement and (z) in the case of Subsidiaries of the U.S. Borrower, Capital Stock issued (i) to the U.S. Borrower or another Subsidiary of the U.S. Borrower, (ii) for purposes of transfers permitted under this Agreement and replacements of then outstanding shares of Capital Stock, (iii) for purposes of stock splits, stock dividends and additional issuances which are permitted under this Agreement and do not decrease the percentage ownership of the U.S. Borrower or any of its Subsidiaries in any class of the Capital Stock of such Subsidiaries, (iv) with respect to Foreign Subsidiaries, to qualify directors or local nationals to the extent (but only to the extent) required by applicable law, (v) in respect of Subsidiaries formed after the Amendment Effective Date and permitted pursuant to this Agreement and (vi) issuances of Capital Stock permitted pursuant to Section 7.2.5; provided that the Capital Stock of all direct wholly-owned U.S. Subsidiaries of the U.S. Borrower shall be pledged pursuant to the U.S. Borrower Pledge and Security Agreement.

         SECTION 7.2.10. Consolidation, Merger, Acquisitions, etc. Holdings and the Borrowers will not, and will not permit any of their respective Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other Person, or otherwise enter into or consummate any acquisition of any Person or all or substantially all of the assets of any Person or any business of such Person, except

                  (a) (i) any Subsidiary of the U.S. Borrower (other than the Canadian Borrower or any of its Subsidiaries) (for purposes of this clause (a)(i), a "Subject U.S. Borrower Subsidiary") may liquidate or dissolve voluntarily into, and may merge with and into, the U.S. Borrower (so long as the U.S. Borrower is the continuing or surviving corporation) or any other Subject U.S. Borrower Subsidiary (provided that a Subsidiary Guarantor that is a Subject U.S. Borrower Subsidiary may only liquidate or dissolve into, or merge with and into, the U.S. Borrower or another Subsidiary Guarantor that is a Subject U.S. Borrower Subsidiary), and the assets or Capital Stock of any Subject U.S. Borrower Subsidiary may be purchased or otherwise acquired by the U.S. Borrower or any other Subject U.S. Borrower Subsidiary (provided that the assets or Capital Stock of any Subsidiary Guarantor may only be purchased or otherwise acquired by the U.S.

         Borrower or another Subsidiary Guarantor that is a Subject U.S. Borrower Subsidiary); provided, further, that in no event shall any Pledged Subsidiary that is a Subject U.S. Borrower Subsidiary consolidate with or merge with and into any Subsidiary other than another Pledged Subsidiary unless after giving effect thereto, the applicable Administrative Agent shall have a perfected pledge of, and security interest in and to, at least the same percentage of the issued and outstanding interests of Capital Stock (on a fully diluted basis) of the surviving Person as such Administrative Agent had immediately prior to such merger or consolidation in form and substance satisfactory to such Administrative Agent, pursuant to such documentation and opinions as shall be necessary in the reasonable opinion of such Administrative Agent to create, perfect or maintain the collateral position of the Secured Parties therein; and

                  (ii) any Subsidiary of the Canadian Borrower may liquidate or dissolve voluntarily into, and may merge with and into, the Canadian Borrower (so long as the Canadian Borrower is the continuing or surviving corporation) or any other Subsidiary of the Canadian Borrower (provided that a Canadian Subsidiary Guarantor may only liquidate or dissolve into, or merge with and into, the Canadian Borrower or another Canadian Subsidiary Guarantor), and the assets or Capital Stock of any Subsidiary of the Canadian Borrower may be purchased or otherwise acquired by the Canadian Borrower or any other Subsidiary of the Canadian Borrower (provided that the assets or Capital Stock of any Canadian Subsidiary Guarantor may only be purchased or otherwise acquired by the Canadian Borrower or another Canadian Subsidiary Guarantor); provided, further, that in no event shall any Pledged Subsidiary that is a Subsidiary of the Canadian Borrower consolidate with or merge with and into any Subsidiary other than another Pledged Subsidiary that is a Subsidiary of the Canadian Borrower unless after giving effect thereto, the applicable Administrative Agent shall have a perfected pledge of, and security interest in and to, at least the same percentage of the issued and outstanding interests of Capital Stock (on a fully diluted basis) of the surviving Person as such Administrative Agent had immediately prior to such merger or consolidation in form and substance satisfactory to such Administrative Agent, pursuant to such documentation and opinions as shall be necessary in the reasonable opinion of such Administrative Agent to create, perfect or maintain the collateral position of the Secured Parties therein;

                  (b) Permitted Acquisitions in accordance with the definition hereof and, without duplication, Investments as, and to the extent, permitted by Section 7.2.5; and

                  (c)      the Gentek Acquisition.

         SECTION 7.2.11. Permitted Dispositions. Holdings and the Borrowers will not, and will not permit any of their respective Subsidiaries to, Dispose of any of such Borrower's or such Subsidiaries' assets (including accounts receivable, Capital Stock of Subsidiaries or any proceeds thereof) to any Person, in one transaction or series of transactions, except for the following:

                  (a) Dispositions of (i) inventory Disposed of in the ordinary course of its business, (ii) assets which are obsolete, worn out or otherwise no longer useful in the business of the U.S. Borrower and its Subsidiaries in the good faith judgment of management or (iii) other assets with a fair market value of $75,000 or less (up to an aggregate amount not to exceed $750,000 in any year);

                  (b)      Dispositions permitted by Section 7.2.10;

                  (c) Dispositions made pursuant to non-exclusive licensing arrangements entered into by the U.S. Borrower or any of its Subsidiaries with respect to any of its intellectual property in the ordinary course of its business;

                  (d) (i) Dispositions for not less than the fair market value of the assets to be Disposed, (ii) the consideration received by the U.S. Borrower or applicable Subsidiary consists of at least 75% cash, (iii) the net book value of such assets, together with the net book value of all other assets Disposed of pursuant to this clause (d), does not exceed $3,000,000 in any Fiscal Year or $15,000,000 over the term of this Agreement and (iv) immediately prior to and after giving effect to such Disposition no Default shall have occurred and be continuing;

                  (e) Dispositions in respect of the sale or exchange of specific items of equipment, so long as the purpose of each such sale or exchange is to acquire (and results within 120 days of such sale or exchange in the acquisition of) replacement items of equipment which are the functional equivalent of the item of equipment so sold or exchanged;

                  (f)      [INTENTIONALLY OMITTED];

                  (g) Dispositions in respect of the sale or discount of receivables in the ordinary course of business and not as part of any financing transaction;

                  (h) Dispositions in respect of leases or subleases granted to other Persons in the ordinary course of business;

                  (i) the Disposition of (i) the vinyl manufacturing operations located at the Freeport, Texas facility of the U.S. Borrower, (ii) the business operations and assets related to the fence, deck, rail and garage door operations of the U.S. Borrower located primarily at the West Salem, Ohio facility and (iii) the vinyl window manufacturing operations and related assets of Gentek U.S. located at the Richmond, Virginia facility; provided that, in each case, the consideration received by the U.S. Borrower and Gentek U.S., as the case may be (x) shall not be less than the fair market value of the equipment, assets or operations to be Disposed of and (y) shall consist of at least 75% cash;

                  (j) without duplication, Dispositions in respect of sales or leasebacks permitted under Section 7.2.15; and

                  (k) (i) Dispositions by the U.S. Borrower to a U.S. Subsidiary Guarantor, (ii) Dispositions by a U.S. Subsidiary Guarantor to the U.S. Borrower or another U.S. Subsidiary Guarantor, (iii) Dispositions by the Canadian Borrower to a Canadian Subsidiary Guarantor, (iv) Dispositions by a Canadian Subsidiary Guarantor to the Canadian Borrower or another Canadian Subsidiary Guarantor, (v) Dispositions by a

         Foreign Subsidiary (other than the Canadian Subsidiary or any of its Subsidiaries) to another Foreign Subsidiary (other than the Canadian Borrower or any of its Subsidiaries), (vi) Dispositions to the U.S. Borrower or any Subsidiary of the U.S. Borrower by a Subsidiary of the U.S. Borrower in the ordinary course of its business and (vii) other Dispositions to the U.S. Borrower or any Subsidiary of the U.S. Borrower so long as each such Disposition is consummated for not less than fair market value of the assets to be Disposed of and is otherwise in compliance with the terms of Section 7.2.13.

         SECTION 7.2.12. Modification of Certain Agreements. Holdings and the Borrowers will not, and will not permit any of their respective Subsidiaries to, consent to any amendment, supplement, waiver or other modification of, or enter into any forbearance from exercising any rights with respect to the terms or provisions (i) of any of the Subordinated Debt, other than any amendment, supplement, waiver or modification for which no fee is payable to the holders of such Subordinated Debt and which (x) extends the date or reduces the amount of any required repayment, prepayment or redemption of the principal of such Subordinated Debt, (y) reduces the rate or extends the date for payment of the interest, premium (if any) or fees payable on such Subordinated Debt or (z) makes the covenants, events of default or remedies in respect of such Subordinated Debt less restrictive on the obligors thereunder, or (ii) any of the other Material Transaction Documents other than any amendment, supplement, waiver or modification which would not impair, or in any manner be adverse to, the right, interests or obligations of any Secured Party under any Loan Document or (iii) any Organic Document of Holdings, each Borrower or any of their respective Subsidiaries, other than any amendment, supplement, waiver or modification which would not impair, or in any manner be adverse to, the rights, interests or obligations of any Secured Party under any Loan Document.

         SECTION 7.2.13. Transactions with Affiliates. Holdings and the Borrowers will not, and will not permit any of their respective Subsidiaries to, enter into or cause or permit to exist any arrangement, transaction or contract (including for the purchase, lease or exchange of property or the rendering of services) with any of its other Affiliates, unless such arrangement, transaction or contract is on terms customary for similar arrangements, transactions or contracts entered into by Persons generally and such terms are no less favorable to Holdings or such Subsidiary than it could obtain in an arm's-length transaction with a Person that is not an Affiliate, except:

                  (a) Restricted Payments may be made to the extent provided in Section 7.2.6;

                  (b) (i) transactions exclusively between or among the U.S. Borrower and one or more U.S. Subsidiary Guarantors that are wholly-owned Subsidiaries of the U.S. Borrower or exclusively between or among such U.S. Subsidiary Guarantors, (ii) transactions exclusively between or among the Canadian Borrower and one or more Canadian Subsidiary Guarantors that are wholly-owned Subsidiaries of the Canadian Borrower or exclusively between or among such Canadian Subsidiary Guarantors and (iii) transactions exclusively between or among a Foreign Subsidiary and another Foreign Subsidiary (other than any transaction involving a Foreign Subsidiary which is a Canadian Subsidiary);

                  (c) Holdings and its Subsidiaries may conduct any transaction otherwise permitted pursuant to (i) clauses (c), (g), (h),
         (i), (k), (o), (p), (q), (t) and (v) of Section 7.2.2, (ii) clauses
         (c), (i), (k) and (m) of Section 7.2.3, (iii) clauses (a), (e), (f),
         (g), (l), (m), (o), (q), (t) and (v) of Section 7.2.5, (iv) Section 7.2.6, Section 7.2.9, (vi) clause (a) of Section 7.2.10 and (vii) to the extent otherwise permitted pursuant to clause (c)(i) above, clause
         (h) of Section 7.2.5;

                  (d) the U.S. Borrower and its Subsidiaries may make payments to Harvest Partners and its Affiliates pursuant to the Management Agreement as in effect on the Original Closing Date; provided that the Harvest Fee (as defined in the Management Agreement) shall not be payable during the continuance of an Event of Default, but instead shall be accrued and be payable upon the cure or waiver of any such Event of Default;

                  (e) customary fees to non-officer directors of Holdings and its Subsidiaries;

                  (f) employment, employee benefit, consulting and indemnity arrangements with officers, directors, employees and consultants of Holdings and its Subsidiaries in the ordinary course of business; and

                  (g) management services fees, licensing fees and other similar fees paid to the U.S. Borrower or a U.S. Subsidiary Guarantor by any Subsidiary of the U.S. Borrower.

Except for the transactions permitted above pursuant to this Section 7.2.13 or pursuant to clause (k) of Section 7.2.11, (i) prior to entering into any transaction or series related transactions with any Affiliate of a Borrower or any Affiliate of a Borrower's Subsidiaries involving or having a value in excess of $2,000,000 such Borrower shall deliver to the Agents a certificate of an Authorized Officer stating that, in the good faith determination of the Board of Directors of such Borrower (as evidenced by a resolution), the transaction is on terms in all material respects no less favorable to Holdings, the Borrowers or any of their respective Subsidiaries, as the case may be, than could be obtained from an unaffiliated party and (ii) Holdings, the Borrowers or any of their respective Subsidiaries shall not enter into any transaction with any of their respective Affiliates involving or having a value of more than $15,000,000 or if there is no member of the Board of Directors of such Borrower who does not have any direct or indirect financial interest in or with respect to the transaction being considered, unless Holdings, such Borrower or such Subsidiary, as the case may be, has received an opinion from an independent financial advisor to the effect that such transaction (or series of transactions) is fair to Holdings, such Borrower or such Subsidiary, as the case may be, from a financial point of view.

         SECTION 7.2.14. Restrictive Agreements, etc. Holdings and the Borrowers will not, and will not permit any of their respective Subsidiaries to, enter into any agreement prohibiting

                  (a) the creation or assumption of any Lien upon any properties, revenues or assets of any Obligor, whether now owned or hereafter acquired, for the benefit of any Secured Party;

                  (b) the ability of any Obligor to amend or otherwise modify any Loan Document; or

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                  (c)      the ability of any Subsidiary to make any payments,
         directly or indirectly, to either Borrower, including by way of dividends, advances, repayments of loans, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or transfer any of its assets or property to either Borrower.

The foregoing prohibitions shall not apply to restrictions contained (i) in any Loan Document, (ii) in the case of clauses (a) and (c), in any agreement governing any Indebtedness permitted by clause (f) of Section 7.2.2 as to the assets financed with the proceeds of such Indebtedness and (iii) in the case of clauses (a) and (c), pursuant to (A) applicable law, (B) customary non-assignment provisions in leases or other contracts, (C) customary provisions restricting the transfer of property or assets that are subject to a Permitted Lien or an agreement to transfer such property or assets and (D) in any agreement governing any Indebtedness permitted by clauses (j), (d), (m), (n) and
(v)(ii) of Section 7.2.2; provided that, (x) with respect to any such Indebtedness of the type permitted by clause (m) of Section 7.2.2, this clause
(D) shall only apply with respect to agreements in effect as of the time such Indebtedness is assumed and (y) with respect to any such Indebtedness of the type permitted by clause (n) of Section 7.2.2, this clause (D) shall only apply with respect to agreements entered into with one or more Lenders or an Affiliate thereof and which contain restrictions no more restrictive than those contained in this Agreement.

         SECTION 7.2.15. Sale and Leaseback. Holdings and the Borrowers will not, and will not permit any of their respective Subsidiaries to, directly or indirectly enter into any agreement or arrangement providing for the sale or transfer by it of any property (now owned or hereafter acquired) to a Person and the subsequent lease or rental of such property or other similar property from such Person; provided that the U.S. Borrower and its Subsidiaries may enter into any agreement or arrangement providing for the sale or transfer by it of any property (now owned or hereafter acquired) to a Person and the subsequent lease or rental of such property or other similar property from such Person so long as at the time of determination the present value (discounted at the interest rate implicit in the lease) of the obligation of the lessee of the property subject to such sale and leaseback transaction for rental payments during the remaining term of the lease included in such transaction, including any period for which such lease has been extended or may, at the option of the lessor, be extended or until the earliest date on which the lessee may terminate such lease without penalty or upon payment of penalty (in which case the rental payments shall include such penalty), after excluding all amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water, utilities and similar charges, does not exceed at any time $3,750,000.

         SECTION 7.2.16. Take or Pay Contracts. Holdings and the Borrowers will not, and will not permit any of their respective Subsidiaries to, enter into or be a party to any arrangement for the purchase of materials, supplies, other property or services if such arrangement by its express terms requires that payment be made by Holdings, such Borrower or such Subsidiary regardless of whether such materials, supplies, other property or services are delivered or furnished to it except in the ordinary course of business and consistent with past practices.

         SECTION 7.2.17. Fiscal Year. Except as contemplated by the definition of Fiscal Year, the U.S. Borrower will not change its Fiscal Year.

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         SECTION 7.2.18. Activities of Holdings. Notwithstanding any provision to the contrary herein and without limiting the effect of any provision contained in this Article VII, Holdings will not (a) create, incur, assume or suffer to exist any Indebtedness (other than (i) Indebtedness in respect of the guaranty contained in Article IX, Permitted Seller Notes, Qualifying Subordinated Debt and the repurchase of its Capital Stock, and (ii) as provided in clauses (o), (p), and (q) of Section 7.2.2), (b) create, assume, or suffer to exist any Lien upon, or grant any options or other rights with respect to, any of its revenues, property or other assets, whether now owned or hereafter acquired (other than as provided in clauses (a) and (j) of Section 7.2.3), (c) wind-up, liquidate or dissolve itself (or suffer to exist any of the foregoing), consolidate or amalgamate with or merge into or with any other Person, or convey, sell, transfer, lease or otherwise dispose of all or any part of its assets, in one transaction or a series of transactions, to any Person or Persons, (d) create, incur, assume or suffer to exist any Investment in any Person (other than its continuing ownership of all the shares of Capital Stock of the U.S. Borrower and Investments otherwise permitted under Section 7.2.5),
(e) declare or make a Restricted Payment, or make any deposit for any Restricted Payment (other than provided in Section 7.2.6), (f) permit to be taken any action that would result in a Change in Control or (g) engage in any other business activity except in compliance with its Obligations under the Loan Documents and except for any business activity that Holdings is expressly permitted to conduct pursuant to a specific provision hereunder.

                                  ARTICLE VIII
                                EVENTS OF DEFAULT

         SECTION 8.1. Listing of Events of Default. Each of the following events or occurrences described in this Article shall constitute an "Event of Default".

         SECTION 8.1.1. Non-Payment of Obligations. Either Borrower shall default in the payment or prepayment when due of

                  (a) any principal of any Loan, any Reimbursement Obligation or any deposit of cash for collateral purposes pursuant to
         Section 2.6.4; or

                  (b)      any interest on any Loan, any fee described in
         Article III or any other monetary Obligation, and such default shall continue unremedied for a period of three Business Days after such amount was due.

         SECTION 8.1.2. Breach of Warranty. Any representation or warranty of any Obligor made or deemed to be made in any Loan Document (including any certificates delivered pursuant to Article V of the Original Credit Agreement or
Article III of the Amendment Agreement) is or shall be incorrect when made or deemed to have been made in any material respect.

         SECTION 8.1.3. Non-Performance of Certain Covenants and Obligations. Holdings or either Borrower shall default in the due performance or observance of any of its obligations under clause (g) of Section 7.1.1, clause (a)(i) of
Section 7.1.2 or Section 7.2.

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         SECTION 8.1.4. Non-Performance of Other Covenants and Obligations. (a)
Holdings or either Borrower shall default in the due performance or observance of any of its obligations under clause (a), (b), (c), (d) or (e) of Section
7.1.1 and such default shall continue unremedied for a period of 30 days.

         (b) Holdings or either Borrower shall default in the due performance or observance of any of its obligations under Section 7.1.1 (other than clause (a), (b), (c), (d), (e) or (g) thereof), 7.1.8, 7.1.9, 7.1.10 or
Section 7.1.11 and such default shall continue unremedied for a period of 30 days; or any Obligor shall default in the due performance and observance of any agreement contained in any Loan Document executed by it (other than the agreements described in Section 8.1.1, 8.1.2, 8.1.3 or clause (a) of Section 8.1.4), and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the U.S. Borrower by any Agent or the Required Lenders.

         SECTION 8.1.5. Default on Other Indebtedness. A default shall occur in the payment of any amount when due (subject to any applicable grace period), whether by acceleration or otherwise, of any principal or stated amount of, or interest or fees on, any Indebtedness (other than Indebtedness described in Section 8.1.1) of Holdings, either Borrower or any of their respective Subsidiaries having a principal or stated amount, individually or in the aggregate, in excess of $7,500,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become due and payable or to require such Indebtedness to be prepaid, redeemed, purchased or defeased, or require an offer to purchase or defease such Indebtedness to be made, prior to its expressed maturity.

         SECTION 8.1.6. Judgments. Any judgment or order for the payment of money, individually or in the aggregate, in excess of $7,500,000 (exclusive of any amounts fully covered by insurance (less any applicable deductible) to the extent the provider of such insurance is not denying its liability with respect thereto) shall be rendered against Holdings, either Borrower or any of their respective Subsidiaries and such judgment shall not have been paid, vacated or discharged or stayed or bonded pending appeal within 30 days after the entry thereof or enforcement proceedings shall have been commenced by any creditor upon such judgment or order.

         SECTION 8.1.7. Pension Plans.

                  (a) Any of the following events shall occur with respect to any U.S. Pension Plan or U.S. Multiemployer Plan: (i) the institution of any steps by Holdings, either Borrower, any member of the Controlled Group or any other Person to terminate a U.S. Pension Plan if, as a result of such termination, Holdings, either Borrower or any such member is required to make a contribution to such U.S. Pension Plan, or could reasonably be expected to incur a liability or obligation to such U.S. Pension Plan, in an amount in excess of $5,000,000, (ii) a contribution failure occurs with respect to any U.S. Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA in an amount in excess of

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

         $5,000,000 or (iii) the complete or partial withdrawal of any of Holdings, the U.S. Borrower or any member of the Controlled Group from a U.S. Multiemployer Plan that results in or would reasonably be likely to result in withdrawal liability of Holdings or any of its Subsidiaries in an amount in excess of $5,000,000 or a Material Adverse Effect.

                  (b) Any of the following events shall occur with respect to any Canadian Pension Plan or Canadian Welfare Plan: (i) the institution of any steps by Holdings, either Borrower, a Subsidiary or any other Person to terminate any Canadian Pension Plan if, as a result of such termination, Holdings or any of its Subsidiary is required to make an additional contribution to such Canadian Pension Plan, or could reasonably be expected to incur a liability or obligation to such Canadian Pension Plan, in an amount in excess of $5,000,000; (ii) a contribution failure occurs with respect to any Canadian Pension Plan in an amount in excess of $5,000,000; (iii) the taking of any action with respect to a Canadian Pension Plan which could reasonably be likely to result in the requirement that Holdings or any of its Subsidiaries furnish a bond or other security to such Canadian Pension Plan or any applicable regulatory authority that, individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect, or (iv) the occurrence of any event with respect to any Canadian Pension Plan that results in or would reasonably be likely to result in the incurrence by Holdings or any of its Subsidiaries of any liability, fine or penalty, or any increase in a liability, including without limitation a contingent liability, of Holdings or any of its Subsidiaries in an amount in excess of $5,000,000 with respect to any Canadian Pension Plan or Canadian Welfare Plan benefit.

         SECTION 8.1.8. Change in Control. Any Change in Control shall occur.

         SECTION 8.1.9. Bankruptcy, Insolvency, etc. Holdings, either Borrower or any Material Subsidiary shall

                  (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness generally to pay, debts as they become due;

                  (b) apply for, consent to or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for any substantial part of the property of any thereof, or make a general assignment for the benefit of creditors;

                  (c) in the absence of such application, consent, sufferance or assignment, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days; provided that Holdings and each Borrower (for themselves and their Material Subsidiaries) hereby expressly authorize each Secured Party to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents;

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

                  (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding, in respect thereof, and, if any such case or proceeding is not commenced by Holdings, such Borrower or any such Material Subsidiary, such case or proceeding shall be consented to or acquiesced in by such Person or shall result in the entry of an order for relief or shall remain for 60 days undismissed; provided that Holdings and each Borrower (for themselves and their Material Subsidiaries) hereby expressly authorize each Secured Party to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; or

                  (e) take any board of director action authorizing, or in furtherance of, any of the foregoing.

         SECTION 8.1.10. Impairment of Security, etc. Any material provision of any Loan Document or any Lien granted thereunder with respect to any material assets shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; any Obligor shall contest in any manner such effectiveness, validity, binding nature or enforceability; or, except as permitted under any Loan Document, any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien.

         SECTION 8.1.11. Failure of Subordination. Unless otherwise waived or consented to by the Required Lenders, the Agents and the Issuers in writing, the subordination provisions relating to any Subordinated Debt (the "Subordination Provisions") shall fail to be enforceable by the Lenders, the Agents and the Issuers in material accordance with the terms thereof or the monetary Obligations shall fail to constitute "Senior Indebtedness" (or a similar term) referring to the Obligations; or any Obligor shall disavow or contest in any manner, or shall support or fail to contest any holder of Subordinated Debt which disavows or contests in any manner, (i) the effectiveness, validity or enforceability of any of the material Subordination Provisions, (ii) that the Subordination Provisions exist for the benefit of the Lenders, the Agents and the Issuers or (iii) that all payments of principal of or premium and interest on the Subordinated Debt, or realized from the liquidation of any property of any Obligor, shall be subject to any of such Subordination Provisions.

         SECTION 8.1.12. [INTENTIONALLY OMITTED].

         SECTION 8.2. Action if Bankruptcy. If any Event of Default described in clauses (a) through (d) of Section 8.1.9 shall occur with respect to (a) the U.S. Borrower, the U.S. Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding U.S. Loans and all other Obligations (including Reimbursement Obligations) related thereto shall automatically be and become immediately due and payable by the U.S. Borrower, without notice or demand to any Person, and the U.S. Borrower shall automatically and immediately be obligated to Cash Collateralize all U.S. Letter of Credit Outstandings and (b) the Canadian Borrower, the Canadian Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Canadian Loans and all other Obligations (including Reimbursement Obligations)

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

related thereto shall automatically be and become immediately due and payable by the Canadian Borrower, without notice or demand to any Person, and the Canadian Borrower shall automatically and immediately be obligated to Cash Collateralize (in the relevant Currency) all Canadian Letter of Credit Outstandings and Canadian BAs in respect of which any Lender has not received payout in full.

         SECTION 8.3. Action if Any Event of Default. If any Event of Default shall occur for any reason, whether voluntary or involuntary, and be continuing, the U.S. Administrative Agent, upon the written direction of the Required Lenders, shall by notice to the Borrowers declare all or any portion of the outstanding principal amount of the Loans and other Obligations (including Reimbursement Obligations), other than Loans and other Obligations which have become due and payable pursuant to Section 8.2, to be due and payable by the Borrowers and/or the relevant Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the relevant Commitments shall terminate and the Borrowers shall automatically and immediately be obligated to Cash Collateralize (in the relevant Currency) all Letter of Credit Outstandings and Canadian BAs in respect of which any Lender has not received payout in full.

                                   ARTICLE IX
                                HOLDINGS GUARANTY

         SECTION 9.1. Guaranty. Holdings hereby absolutely, unconditionally and irrevocably

                  (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrowers now or hereafter existing, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section 502(b) and Section 506(b)), and

                  (b) indemnifies and holds harmless each Secured Party and each holder of a Note for any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by such Secured Party or such holder, as the case may be, in enforcing any rights under the guaranty set forth in this Article IX.

The guaranty set forth in this Article IX constitutes a guaranty of payment when due and not of collection, and Holdings specifically agrees that it shall not be necessary or required that any Secured Party or any holder of any Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against either Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of Holdings under the guaranty set forth in this
Article IX.

         SECTION 9.2. Acceleration of Holdings Guaranty. Holdings agrees that, in the event of the occurrence of an Event of Default described under Section
8.1.9 with respect to either

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Borrower, and if such event shall occur at a time when any of the Obligations of such Borrower and each other Obligor may not then be due and payable, Holdings agrees that it will pay to the Administrative Agents for the account of the Secured Parties forthwith the full amount which would be payable under the guaranty set forth in this Article IX by Holdings if all such Obligations were then due and payable.

         SECTION 9.3. Guaranty Absolute, etc. The guaranty set forth in this
Article IX shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of the Borrowers and each other Obligor have been paid in full in cash, all obligations of Holdings under the guaranty set forth in this
Article IX shall have been paid in full in cash, all Letters of Credit have been terminated or expired and all Commitments shall have terminated. Holdings guarantees that the Obligations of the Borrowers will be paid strictly in accordance with the terms of this Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party or any holder of any Note with respect thereto. The liability of Holdings under the guaranty set forth in this Article IX shall be absolute, unconditional and irrevocable irrespective of:

                  (a) any lack of validity, legality or enforceability of this Agreement, any Note or any other Loan Document;

                  (b) the failure of any Secured Party or any holder of any Note

                           (i) to assert any claim or demand or to enforce any right or remedy against either Borrower, any other Obligor or any other Person (including any other guarantor (including Holdings)) under the provisions of this Agreement, any Note, any other Loan Document or otherwise, or

                           (ii) to exercise any right or remedy against any other guarantor (including Holdings) of, or collateral securing, any Obligations of either Borrower;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of either Borrower, or any other extension, compromise or renewal of any Obligation of either Borrower;

                  (d) any reduction, limitation, impairment or termination of any Obligations of either Borrower for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Holdings hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of either Borrower or otherwise;

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of this Agreement, any Note or any other Loan Document;

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

                  (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Secured Party or any holder of any Note securing any of the Obligations of either Borrower; or

                  (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, either Borrower, any surety or any guarantor.

         SECTION 9.4. Reinstatement, etc. Holdings agrees that the guaranty set forth in this Article IX shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Secured Party or any holder of any Note, upon the insolvency, bankruptcy or reorganization of either Borrower or otherwise, all as though such payment had not been made.

         SECTION 9.5. Waiver, etc. Holdings hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Borrowers and the guaranty set forth in this Article IX and any requirement that any Administrative Agent, any other Secured Party or any holder of any Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against either Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of the Borrowers.

         SECTION 9.6. Postponement of Subrogation, etc. Holdings agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under the guaranty set forth in this Article IX, by any payment made under the guaranty set forth in this Article IX or otherwise, until the prior payment in full in cash of all Obligations of the Borrowers and each other Obligor, the termination or expiration of all Letters of Credit and the termination of all Commitments. Any amount paid to Holdings on account of any such subrogation rights prior to the payment in full in cash of all Obligations of the Borrowers and each other Obligor shall be held in trust for the benefit of the Secured Parties and each holder of a Note and shall immediately be paid to the Administrative Agents for the benefit of the Secured Parties and each holder of a Note and credited and applied against the Obligations of the Borrowers and each other Obligor, whether matured or unmatured, in accordance with the terms of this Agreement. In furtherance of the foregoing, for so long as any Obligations or Commitments remain outstanding, Holdings shall refrain from taking any action or commencing any proceeding against either Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under the guaranty set forth in this Article IX to any Secured Party or any holder of a Note.

         SECTION 9.7. Successors, Transferees and Assigns; Transfers of Notes, etc. The guaranty set forth in this Article IX shall:

                  (a) be binding upon Holdings, and its successors, transferees and assigns; and

                  (b) inure to the benefit of and be enforceable by the Administrative Agents and each other Secured Party.

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

Without limiting the generality of the foregoing clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including the guaranty set forth in this Article IX) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 12.11 and Article XI.

                                    ARTICLE X
                             U.S. BORROWER GUARANTY

         SECTION 10.1. Guaranty. The U.S. Borrower hereby absolutely, unconditionally and irrevocably

                  (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Canadian Borrower now or hereafter existing, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section 502(b) and Section 506(b)), and

                  (b) indemnifies and holds harmless each Secured Party and each holder of a Canadian Note for any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by such Secured Party or such holder, as the case may be, in enforcing any rights under the guaranty set forth in this Article X.

The guaranty set forth in this Article X constitutes a guaranty of payment when due and not of collection, and the U.S. Borrower specifically agrees that it shall not be necessary or required that any Secured Party or any holder of any Canadian Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Canadian Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of the U.S. Borrower under the guaranty set forth in this Article X.

         SECTION 10.2. Acceleration of U.S. Borrower Guaranty. The U.S. Borrower agrees that, in the event of the occurrence of an Event of Default described under Section 8.1.9 with respect to the Canadian Borrower, and if such event shall occur at a time when any of the Obligations of the Canadian Borrower and each other Obligor securing or guaranteeing the Obligations of the Canadian Borrower may not then be due and payable, the U.S. Borrower agrees that it will pay to the Administrative Agents for the account of the Secured Parties forthwith the full amount which would be payable under the guaranty set forth in this Article X by the U.S. Borrower if all such Obligations were then due and payable.

         SECTION 10.3. Guaranty Absolute, etc. The guaranty set forth in this
Article X shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of the Canadian Borrower and each other Obligor securing or guaranteeing the Obligations of the Canadian Borrower have been paid in full in cash, all obligations of the U.S. Borrower under the guaranty set forth in this
Article X

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shall have been paid in full in cash, all Canadian Letters of Credit have been terminated or expired and all Canadian Commitments shall have terminated. The U.S. Borrower guarantees that the Obligations of the Canadian Borrower will be paid strictly in accordance with the terms of this Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party or any holder of any Canadian Note. The liability of the U.S. Borrower under the guaranty set forth in this Article X shall be absolute, unconditional and irrevocable irrespective of:

                  (a) any lack of validity, legality or enforceability of this Agreement, any Canadian Note or any other Loan Document;

                  (b) the failure of any Secured Party or any holder of any Canadian Note

                           (i) to assert any claim or demand or to enforce any right or remedy against the Canadian Borrower, any other Obligor or any other Person (including any other guarantor (including the U.S. Borrower)) under the provisions of this Agreement, any Canadian Note, any other Loan Document or otherwise, or

                           (ii) to exercise any right or remedy against any other guarantor (including the U.S. Borrower) of, or collateral securing, any Obligations of the Canadian Borrower;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Canadian Borrower, or any other extension, compromise or renewal of any Obligation of the Canadian Borrower;

                  (d) any reduction, limitation, impairment or termination of any Obligations of the Canadian Borrower for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the U.S. Borrower hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Canadian Borrower or otherwise;

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of this Agreement, any Canadian Note or any other Loan Document;

                  (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Secured Party or any holder of any Canadian Note securing any of the Obligations of the Canadian Borrower; or

                  (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Canadian Borrower, any surety or any guarantor.

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         SECTION 10.4. Reinstatement, etc. The U.S. Borrower agrees that the guaranty set forth in this Article X shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations of the Canadian Borrower is rescinded or must otherwise be restored by any Secured Party or any holder of any Canadian Note, upon the insolvency, bankruptcy or reorganization of the Canadian Borrower or otherwise, all as though such payment had not been made.

         SECTION 10.5. Waiver, etc. The U.S. Borrower hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Canadian Borrower and the guaranty set forth in this Article X and any requirement that either Canadian Administrative Agent, any other Secured Party or any holder of any Canadian Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Canadian Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of the Canadian Borrower.

         SECTION 10.6. Postponement of Subrogation, etc. The U.S. Borrower agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under the guaranty set forth in this Article X, by any payment made under the guaranty set forth in this Article X or otherwise, until the prior payment in full in cash of all Obligations of the Canadian Borrower and each other Obligor securing or guaranteeing the Obligations of the Canadian Borrower, the termination or expiration of all Canadian Letters of Credit and the termination of all Canadian Commitments. Any amount paid to the U.S. Borrower on account of any such subrogation rights prior to the payment in full in cash of all Obligations of the Canadian Borrower and each other Obligor securing or guaranteeing the Obligations of the Canadian Borrower shall be held in trust for the benefit of the Secured Parties and each holder of a Canadian Note and shall immediately be paid to the Canadian Administrative Agents for the benefit of the Secured Parties and each holder of a Canadian Note and credited and applied against the Obligations of the Canadian Borrower and each other Obligor securing or guaranteeing the Obligations of the Canadian Borrower, whether matured or unmatured, in accordance with the terms of this Agreement. In furtherance of the foregoing, for so long as any Obligations or Commitments in respect of the Canadian Facility remain outstanding, the U.S. Borrower shall refrain from taking any action or commencing any proceeding against the Canadian Borrower or any other Obligor securing or guaranteeing the Obligations of the Canadian Borrower (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under the guaranty set forth in this Article X to any Secured Party or any holder of a Note.

         SECTION 10.7. Successors, Transferees and Assigns; Transfers of Canadian Notes, etc. The guaranty set forth in this Article X shall:

                  (a) be binding upon the U.S. Borrower, and its successors, transferees and assigns; and

                  (b) inure to the benefit of and be enforceable by the Canadian Administrative Agents and each other Secured Party.

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Without limiting the generality of the foregoing clause (b), any Canadian Lender may assign or otherwise transfer (in whole or in part) any Canadian Note or Credit Extension relating thereto held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Canadian Lender under any Loan Document (including the guaranty set forth in this Article X) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 12.11 and Article XI.

                                   ARTICLE XI
                                   THE AGENTS

         SECTION 11.1. Appointments and Authorizations; Actions. (a) Each Lender hereby appoints Credit Suisse First Boston, acting through its Cayman Islands Branch, as its Syndication Agent, each U.S. Lender appoints UBS AG, Stamford Branch, as its U.S. Administrative Agent, each Canadian Term Loan Lender appoints UBS AG, Stamford Branch, as its Canadian Term Administrative Agent, and each Canadian Revolving Loan Lender appoints Canadian Imperial Bank of Commerce, as its Canadian Revolving Administrative Agent under and for purposes of each Loan Document. Each Lender authorizes the applicable Administrative Agent and/or the Syndication Agent to act on behalf of such Lender under each Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Agents (with respect to which each such Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel in order to avoid contravention of applicable law), to exercise such powers hereunder and thereunder as are specifically delegated to or required of each such Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) each Agent, pro rata according to such Lender's proportionate Total Exposure Amount, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, each such Agent in any way relating to or arising out of any Loan Document, including reasonable attorneys' fees, and as to which each such Agent is not reimbursed by the Borrowers; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted from such Agent's gross negligence, bad faith or willful misconduct. No Agent shall be required to take any action under any Loan Document, or to prosecute or defend any suit in respect of any Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of an Agent shall be or become, in such Agent's determination, inadequate, such Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given. Notwithstanding any provision to the contrary contained elsewhere in any Loan Document, no Agent shall have any duties or responsibilities except those expressly set forth herein, nor shall any such Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into any Loan Document or otherwise exist against either such Agent.

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                  (b)      Each Issuer shall act on behalf of the Lenders with
         respect to the Letters of Credit issued by it and the documents associated therewith until such time and except for so long as, with respect to any U.S. Issuer, the U.S. Administrative Agent and, with respect to any Canadian Issuer, the Canadian Revolving Administrative Agent, may agree at the request of the Required Lenders to act for such Issuer with respect thereto; provided that each Issuer shall have all of the benefits and immunities (i) provided to the Agents in this
         Section 11.1 with respect to any acts taken or omissions of such Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Agent", as used in this Section 11.1, included each such Issuer with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to each such Issuer.

                  (c) Each Swing Line Lender shall have all of the benefits and immunities (i) provided to the Agents in this Section 11.1 with respect to any acts taken or omissions suffered by such Swing Line Lender in connection with Swing Line Loans made or proposed to be made by it as fully as if the term "Agent", as used in this Section 11.1, included such Swing Line Lender with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to such Swing Line Lender.

                  (d) The Lenders authorize the Administrative Agents to hold, for and on behalf of the Lenders, security in the assets and properties of Holdings and each of its Subsidiaries securing the Obligations.

                  (e) Without prejudice to the foregoing, each Canadian Lender, for itself and on behalf of each of its Affiliates referred to in part (b) of the definition of "Secured Parties," hereby irrevocably appoints and authorizes the Canadian Revolving Administrative Agent (and any successor acting as the Canadian Revolving Administrative Agent) to act as the person holding the power of attorney (in such capacity, the "fonde de pouvoir") of each Canadian Lender and other such Secured Party as contemplated under Article 2692 of the Civil Code of Quebec, and to enter into, to take and to hold on their behalf, and for their benefit, each hypothec granted by the Canadian Borrower or any Canadian Subsidiary Guarantor under the Civil Code of Quebec (a "Hypothec"), and to exercise such powers and duties which are conferred upon the fonde de pouvoir under each Hypothec. Moreover, without prejudice to such appointment and authorization to act as the person holding the power of attorney as aforesaid, each Canadian Lender, for itself and on behalf of each of its Affiliates referred to above, hereby irrevocably appoints and authorizes the Canadian Revolving Administrative Agent (and any successor acting as the Canadian Revolving Administrative Agent) (in such capacity, the "Custodian") to act as agent and custodian for and on behalf of the Canadian Lenders and other such Secured Parties to hold and to be the sole registered holder of any debenture or bond which may be issued under any Hypothec, the whole notwithstanding Section 32 of the Act Respecting the Special Powers of Legal Persons (Quebec) or any other applicable law. In this respect, (i) (as specified in Section 2.8) records shall be kept indicating the names and addresses of, and the pro rata portion of the obligations and indebtedness secured by any pledge of any such debenture or bond and owing to each Canadian Lender, and (ii) each Canadian

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         Lender and other such Secured Party will be entitled to the benefits of any collateral covered by any Hypothec and will participate in the proceeds of realization of any such collateral, the whole in accordance with the terms hereof.

                  Each of the fonde de pouvoir and the Custodian shall (a) exercise, in accordance with the terms hereof, all rights and remedies given to the fonde de pouvoir and the Custodian (as applicable) with respect to the collateral under any Hypothec, any debenture or bond or pledge thereof relating to any Hypothec, applicable laws or otherwise,
         (b) benefit from and be subject to all provisions hereof with respect to the Administrative Agents mutatis mutandis including, without limitation, all such provisions with respect to the liability or responsibility to and indemnification by the Lenders, and (c) be entitled to delegate from time to time any of its powers or duties under any Hypothec, any debenture or bond or pledge thereof relating to any Hypothec, applicable laws or otherwise and on such terms and conditions as it may determine from time to time. Any person who becomes a Canadian Lender, for itself and on behalf of its Affiliates referred to above, shall be deemed to have consented to and confirmed:
         (i) the fonde de pouvoir as the person holding the power of attorney as aforesaid and to have ratified, as of the date it becomes a Canadian Lender or a Secured Party, all actions taken by the fonde de pouvoir as the person holding the power of attorney as aforesaid and to have ratified, as of the date it becomes a Canadian Lender or a Secured Party, all actions taken by the fonde de pouvoir in such capacity; and
         (ii) the Custodian as the agent and custodian as aforesaid and to have ratified, as the date it becomes a Canadian Lender or a Secured Party, all actions taken by the Custodian in such capacity.

         SECTION 11.2. Funding, Reliance, etc. Unless the applicable Administrative Agent shall have been notified in writing by any Lender by 3:00 p.m. on the Business Day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, such Administrative Agent may assume that such Lender has made such amount available to such Administrative Agent and, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to such Administrative Agent, such Lender and the applicable Borrower severally agree to repay such Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such Administrative Agent made such amount available to such Borrower to the date such amount is repaid to such Administrative Agent, at the interest rate applicable at the time to Loans comprising such Borrowing (in the case of such Borrower) and (in the case of a Lender), at the Federal Funds Rate in the case of U.S. Loans and Canadian Term Loans or, in the case of Canadian Revolving Loans or Canadian Swing Line Loans, the Interbank Reference Rate, for the first two Business Days after which such amount has not been repaid, and thereafter at the interest rate applicable to Loans comprising such Borrowing.

         SECTION 11.3. Exculpation. No Agent nor any of its respective directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under any Loan Document, in connection herewith or therewith, except for its own willful misconduct, bad faith or gross negligence, nor responsible for any recitals, statements, representations or warranties herein or therein or in any certificate, report, statement or other document referred to or provided for herein or therein, nor for the effectiveness, enforceability,

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validity or due execution of any Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the observance or performance by any Obligor of its Obligations. Any such inquiry which may be made by any Agent shall not obligate it to make any further inquiry or to take any action. Each such Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which such Agent believes to be genuine and to have been presented by a proper Person.

         SECTION 11.4. Successor. The Syndication Agent may resign as such upon 10 Business Day's notice to the Borrowers and the Administrative Agents. It is agreed that to the extent the Syndication Agent has resigned, all provisions of any Loan Document requiring the consent of the Syndication Agent or the Agents shall be deemed to require the consent of the Administrative Agents. Any Administrative Agent may resign as such at any time upon at least 30 days' prior notice to the Borrowers and all Lenders. If any Administrative Agent at any time shall resign, the Required Lenders may appoint another Lender as a successor Administrative Agent which shall thereupon replace the resigning Administrative Agent hereunder. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of (in the case of the U.S Facility) the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and (in the case of the Canadian Facility) listed on Schedule I, II or III of the Bank Act (Canada) and (in each case) having a combined capital and surplus of at least $250,000,000 to act as the U.S. Administrative Agent, the Canadian Term Administrative Agent or the Canadian Revolving Administrative Agent, as the case may be, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above; provided that if, such retiring Administrative Agent is unable to find a commercial banking institution which is willing to accept such appointment and which meets the qualifications set forth in above, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall assume and perform all of the duties of such Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor as provided for above. The appointment of any successor Administrative Agent pursuant to the fifth sentence of this Section 11.4 shall require the consent of the Canadian Borrower in the case of a Canadian Administrative Agent and the U.S. Borrower in the case of the U.S. Administrative Agent, which consent shall not be unreasonably withheld or delayed and which consent shall not be required if a Default has occurred and is then continuing. Upon the acceptance of any appointment as an Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall be entitled to receive from the retiring Administrative Agent such documents of transfer and assignment as such successor Administrative Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Administrative Agent's resignation hereunder as an Administrative Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Administrative Agent under the Loan Documents, and Sections 12.3 and 12.4 shall continue to inure to its benefit.

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         SECTION 11.5. Credit Extensions by each Agent. Each of the Agents, and each Issuer shall have the same rights and powers with respect to (x)(i) in the case of an Agent, the Credit Extensions made by it or any of its Affiliates and
(ii) in the case of each Issuer, the Loans made by it or any of its Affiliates, and (y) the Loans held by it or any of its Affiliates as any other Lender and may exercise the same as if it were not an Agent or an Issuer. Each Agent, each Issuer and each of their respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with either Borrower or any Subsidiary or Affiliate of such Borrower as if such Agent or such Issuer were not an Agent or an Issuer hereunder. The Lenders acknowledge that, pursuant to such activities, the Agents or their respective Affiliates may receive information regarding a Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Borrower or such Affiliate) and acknowledge that the Agents and their respective Affiliates shall be under no obligation to provide such information to them.

         SECTION 11.6. Credit Decisions. Each Lender acknowledges that it has, independently of each Agent and each other Lender, and based on such Lender's review of the financial information of the Borrowers and their Subsidiaries, the Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of each Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under the Loan Documents.

         SECTION 11.7. Copies, etc. Each Administrative Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to such Administrative Agents by a Borrower pursuant to the terms of the Loan Documents (unless concurrently delivered to the Lenders by such Borrower). The (i) U.S. Administrative Agent will distribute to each U.S. Lender (ii) Canadian Term Administrative Agent will distribute to each Canadian Term Loan Lender and (iii) Canadian Revolving Administrative Agent will distribute to each Canadian Revolving Loan Lender and Canadian Term Loan Lender, each document or instrument received for its account and copies of all other communications received by such Administrative Agent from a Borrower for distribution to such Lenders by such Administrative Agent in accordance with the terms of the Loan Documents.

         SECTION 11.8. Reliance by Agents. Each of the Agents shall be entitled to rely, and shall be fully protected in relying, upon any certification, notice or other communication (including any thereof by telephone, telecopy, telegram or cable) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person, and upon advice and statements of legal counsel, independent accountants and other experts selected by such Agent. As to any matters not expressly provided for by the Loan Documents, each of the Agents shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Required Lenders or all of the Lenders as is required in such circumstance or as such Agent deems appropriate, and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all Secured Parties; prior to acting, or refraining from acting, in any such circumstance, either such

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Agent may request confirmation from the Lenders of their obligation to indemnify such Agent against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. For purposes of applying amounts in accordance with this Section, each Agent shall be entitled to rely upon any Secured Party that has entered into a Rate Protection Agreement with any Obligor for a determination (which such Secured Party agrees to provide or cause to be provided upon request of any Administrative Agent) of the outstanding Obligations owed to such Secured Party under any Rate Protection Agreement. Unless it has actual knowledge evidenced by way of written notice from any such Secured Party and the U.S. Borrower to the contrary, each of the Agents, in acting in such capacity under the Loan Documents, shall be entitled to assume that no Rate Protection Agreements or Obligations in respect thereof are in existence or outstanding between any Secured Party and any Obligor.

         SECTION 11.9. Notice of Defaults. No Agent shall be deemed to have knowledge or notice of the occurrence of a Default or an Event of Default unless such Agent has received a written notice from a Lender or either Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that any Agent receives such a notice of the occurrence of a Default or Event of Default, such Agent shall give prompt notice thereof to the Lenders. Each of the Agents shall (subject to Section 12.1) take such action with respect to such Default or Event of Default as shall be directed by the Required Lenders (or, if required, all Lenders) and in accordance with the terms of this Agreement; provided that unless and until either such Agent shall have received such directions, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Required Lenders or all Lenders, as applicable.

                                   ARTICLE XII
                            MISCELLANEOUS PROVISIONS

         SECTION 12.1. Waivers, Amendments, etc. The provisions of each Loan Document (other than Letters of Credit, the Agents' Fee Letter (which documents may be amended or otherwise modified in accordance with the terms thereof)) may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrowers and the Required Lenders; provided that no such amendment, modification or waiver shall:

                  (a) modify or waive the provisions of Section 4.8 requiring pro rata treatment of the Lenders or modify this Section 12.1 without the consent of all Lenders (except such amendments as may be required for the purpose (but solely for the purpose) of effecting an increase of a Commitment Amount or the inclusion of a new commitment pursuant to clause (g) below);

                  (b) increase the aggregate amount of any Credit Extensions required to be made by a Lender pursuant to a Commitment (it being understood that waivers or modifications (x) of conditions precedent, covenants, Defaults or Events of Default or (y) of a mandatory reduction in the Commitment Amount relating to such Commitment

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         shall not constitute an increase of the aggregate amount of Credit
         Extensions that may be required to be made by such Lender pursuant to such Commitment), extend any final Commitment Termination Date or reduce any fees described in Article III payable to any Lender (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 1.4 shall not constitute a reduction in the fees payable under Article III), in each case without the consent of such Lender;

                  (c) extend the final Stated Maturity Date for any Lender's Loan, or, except for the waiver of any applicable post default increase in interest rates or fees, reduce the principal amount of, rate of interest or fees on any Loan or Reimbursement Obligations (which shall in each case include the conversion of all or any part of the Obligations into equity of any Obligor (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 1.4 shall not constitute a reduction in the rate of interest or fees for the purposes of this clause (c) so long as the principal purpose of such amendment or modification was not to reduce the rate of interest or fees)), or extend the date on which interest or fees are payable in respect of such Loan or Reimbursement Obligation, in each case, without the consent of the Lender which has made such Loan or, in the case of a Reimbursement Obligation, the respective Issuer owed, and those Lenders participating in, such Reimbursement Obligation (it being understood and agreed, however, that any vote to rescind any acceleration made pursuant to Section 8.2 and
         Section 8.3 of amounts owing with respect to the Loans and other Obligations shall only require the vote of the Required Lenders);

                  (d) reduce the percentage set forth in the definition of "Required Lenders" (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Amendment Effective
         Date) or modify any requirement hereunder that any particular action be taken by all Lenders without the consent of all Lenders;

                  (e) except as otherwise expressly provided in a Loan Document, (i) permit the assignment by either Borrower of its Obligations under the Loan Documents, (ii) release Holdings from its Obligations under the Holdings Guaranty, the U.S. Borrower from its obligations under the U.S. Borrower Guaranty or any Subsidiary Guarantor from its Obligations under the Subsidiary Guaranty (other than in connection with a Disposition of all or substantially all of the Capital Stock of such Subsidiary Guarantor in a transaction permitted by Section 7.2.11) or (iii) release all or substantially all of the collateral under the Loan Documents, in each case without the consent of all Lenders; provided that the Required Lenders may at any time consent to the release of any Subsidiary Guarantor that (A) accounted for no more than 15% of consolidated revenues of Holdings and its Subsidiaries for the four consecutive Fiscal Quarters of Holdings ending on June 30, 2003 or if more recent financial information is (or is required to be) available, the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 7.1.1, financial statements have been, or are required to have been, delivered by Holdings to the Administrative Agents and (B) has assets which represent no more than 15% of the consolidated assets of Holdings and its Subsidiaries as

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         of June 30, 2003, or if more recent financial information is (or is required to be) available, the last day of the last Fiscal Quarter of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 7.1.1, financial statements have been, or are required to have been, delivered by Holdings to the Administrative Agents;

                  (f) amend, modify or waive clause (b) of Section 3.1.1 in a manner adverse to the holders of Revolving Loan Commitments unless such amendment, modification or waiver shall have been consented to by the holders of at least a majority of the Revolving Loan Commitments;

                  (g)      amend, modify or waive the provisions of clause
         (a)(i), (c), (d), (e), (f), (g), (h) or (j) of Section 3.1.1 or clause
         (b) of Section 3.1.2, unless such amendment, modification or waiver shall have been consented to by the holders of at least a majority of the aggregate amount of Loans outstanding under the Tranche or Tranches adversely affected by such modification (it being agreed that, in the event consented to by the Required Lenders, any increase in a Commitment Amount or the inclusion of another commitment to extend credit under this Agreement shall not be deemed for purposes of this clause (g) to constitute a modification that would adversely affect a Tranche);

                  (h) change any of the terms of Section 2.3.2 without the consent of the Swing Line Lender affected thereby; or

                  (i) affect adversely the interests, rights or obligations of any Agent (in its capacity as an Agent) or the Issuer, unless consented to by such Agent or the Issuer, as the case may be.

No failure or delay on the part of any Agent, the Issuer or any Lender in exercising any power or right under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any Obligor in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any Agent, the Issuer or any Lender under any Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         For purposes of this Section 12.1, the Administrative Agents, in coordination with the Syndication Agent, shall have primary responsibility, together with the Borrowers, in the negotiation, preparation and documentation relating to any amendment, modification or waiver under this Agreement, any other Loan Document or any other agreement or document related hereto or thereto contemplated pursuant to this Section.

         SECTION 12.2. Notices; Time. All notices and other communications provided under each Loan Document shall be in writing (including by facsimile) and addressed, delivered or transmitted, if to any Agent, Holdings or a Borrower, at its address or facsimile number set forth on Schedule III hereto, and if to a Lender or an Issuer to the applicable Person at its address or facsimile number set forth on Schedule III hereto or set forth in the Lender Assignment

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Agreement pursuant to which it became a Lender hereunder, or at such other address or facsimile number as may be designated by any such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter. Unless otherwise indicated, all references to the time of a day in a Loan Document shall refer to New York City time.

         SECTION 12.3. Payment of Costs and Expenses. Each Borrower agrees to pay on demand all reasonable expenses of each Agent (including the reasonable fees and out-of-pocket expenses of Mayer, Brown, Rowe & Maw LLP, counsel to the Agents, and of local counsel, if any, who may be retained by or on behalf of the Agents) in connection with

                  (a) the negotiation, preparation, execution and delivery and ongoing administration of each Loan Document, including schedules and exhibits, the syndication of the Loans and any amendments, waivers, consents, supplements or other modifications to any Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated;

                  (b) the filing or recording of any Loan Document (including the Filing Statements) and all amendments, supplements, amendment and restatements and other modifications to any thereof, searches made following the Original Closing Date in jurisdictions where Filing Statements (or other documents evidencing Liens in favor of the Secured Parties) have been recorded and any and all other documents or instruments of further assurance required to be filed or recorded by the terms of any Loan Document; and

                  (c) the preparation and review of the form of any document or instrument relevant to any Loan Document.

Each Borrower further agrees to pay, and to save each Secured Party harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of each Loan Document, the Credit Extensions or the issuance of the Loans. Each Borrower also agrees to reimburse each Secured Party upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses of counsel to each Secured Party) incurred by such Secured Party in connection with the enforcement of any Obligations.

         SECTION 12.4. Indemnification. In consideration of the entering into of this Agreement by each Secured Party, each Borrower hereby indemnifies, exonerates and holds each Secured Party and each of their respective officers, directors, employees, agents, trustees and investment advisors (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements, whether incurred in connection with actions between or among the parties hereto or the parties hereto and third parties (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

                  (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension, including all Indemnified Liabilities arising in connection with the Transaction or the Gentek Acquisition;

                  (b) the entering into and performance of any Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of a Borrower as the result of any determination by the Required Lenders pursuant to Article V not to fund any Credit Extension, provided that any such action is resolved pursuant to a final judgment in a court of competent jurisdiction in favor of such Indemnified Party);

                  (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by any Obligor or any Subsidiary thereof of all or any portion of the Capital Stock or assets of any Person, whether or not an Indemnified Party is party thereto;

                  (d) any investigation, litigation or proceeding under any Environmental Laws arising from the Release or threatened Release by any Obligor or any Subsidiary thereof of any Hazardous Material;

                  (e) any investigation, claim, litigation, or proceeding related to personal injury arising from exposure or alleged exposure to Hazardous Materials handled by a Borrower or any of its Subsidiaries;

                  (f) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or Releases from, any real property owned or operated by any Obligor or any Subsidiary thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, such Obligor or Subsidiary; or

                  (g) each Lender's Environmental Liability (the indemnification herein shall survive repayment of the Obligations and any transfer of the property of any Obligor or its Subsidiaries by foreclosure or by a deed in lieu of foreclosure for any Lender's Environmental Liability, regardless of whether caused by, or within the control of, such Obligor or such Subsidiary);

except for Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of such Indemnified Party's gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final proceeding. Each Obligor and its successors and assigns hereby waive, release and agree not to make any claim or bring any cost recovery action against any Indemnified Party under CERCLA or any state equivalent, or any similar law now existing or hereafter enacted, with respect to any liabilities subject to indemnification under this Section 12.4. It is expressly understood and agreed that to the extent that any Indemnified Party is strictly liable under any Environmental Laws, each Obligor's obligation to such Indemnified Party under this indemnity shall likewise be without regard to fault on the part of any Obligor with respect to the violation or condition which results in liability of an Indemnified Party. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each

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

Obligor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         SECTION 12.5. Survival. The obligations of the Borrowers under Sections 4.3, 4.4, 4.5, 4.6, 12.3 and 12.4 and the obligations of the Lenders under
Section 11.1, shall in each case survive any assignment from one Lender to another (in the case of Sections 12.3 and 12.4) and the occurrence of the Termination Date. The representations and warranties made by each Obligor in each Loan Document shall survive the execution and delivery of such Loan Document.

         SECTION 12.6. Severability. Any provision of any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 12.7. Headings. The various headings of each Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of such Loan Document or any provisions thereof.

         SECTION 12.8. Execution in Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.

         SECTION 12.9. Governing Law; Entire Agreement. EACH LOAN DOCUMENT (OTHER THAN THE LETTERS OF CREDIT, TO THE EXTENT SPECIFIED BELOW AND EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN A LOAN DOCUMENT) WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO LAWS OR RULES ARE DESIGNATED, THE INTERNATIONAL STANDBY PRACTICES (ISP98--INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NUMBER 590 (THE "ISP RULES")) AND, AS TO MATTERS NOT GOVERNED BY THE ISP RULES, THE LAWS OF THE STATE OF NEW YORK. The Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

         SECTION 12.10. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by either Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby

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

and, to the extent expressly contemplated hereby, the Indemnified Parties) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         SECTION 12.11. Sale and Transfer of Credit Extensions; Participations in Credit Extensions Notes. Each Lender may assign, or sell participations in, its Loans, Letters of Credit and Commitments to one or more other Persons in accordance with this the terms set forth below.

         (a) Any Lender may assign ("Assignor Lender") to one or more Eligible Assignees ("Assignee Lender") all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it); provided that (i) except in the case of an assignment of the entire remaining amount of the Assignor Lender's Commitments and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitments (which for this purpose includes Loans outstanding thereunder) or principal outstanding balance of the Loans of the Assignor Lender subject to each such assignment (determined as of the date the Lender Assignment Agreement with respect to such assignment is delivered to the applicable Administrative Agent(s)) shall not be less than $1,000,000 (or, in the case of Canadian Loans denominated in Canadian Dollars, Cdn $1,000,000), unless each of the applicable Administrative Agent(s) and, at any time after the Primary Syndication and so long as no Event of Default has occurred and is continuing, the applicable Borrower, otherwise consent (each such consent not to be unreasonably withheld or delayed), (ii) each partial assignment shall be made as an assignment of a proportionate part of all the Assignor Lender's rights and obligations under this Agreement with respect to the Loans and/or the Commitments assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Tranches on a non-pro rata basis, other than an assignment of any rights and obligations with respect to U.S. Term Loans and Canadian Term Loans, which may only be assigned on a pro rata basis and (iii) the parties to each assignment shall execute and deliver to the applicable Administrative Agent(s) a Lender Assignment Agreement (including, if the Assignee Lender is not a Lender, the delivery of administrative details information to the applicable Administrative Agent(s)), together with a processing and recordation fee of $3,500 to the U.S. Administrative Agent or the Canadian Term Administrative Agent or Cdn $4,500 to the Canadian Revolving Administrative Agent, as applicable, to be paid by the Assignor Lender or the Assignee Lender (it being understood and agreed by the U.S. Administrative Agent and the Canadian Term Administrative Agent that so long as the same institution (including by way of any branch or affiliate thereof) is acting in both such capacities, that only one assignment fee shall be required to be paid in connection with any assignment by a Lender of its Term Loans). Subject to acceptance and recording thereof by the applicable Administrative Agent(s) pursuant to clause (b) below and the last sentence of clause (b) of Section 2.7 or 2.8, as applicable, from and after the effective date specified in each Lender Assignment Agreement, the Assignee Lender thereunder shall be a party hereto and, to the extent of the interest assigned by such Lender Assignment Agreement, have the rights and obligations of a Lender under this Agreement, and the Assignor Lender thereunder shall, to the extent of the interest assigned by such Lender Assignment Agreement, be released from its obligations under this Agreement (and, in the case of a Lender Assignment Agreement covering all of the Assignor Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto, but shall continue to be entitled to the benefits of any provisions of this Agreement which by their terms survive the

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

termination of this Agreement). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (c) below. If the consent of a Borrower to an assignment or to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment thresholds specified in this Section), such Borrower shall be deemed to have given its consent five Business Days after the date written notice thereof has been received by such Borrower from the applicable Administrative Agent unless such consent is expressly refused by the Borrowers prior to such fifth Business Day.

         The U.S. Administrative Agent shall record each assignment made in accordance with this Section in the U.S. Register pursuant to clause (b) of
Section 2.7. The U.S. Register shall be available for inspection by the Borrowers and (so long as Credit Suisse First Boston Corporation remains a Lender) Credit Suisse First Boston Corporation (or any of its affiliates), at any reasonable time and from time to time upon reasonable prior notice. The applicable Canadian Administrative Agent shall record each assignment made in accordance with this Section in the applicable Canadian Register pursuant to clause (b) of Section 2.8. Each Canadian Register shall be available for inspection by the Borrowers and (so long as Credit Suisse First Boston Corporation remains a Lender) Credit Suisse First Boston Corporation (or any of its affiliates), at any reasonable time and from time to time upon reasonable prior notice. Notwithstanding anything contained herein to the contrary, in the case of any assignment by a Lender to its Affiliate or Approved Fund, such assignment shall be effective immediately between such Lender and its Affiliate or Approved Fund without necessity of prior compliance with clause (a)(iii) of this Section 12.11 or acceptance or recordation by the applicable Administrative Agent; provided, however, that, for all other purposes of this Agreement and each other Loan Document, including in respect of all lending or other credit extension commitments, payments, sharing arrangements, notice provisions or otherwise, such assignment shall not be effective as between (x) the applicable Lender making such assignment or its assignee, on the one hand, and (y) the applicable Borrower, the applicable Administrative Agent, any applicable Issuer or any other Lender, on the other hand, until such compliance, acceptance and recording required pursuant to such clause (a)(iii) have occurred, including the payment of any applicable fees required thereby.

         (b) Any Lender may, without the consent of, or notice to, the Borrowers or the Agents, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitments and/or the Loans owing to it); provided that (x) such Lender's obligations under this Agreement shall remain unchanged, (y) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (z) the Borrowers, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver with respect to the following: (i) modification of Section 12.1 (except as otherwise expressly permitted thereby), (ii) any reduction in the interest

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

rate or amount of fees that such Participant is otherwise entitled to receive (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 1.4 shall not constitute a reduction in the interest rate or the fees payable to such Participant), (iii) a decrease in the principal amount of, or an extension of the final Stated Maturity Date of, any Loan in which such Participant has purchased a participating interest,
(iv) an extension of the date on which interest or fees are payable in respect of any Loan, (v) a reduction in the percentage set forth in the definition of "Required Lenders" (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Amendment Effective Date), or (vi) a release of all or substantially all of the collateral security under the Loan Documents or all or substantially all of the Guarantors from their obligations under the Guaranties, in each case except as otherwise specifically provided in the proviso to clause
(e) of Section 12.1 or in any Loan Document. Subject to clause (d) below, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 4.3, 4.4, 4.5, 4.6, 7.1.1, 12.3 and 12.4 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause
(a). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 4.9 as though it were a Lender, provided such Participant agrees to be subject to Section 4.8 as though it were a Lender.

         (c) Each Participant shall only be indemnified for increased costs and taxes pursuant to Section 4.3, 4.5 or 4.6 if and to the extent that the Lender which sold such participating interest to such Participant concurrently is entitled to make, and does make, a claim on the applicable Borrower for such increased costs. Any Lender that sells a participating interest in any Loan, Commitment or other interest to a Participant under this Section shall indemnify and hold harmless the applicable Borrower and the applicable Administrative Agent(s) from and against any taxes, penalties, interest or other costs or losses (including reasonable attorneys' fees and expenses) incurred or payable by such Borrower or such Administrative Agent(s) as a result of the failure of such Borrower or such Administrative Agent(s) to comply with its obligations to deduct or withhold any Taxes from any payments made pursuant to this Agreement to such Lender or such Administrative Agent(s), as the case may be, which Taxes, with respect to the U.S. Facility, would not have been incurred or payable if such Participant had been a Non-U.S. Lender that was entitled to deliver to the U.S. Borrower, the U.S. Administrative Agent or such Lender, and did in fact so deliver, a duly completed and valid Form W-8BEN or W-8ECI (or applicable successor forms) entitling such Participant to receive payments under this Agreement without deduction or withholding of any United States federal taxes and, with respect to the Canadian Facility, would not have been incurred or payable if such Participant had been a Canadian Person.

         (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (i) to secure obligations of such Lender to a Federal Reserve Bank and (ii) in connection with any securitization of any portfolio loans of such Lender, in each case without the prior written consent of any other Person; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         (e) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Bank") may grant to a special purpose funding vehicle (a "SPC"), identified as such in writing from time to time by the Granting Bank to the Administrative Agents and the U.S. Borrower, the option to provide to a Borrower all or any part of any Loan that such Granting Bank would otherwise be obligated to make to such Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Bank shall be obligated to make such Loan pursuant to the terms hereof and (iii) such SPC shall be granted no voting rights other than those permitted to be granted to a Participant pursuant to clause (c) of Section 12.11. The making of a Loan by a SPC hereunder shall utilize the Commitment of the Granting Bank to the same extent, and as if, such Loan were made by such Granting Bank. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Bank). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section, any SPC may (i) with notice to, but without the prior written consent of, the Borrowers and the Administrative Agents and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Bank or to any financial institutions (consented to by the U.S. Borrower and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC.

         SECTION 12.12. Other Transactions. Nothing contained herein shall preclude any Administrative Agent, any Issuer or any other Lender from engaging in any transaction, in addition to those contemplated by the Loan Documents, with either Borrower or any of its Affiliates in which such Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

         SECTION 12.13. Independence of Covenants. All covenants contained in this Agreement and each other Loan Document shall be given independent effect such that, in the event a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not, unless expressly so provided in such first covenant, avoid the occurrence of a Default or an Event of Default if such action is taken or such condition exists.

         SECTION 12.14. Judgment Currency. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder, under any Note or under any other Loan Document in another currency into U.S. Dollars or into Canadian Dollars, as the case may be, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, the applicable Secured Party could purchase such other currency with U.S. Dollars or with Canadian

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

Dollars, as the case may be, in New York City, at the close of business on the Business Day immediately preceding the day on which final judgment is given, together with any premiums and costs of exchange payable in connection with such purchase.

         (b) The obligation of each of the Borrowers in respect of any sum due from it to any Agent, any Lender or any other Secured Party hereunder, under any Note or under any other Loan Document shall, notwithstanding any judgment in a currency other than U.S. Dollars or Canadian Dollars, as the case may be, be discharged only to the extent that on the Business Day next succeeding receipt by such Agent, such Lender or such other Secured Party of any sum adjudged to be so due in such other currency, such Agent, such Lender or such other Secured Party may, in accordance with normal banking procedures, purchase U.S. Dollars or Canadian Dollars, as the case may be, with such other currency. If the U.S. Dollars or Canadian Dollars so purchased are less than the sum originally due to such Agent, such Lender or such other Secured Party in U.S. Dollars or in Canadian Dollars, each of the Borrowers agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Agent, such Lender or such other Secured Party against such loss. If the U.S. Dollars or Canadian Dollars so purchased exceed the sum originally due to such Agent, such Lender or such other Secured Party in U.S. Dollars or in Canadian Dollars, such Agent, such Lender or such other Secured Party shall remit such excess to the applicable Borrower.

         SECTION 12.15. Tax Matters Disclosure. Notwithstanding anything contained in this Agreement or the Amendment Agreement to the contrary, and notwithstanding any other express or implied agreement or understanding to the contrary, each party to this Agreement and the Amendment Agreement (and each such party's respective Affiliates and such party's and such Affiliates' employees, representatives or other agents) may disclose to any and all persons without limitation of any kind, the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated by this Agreement and the Amendment Agreement and all materials of any kind that are provided to such party (including opinions or other tax analyses) relating to such tax treatment and tax structure; provided, that with respect to any document or similar item that in either case contains information concerning such tax treatment or tax structure of the transactions contemplated by this Agreement and the Amendment Agreement as well as other information, this sentence shall only apply to such portions of the document or similar item that are relevant to understanding the purported or claimed United States federal tax treatment or United States federal tax structure of the transactions contemplated by this Agreement and the Amendment Agreement.

         SECTION 12.16. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENTS, THE LENDERS, THE ISSUERS, HOLDINGS OR EITHER BORROWER IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK IN THE CITY OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER

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

PROPERTY MAY BE BROUGHT, AT THE AGENTS' OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF HOLDINGS AND EACH BORROWER HEREBY IRREVOCABLY APPOINTS CT CORPORATION SYSTEM (THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10016, UNITED STATES, AS ITS AGENT TO RECEIVE, ON ITS BEHALF AND ON BEHALF OF ITS PROPERTY, SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO SUCH OBLIGOR IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND SUCH OBLIGOR HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. AS AN ALTERNATIVE METHOD OF SERVICE, EACH OF HOLDINGS AND EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION
11.2. EACH OF HOLDINGS AND EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT HOLDINGS OR EITHER BORROWER, AS THE CASE MAY BE, HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH OF HOLDINGS AND EACH BORROWER HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

         SECTION 12.17. Waiver of Jury Trial. EACH AGENT, EACH LENDER, EACH ISSUER, HOLDINGS AND EACH BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF SUCH AGENT, SUCH LENDER, SUCH ISSUER, HOLDINGS OR EITHER BORROWER IN CONNECTION THEREWITH. EACH OF HOLDINGS AND EACH BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH AGENT, EACH LENDER AND EACH ISSUER ENTERING INTO THE LOAN DOCUMENTS.

             [END OF TEXT OF AMENDED AND RESTATED CREDIT AGREEMENT]

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